Document and Entity Information (USD $)	12 Months Ended
	May 31, 2012	Jul. 18, 2012	Nov. 30, 2011
Document Information [Line Items]
Document Type	10-K
Amendment Flag	false
Document Period End Date	May 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Trading Symbol	RPM
Entity Registrant Name	RPM INTERNATIONAL INC/DE/
Entity Central Index Key	0000110621
Current Fiscal Year End Date	--05-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		131,896,543
Entity Public Float			$ 3,043,767,780

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011
Current Assets
Cash and cash equivalents	$ 315,968	$ 435,011
Trade accounts receivable (less allowances of $26,507 and $27,597, respectively)	745,541	712,863
Inventories	489,978	463,120
Deferred income taxes	19,868	17,764
Prepaid expenses and other current assets	239,982	239,212
Total current assets	1,811,337	1,867,970
Property, Plant and Equipment, at Cost	1,050,965	998,245
Allowance for depreciation and amortization	(632,133)	(608,218)
Property, plant and equipment, net	418,832	390,027
Other Assets
Goodwill	849,346	831,489
Other intangible assets, net of amortization	345,620	312,867
Other	134,885	112,676
Total other assets	1,329,851	1,257,032
Total Assets	3,560,020	3,515,029
Current Liabilities
Accounts payable	391,467	358,790
Current portion of long-term debt	2,584	2,549
Accrued compensation and benefits	166,178	156,981
Accrued loss reserves	54,652	57,645
Other accrued liabilities	144,911	159,324
Total current liabilities	759,792	735,289
Long-Term Liabilities
Long-term debt, less current maturities	1,112,952	1,106,304
Other long-term liabilities	346,967	224,026
Deferred income taxes	26,326	62,042
Total long-term liabilities	1,486,245	1,392,372
Stockholders' Equity
Preferred stock, par value $0.01; authorized 50,000 shares; none issued
Common stock, par value $0.01; authorized 300,000 shares; issued 135,741 and outstanding 131,555 as of May 2012; issued 134,406 and outstanding 130,580 as of May 2011	1,316	1,306
Paid-in capital	742,895	735,245
Treasury stock, at cost	(69,480)	(62,495)
Accumulated other comprehensive income (loss)	(177,893)	6,073
Retained earnings	686,818	583,035
Total RPM International Inc. stockholders' equity	1,183,656	1,263,164
Noncontrolling interest	130,327	124,204
Total Equity	1,313,983	1,387,368
Total Liabilities and Stockholders' Equity	$ 3,560,020	$ 3,515,029

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	May 31, 2012	May 31, 2011
Trade accounts receivable, allowances	$ 26,507	$ 27,597
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, authorized	50,000	50,000
Preferred stock, issued
Common stock, par value	$ 0.01	$ 0.01
Common stock, authorized	300,000	300,000
Common stock, issued	135,741	134,406
Common stock, outstanding	131,555	130,580

CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	May 31, 2012		May 31, 2011		May 31, 2010
Net Sales	$ 3,777,416	[1]	$ 3,381,841	[1]	$ 3,412,716	[1]
Cost of Sales	2,235,153		1,980,974		1,977,341
Gross Profit	1,542,263		1,400,867		1,435,375
Selling, General and Administrative Expenses	1,155,714		1,058,466		1,110,102
Net Loss Upon Deconsolidation of SPHC					7,946
Interest expense	72,045		65,427		59,273
Investment (Income), Net	(4,186)		(15,682)		(7,576)
Other (Income), Net	(9,599)		(2,397)		(2,824)
Income before income taxes	328,289	[2]	295,053	[2]	268,454	[2]
Provision for income taxes	94,526		91,885		87,327
Net Income	233,763		203,168		181,127
Less: Net Income Attributable to Noncontrolling Interests	17,827		14,110		1,090
Net income	$ 215,936		$ 189,058		$ 180,037
Average Number of Shares of Common Stock Outstanding:
Basic	128,130		127,403		127,047
Diluted	128,717		128,066		127,731
Earnings per Share of Common Stock Attributable to RPM International Inc. Stockholders:
Basic	$ 1.65		$ 1.46		$ 1.4
Diluted	$ 1.65		$ 1.45		$ 1.39
Cash Dividends Declared per Share of Common Stock	$ 0.855		$ 0.835		$ 0.815

[1]	It is not practicable to obtain the information needed to disclose revenues attributable to each of our product lines.
[2]	The presentation includes a reconciliation of Income (Loss) Before Income Taxes, a measure defined by Generally Accepted Accounting Principles (GAAP) in the United States, to EBIT.

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Cash Flows From Operating Activities:
Net income	$ 233,763	$ 203,168	$ 181,127
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	51,939	52,385	61,823
Amortization	21,759	20,368	22,430
Net Loss Upon Deconsolidation of SPHC			7,946
Other-than-temporary impairments on marketable securities	1,604	693	260
Deferred income taxes	(7,088)	7,708	32,485
Stock-based compensation expense	13,904	12,282	10,030
Other	(6,590)	(1,086)	(1,768)
Changes in assets and liabilities, net of effect from purchases and sales of businesses:
Decrease (increase) in receivables	980	(70,440)	(17,748)
Decrease (increase) in inventory	7,115	(71,523)	(15,059)
Decrease (increase) in prepaid expenses and other current and long-term assets	17,857	(22,645)	2,230
Increase in accounts payable	13,635	55,896	19,638
Increase in accrued compensation and benefits	3,162	19,564	7,206
(Decrease) in accrued loss reserves	(4,909)	(8,198)	(2,705)
Increase in other accrued liabilities	43,650	41,263	42,079
Payments made for asbestos-related claims			(92,621)
Other	(95,909)	(1,269)	(53,417)
Cash From Operating Activities	294,872	238,166	203,936
Cash Flows From Investing Activities:
Capital expenditures	(71,615)	(39,826)	(23,241)
Acquisition of businesses, net of cash acquired	(163,414)	(38,972)	(73,985)
Purchase of marketable securities	(69,824)	(92,060)	(105,364)
Proceeds from sales of marketable securities	51,415	77,035	93,972
Proceeds from sales of assets and businesses	2,171	1,301	1,892
Decrease in cash due to deconsolidation of SPHC			(18,568)
Investment in unconsolidated affiliates	(31,842)	(9,315)	(2,745)
Other	15,787	(4,103)	1,086
Cash (Used For) Investing Activities	(267,322)	(105,940)	(126,953)
Cash Flows From Financing Activities:
Additions to long-term and short-term debt	27,894	200,499	314,059
Reductions of long-term and short-term debt	(36,128)	(24,502)	(319,642)
Cash dividends	(112,153)	(108,585)	(105,430)
Repurchase of stock	(6,985)	(21,811)	(2,283)
Exercise of stock options	9,931	12,116	14,667
Cash From (Used For) Financing Activities	(117,441)	57,717	(98,629)
Effect of Exchange Rate Changes on Cash and Cash Equivalents	(29,152)	29,713	(16,386)
Net Change in Cash and Cash Equivalents	(119,043)	219,656	(38,032)
Cash and Cash Equivalents at Beginning of Period	435,011	215,355	253,387
Cash and Cash Equivalents at End of Period	315,968	435,011	215,355
Cash paid during the year for:
Interest	70,517	62,892	53,897
Income taxes	96,067	65,935	45,090
Supplemental Schedule of Non-Cash Investing and Financing Activities:
Debt from business combinations	$ 3,858		$ 2,991

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (USD $) In Thousands	Total	Common Stock	Paid-In Capital	Treasury Stock	Accumulated Other Comprehensive Income/(Loss)	Retained Earnings	Total RPM International Inc. Equity	Non- Controlling Interests	Total Comprehensive Income/(Loss)
Beginning Balance at May. 31, 2009	$ 1,143,671	$ 1,285	$ 796,441	$ (50,453)	$ (31,557)	$ 427,955	$ 1,143,671
Beginning Balance (in shares) at May. 31, 2009		128,501
Net income	181,127					180,037	180,037	1,090	181,127
Translation (loss) and other	(83,454)				(83,454)		(83,454)		(83,454)
Dividends paid	(105,430)					(105,430)	(105,430)
Comprehensive income net of tax									97,673
Deconsolidation of SPHC	2,913		(84,985)		7,220		(77,765)	80,678
Stock option exercises, net (in shares)		981
Stock option exercises, net	12,351	10	12,341				12,351
Stock based compensation expense	3,852		3,852				3,852
Restricted stock awards, net (in shares)		436
Restricted stock awards, net	6,211	4	(3,560)	9,767			6,211
Ending Balance at May. 31, 2010	1,161,241	1,299	724,089	(40,686)	(107,791)	502,562	1,079,473	81,768
Ending Balance (in shares) at May. 31, 2010		129,918
Net income	203,168					189,058	189,058	14,110	203,168
Translation (loss) and other	128,957				113,864		113,864	15,093	128,957
Dividends paid	(108,585)					(108,585)	(108,585)
Comprehensive income net of tax									332,125
Other noncontrolling interest activity			(13,233)				(13,233)	13,233
Shares repurchased (in shares)		(1,036)
Shares repurchased	(17,948)	(10)	10	(17,948)			(17,948)
Stock option exercises, net (in shares)		784
Stock option exercises, net	9,898	8	10,397	(507)			9,898
Stock based compensation expense	3,855		3,855				3,855
Restricted stock awards, net (in shares)		914
Restricted stock awards, net	6,782	9	10,127	(3,354)			6,782
Ending Balance at May. 31, 2011	1,387,368	1,306	735,245	(62,495)	6,073	583,035	1,263,164	124,204
Ending Balance (in shares) at May. 31, 2011		130,580
Net income	233,763					215,936	215,936	17,827	233,763
Translation (loss) and other	(211,845)				(183,966)		(183,966)	(27,879)	(211,845)
Dividends paid	(112,153)					(112,153)	(112,153)
Comprehensive income net of tax									21,918
Other noncontrolling interest activity			(16,175)				(16,175)	16,175
Shares repurchased (in shares)		(165)
Shares repurchased	(3,008)	(2)	2	(3,008)			(3,008)
Stock option exercises, net (in shares)		577
Stock option exercises, net	6,599	6	7,311	(718)			6,599
Stock based compensation expense	3,991		3,991				3,991
Restricted stock awards, net (in shares)		563
Restricted stock awards, net	9,268	6	12,521	(3,259)			9,268
Ending Balance at May. 31, 2012	$ 1,313,983	$ 1,316	$ 742,895	$ (69,480)	$ (177,893)	$ 686,818	$ 1,183,656	$ 130,327
Ending Balance (in shares) at May. 31, 2012		131,555

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
May 31, 2012
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1) Consolidation, Noncontrolling Interests and Basis of Presentation

Our financial statements include all of our majority-owned subsidiaries, except for certain subsidiaries that were deconsolidated on May 31, 2010 (please refer to Note A(2)). We account for our investments in less-than-majority-owned joint ventures for which we have the ability to exercise significant influence, under the equity method. Effects of transactions between related companies, except for certain subsidiaries that were deconsolidated, are eliminated in consolidation.

Noncontrolling interests are presented in our Consolidated Financial Statements as if parent company investors (controlling interests) and other minority investors (noncontrolling interests) in partially-owned subsidiaries have similar economic interests in a single entity. As a result, investments in noncontrolling interests are reported as equity in our Consolidated Financial Statements. Additionally, our Consolidated Financial Statements include 100% of a controlled subsidiary’s earnings, rather than only our share. Transactions between the parent company and noncontrolling interests are reported in equity as transactions between stockholders, provided that these transactions do not create a change in control.

In September 2011, we increased our ownership in Kemrock Industries and Exports Limited (“Kemrock”) to over 20% of Kemrock’s outstanding shares of common stock. Kemrock is one of India’s leading manufacturers of high performance reinforced polymer composites. Our Consolidated Financial Statements reflect the impact of the change in accounting for our investment in Kemrock from an available for sale security to the equity method, which was required as a result of our additional investment in Kemrock in September 2011. Please refer to Note C for further discussion.

In October 2011, we entered into an agreement to advance Kemrock $12.0 million in exchange for the continued supply of goods and commercial materials that Kemrock has exported to us in the past, with the full amount to be satisfied over a six month period. As of May 31, 2012, Kemrock has supplied us with approximately $9.0 million of goods and materials; the remaining portion of the advance is expected to be satisfied during the first quarter of fiscal 2013. The advance is classified within prepaid and other current assets in our Consolidated Balance Sheet.

In December 2011, we entered into a separate agreement to loan Kemrock $15.0 million, which is to be repaid in cash, or alternatively, goods and commercial materials, no later than September 15, 2012. As of May 31, 2012, Kemrock had repaid approximately $5.0 million of this loan. The loan is classified as a note receivable and is included in prepaid and other current assets in our Consolidated Balance Sheet. Also in December 2011, we entered into a global depository receipt (“GDR”) Purchase Agreement with Kemrock, whereby we purchased 693,072 GDRs of Kemrock for an aggregate purchase price of approximately $7.2 million. The GDRs are included in our investment in Kemrock and are classified as other long-term assets in our Consolidated Balance Sheet.

In April 2012, we invested $22.7 million in 5.5% convertible bonds issued by Kemrock. The bonds are convertible into ordinary shares or global depositary receipts each representing one ordinary share of Kemrock stock, and may be converted at any time on or after June 4, 2012 and up to the close of business on June 12, 2017. Our investment in Kemrock’s convertible bonds is classified in other long-term assets in our Consolidated Balance Sheet.

Our business is dependent on external weather factors. Historically, we have experienced strong sales and net income in our first, second and fourth fiscal quarters comprising the three-month periods ending August 31, November 30 and May 31, respectively, with weaker performance in our third fiscal quarter (December through February).

Certain reclassifications have been made to prior year amounts to conform to the current year presentation.

2) Deconsolidation of Specialty Products Holding Corp. (“SPHC”)

On May 31, 2010, Bondex International, Inc. (“Bondex”) and its parent, SPHC, filed Chapter 11 reorganization proceedings in the United States Bankruptcy Court for the District of Delaware. SPHC is our wholly owned subsidiary. In accordance with Accounting Standards Codification (“ASC”) 810, when a subsidiary becomes subject to the control of a government, court, administrator, or regulator, deconsolidation of that subsidiary is generally required. We have therefore deconsolidated SPHC and its subsidiaries from our balance sheet as of May 31, 2010, and have eliminated the results of SPHC’s operations from our results of operations beginning on that date. We believe we have no responsibility for liabilities of SPHC and Bondex. As a result of the Chapter 11 reorganization proceedings, on a prospective basis we will continue to account for our investment in SPHC under the cost method.

We had a net receivable from SPHC at May 31, 2010, that we expect may change before the bankruptcy proceedings have been finalized. The potential change relates to our indemnification of an insurer on appeal bonds pertaining to Bondex’s appeal of two asbestos cases that had been underway prior to the bankruptcy filing, neither of which are material in amount. During our 2012 third fiscal quarter, one of the appeal bonds was satisfied, and one remains outstanding. Included in the net amount due from SPHC are receivables and payables, which we concluded we have the right to report as a net amount based on several factors, including the fact that all amounts are determinable, the balances are due to and from our subsidiaries, and we have been given reasonable assurance that netting the applicable receivables and payables would remain legally enforceable. We analyzed our net investment in SPHC as of May 31, 2010, which included a review of our advances to SPHC, an assessment of the collectibility of our net receivables due from SPHC, and a computation of the gain to be recorded upon deconsolidation based on the carrying amount of our investment in SPHC. In accordance with GAAP, the gain on deconsolidation related to the carrying amount of net assets of SPHC at May 31, 2010, was calculated in accordance with ASC 810-10-40-5, as follows:

a)	the aggregate of (1) the fair value of consideration received, (2) the fair value of any retained noncontrolling investment in the former subsidiary at the date the subsidiary is deconsolidated, and (3) the carrying amount of any noncontrolling interest in the former subsidiary; less

b)	the carrying amount of the former subsidiary’s assets and liabilities.

In determining the carrying value of any retained noncontrolling investment in SPHC at the date of deconsolidation we considered several factors, including analyses of cash flows combined with various assumptions relating to the future performance of this entity and a discounted value of SPHC’s recorded asbestos-related contingent obligations based on information available to us as of the date of deconsolidation. The discounted cash flow approach relies primarily on Level 3 unobservable inputs, whereby expected future cash flows are discounted using a rate that includes assumptions regarding an entity’s average cost of debt and equity, incorporates expected future cash flows based on internal business plans, and applies certain assumptions about risk and uncertainties due to the bankruptcy filing. Our estimates are based upon assumptions we believe to be reasonable, but which by nature are uncertain and unpredictable. As a result of this analysis, we determined that the carrying value of our retained interest in SPHC approximated zero.

As a result of the combined analyses of each of the components of our net investment in SPHC, we recorded a net loss of approximately $7.9 million, which was reflected in Other Expense, Net, during the fourth fiscal quarter of the year ended May 31, 2010. No changes have been made to these amounts through May 31, 2012.

3) Use of Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated subsequent events through the date the Consolidated Financial Statements were filed with the Securities and Exchange Commission.

4) Acquisitions/Divestitures

We account for business combinations using the acquisition method of accounting and, accordingly, the assets and liabilities of the acquired entities are recorded at their estimated fair values at the acquisition date.

During the fiscal year ended May 31, 2012, we completed six acquisitions. Four of the acquired product lines report through our industrial reportable segment, which included the following: a manufacturer of polyurethane and urethane-based flooring and decking solutions for cruise ships, yachts and naval applications based in Genoa, Italy; a supplier and provider of equipment and solutions for water and fire damage restoration, professional cleaning and environmental control based in Burlington, Washington; a supplier of passive fire protection and insulation products headquartered in Barcelona, Spain; and a manufacturer and supplier of EIFS and complementary product lines based in Germany and serving the German and French construction markets. Two of the acquired product lines report through our consumer reportable segment, which included the following: a manufacturer of automotive aftermarket coatings based in Hallam, Victoria, Australia; and a manufacturer of specialty coating based in Cicero, Illinois. During the fiscal year ended May 31, 2011, we completed six acquisitions, all of which report through our industrial reportable segment. The acquired product lines included the following: a supplier and installer of industrial flooring systems based in Norway; a product line that includes biodegradable modular systems for vegetated roofs; a manufacturer of polyurethane and epoxy coatings for waterproofing and industrial flooring based in Germany; a supplier of sealants, tapes and membranes for construction markets based in Turkey; a supplier of curb, bridge and channel drainage products for construction and infrastructure markets based in the U.K.; and a manufacturer of synthetic fibers engineered for use as a secondary reinforcement in ready mix concrete and cement-based building products based in LaFayette, Georgia. The purchase price for each acquisition has been allocated to the estimated fair values of the assets acquired and liabilities assumed as of the date of acquisition. These acquisitions have been aggregated by year of purchase in the following table:

	Fiscal 2012 Acquisitions			Fiscal 2011 Acquisitions
(In thousands)	Weighted-Average Intangible Asset Amortization Life (In Years)	Total		Weighted-Average Intangible Asset Amortization Life (In Years)	Total
Current assets		$84,693			$15,221
Property, plant and equipment		30,096			3,016
Goodwill	N/A	55,177		N/A	16,265
Tradenames — indefinite lives	N/A	26,986		N/A	—
Other intangible assets	14	43,062		11	13,493
Other long-term assets		3,066			2

Total Assets Acquired		$243,080			$47,997

Liabilities assumed		(64,743)			(9,776)

Net Assets Acquired		$178,337	(1)		$38,221	(2)

(1)	Figure includes cash acquired of $12.3 million.

(2)	Figure includes cash acquired of $0.8 million.

Our Consolidated Financial Statements reflect the results of operations of acquired businesses as of their respective dates of acquisition. Pro-forma results of operations for the years ended May 31, 2012 and May 31, 2011 were not materially different from reported results and, consequently, are not presented.

5) Foreign Currency

The functional currency for each of our foreign subsidiaries is its principal operating currency. Accordingly, for the periods presented, assets and liabilities have been translated using exchange rates at year end, while income and expense for the periods have been translated using a weighted-average exchange rate.

The resulting translation adjustments have been recorded in accumulated other comprehensive income (loss), a component of stockholders’ equity, and will be included in net earnings only upon the sale or liquidation of the underlying foreign investment, neither of which is contemplated at this time. Transaction gains and losses have been immaterial during the past three fiscal years.

6) Cash and Cash Equivalents

For purposes of the statement of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. We do not believe we are exposed to any significant credit risk on cash and cash equivalents. The carrying amounts of cash and cash equivalents approximate fair value.

7) Property, Plant & Equipment

May 31,	2012	2011
(In thousands)
Land	$36,767	$35,481
Buildings and leasehold improvements	291,026	277,268
Machinery and equipment	723,172	685,496

Total property, plant and equipment, at cost	1,050,965	998,245
Less: allowance for depreciation and amortization	632,133	608,218

Property, plant and equipment, net	$418,832	$390,027

We review long-lived assets for impairment when circumstances indicate that the carrying values of these assets may not be recoverable. For assets that are to be held and used, an impairment charge is recognized when the estimated undiscounted future cash flows associated with the asset or group of assets are less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded for the difference between the carrying value and the fair value. Fair values are determined based on quoted market values, discounted cash flows, internal appraisals or external appraisals, as applicable. Assets to be disposed of are carried at the lower of their carrying value or estimated net realizable value.

Depreciation is computed primarily using the straight-line method over the following ranges of useful lives:

Land improvements	3 to 30 years
Buildings and improvements	3 to 50 years
Machinery and equipment	1 to 30 years

Total depreciation expense for each fiscal period includes the charges to income that result from the amortization of assets recorded under capital leases.

8) Revenue Recognition

Revenues are recognized when realized or realizable, and when earned. In general, this is when title and risk of loss pass to the customer. Further, revenues are realizable when we have persuasive evidence of a sales arrangement, the product has been shipped or the services have been provided to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. We reduce our revenues for estimated customer returns and allowances, certain rebates, sales incentives, and promotions in the same period the related sales are recorded.

We also record revenues generated under long-term construction contracts, mainly in connection with the installation of specialized roofing and flooring systems, and related services. Certain long-term construction contracts are accounted for under the percentage-of-completion method, and therefore we record contract revenues and related costs as our contracts progress. This method recognizes the economic results of contract performance on a timelier basis than does the completed-contract method; however, application of this method requires reasonably dependable estimates of progress toward completion, as well as other dependable estimates. When reasonably dependable estimates cannot be made, or if other factors make estimates doubtful, the completed contract method is applied. Under the completed contract method, billings and costs are accumulated on the balance sheet as the contract progresses, but no revenue is recognized until the contract is complete or substantially complete.

9) Shipping Costs

Shipping costs paid to third-party shippers for transporting products to customers are included in selling, general and administrative expenses. For the years ended May 31, 2012, 2011 and 2010, shipping costs were $112.0 million, $103.0 million and $101.7 million, respectively.

10) Inventories

Inventories are stated at the lower of cost or market, cost being determined on a first-in, first-out (FIFO) basis and market being determined on the basis of replacement cost or net realizable value. Inventory costs include raw materials, labor and manufacturing overhead. Inventories were composed of the following major classes:

May 31,	2012	2011
(In thousands)
Raw material and supplies	$160,869	$142,133
Finished goods	329,109	320,987

Total Inventory	$489,978	$463,120

11) Goodwill and Other Intangible Assets

We account for goodwill and other intangible assets in accordance with the provisions of ASC 350 and account for business combinations using the acquisition method of accounting and accordingly, the assets and liabilities of the entities acquired are recorded at their estimated fair values at the acquisition date. Goodwill represents the excess of the purchase price paid over the fair value of net assets acquired, including the amount assigned to identifiable intangible assets.

We performed the required annual goodwill impairment assessments as of the first day of our fourth fiscal quarter at the reporting unit level. Our reporting units have been identified at the component level, which is the operating segment level or one level below. In the fourth quarter of fiscal 2012, we early adopted new FASB guidance that simplifies how an entity tests goodwill for impairment. It provides an option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Under the new guidance, the traditional two-step quantitative process is required only if an entity concludes that it is more likely than not that a reporting unit’s fair value is less than its carrying amount. After performing the annual goodwill impairment qualitative assessment during the fourth quarter of fiscal 2012, we determined that it was necessary to perform the traditional two-step goodwill impairment test for two of our reporting units.

The traditional two-step quantitative goodwill impairment assessment involves estimating the fair value of a reporting unit and comparing it with its carrying amount. If the carrying amount of the reporting unit exceeds its fair value, additional steps are followed to determine and recognize, if appropriate, an impairment loss. Calculating the fair value of the reporting units requires our significant use of estimates and assumptions. We estimate the fair values of our reporting units by applying a combination of third-party market-value indicators, when observable market data is available, and discounted future cash flows to each of our reporting unit’s projected EBITDA. In applying this methodology, we rely on a number of factors, including actual and forecasted operating results and market data. As a result of the assessments performed for fiscal 2012, 2011 and 2010, there were no indicators of impairment.

Additionally, we test all indefinite-lived intangible assets for impairment annually. We perform the required annual impairment assessments as of the first day of our fourth fiscal quarter. The annual impairment assessment involves estimating the fair value of each indefinite-lived asset and comparing it with its carrying amount. If the carrying amount of the intangible asset exceeds its fair value, we record an impairment loss equal to the difference. Calculating the fair value of the indefinite-lived assets requires our significant use of estimates and assumptions. We estimate the fair values of our intangible assets by applying a relief-from-royalty calculation, which includes discounted future cash flows related to each of our intangible asset’s projected revenues. In applying this methodology, we rely on a number of factors, including actual and forecasted revenues and market data. The results of our annual impairment test for the fiscal years ended May 31, 2012, 2011 and 2010 did not result in any impairment.

Should the future earnings and cash flows at our reporting units decline and/or discount rates increase, future impairment charges to goodwill and other intangible assets may be required.

12) Advertising Costs

Advertising costs are charged to operations when incurred and are included in SG&A expenses. For the years ended May 31, 2012, 2011 and 2010, advertising costs were $34.1 million, $33.3 million and $39.4 million, respectively.

13) Research and Development

Research and development costs are charged to operations when incurred and are included in selling, general and administrative expenses. The amounts charged to expense for the years ended May 31, 2012, 2011 and 2010 were $45.4 million, $40.9 million and $41.3 million, respectively.

14) Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to our employees and directors, which may include restricted stock, stock options and stock appreciation rights (“SARs”). We measure stock-based compensation cost at the date of grant, based on the estimated fair value of the award. We recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the related vesting period. Refer to Note H, “Stock-Based Compensation,” for further information.

15) Investment (Income) Expense, Net

Investment (income) expense, net, consists of the following components:

Year Ended May 31,	2012	2011	2010
(In thousands)
Interest (income)	$(5,031)	$(5,058)	$(4,035)
Loss (gain) on sale of marketable securities	862	(9,675)	(2,160)
Other-than-temporary impairment on securities	1,604	693	260
Dividend (income)	(1,621)	(1,642)	(1,641)

Investment (income) expense, net	$(4,186)	$(15,682)	$(7,576)

16) Other (Income), Net

Other (income), net, consists of the following components:

Year Ended May 31,	2012	2011	2010
(In thousands)
Royalty (income), net	$(1,520)	$(1,249)	$(2,829)
Equity in (income) of unconsolidated affiliates	(8,079)	(1,148)	5

Other (income), net	$(9,599)	$(2,397)	$(2,824)

Equity in Income of Unconsolidated Affiliates

Beginning with our fiscal year ended May 31, 2007, we began purchasing shares of Kemrock Industries and Exports Limited (“Kemrock”) common stock. Kemrock is one of India’s leading manufacturers of high performance reinforced polymer composites, and is also part of a strategic alliance with certain of our subsidiaries for licensed manufacturing and supply of molded and pultruded gratings. By May 31, 2011, we had acquired a total of approximately 3.2 million shares of Kemrock common stock, for an accumulated cost approximating $24.2 million, which represented approximately 18% of Kemrock’s outstanding shares at that time. Our investment in Kemrock common stock had been classified in other long-term assets on our balance sheet and included with available-for-sale securities, which are carried at fair value based on quoted market prices.

In September 2011, we purchased approximately 870,000 additional shares of Kemrock common stock, which increased our ownership to 23% of Kemrock’s outstanding shares. In December 2011, we entered into GDR Purchase Agreement with Kemrock, whereby we purchased from Kemrock 693,072 GDRs of Kemrock for an aggregate purchase price of approximately $7.2 million. We account for our investment in the Kemrock GDRs as common stock equivalents within our total investment in Kemrock.

Due to the presumption under GAAP that an entity with an ownership percentage greater than 20% has significant influence, and no other factors would refute that presumption, we changed our accounting for this investment to the equity method. Due to timing differences in our fiscal reporting periods, we record our share of Kemrock’s financial activity on a two-month lag.

In accordance with the equity method of accounting, increases in ownership which result in a change to the equity method of accounting generally require retroactive recognition of an investor’s share of earnings and losses in prior periods. We evaluated the impact of retroactively reflecting our investment in Kemrock and determined that due to the relative insignificance of our share of earnings and losses for Kemrock in prior periods, both quantitatively and qualitatively, the impact of the adjustments was not material to our financial statements for any previously reported fiscal period, nor is the cumulative effect material to the current fiscal year. Therefore, we recorded a total of $5.2 million of net earnings during our fiscal quarter ending November 30, 2011, of which approximately $4.6 million related to prior periods. For the year ended May 31, 2012, we recorded a total of $6.1 million of net earnings related to our share of Kemrock’s earnings. These amounts are reflected in other (income), net in our income statement.

Further adjustments will be made to our investment over time in order to recognize our share of Kemrock’s earnings as they occur, rather than as dividends or other distributions are received. Any changes in our proportionate share of the underlying equity of Kemrock, which could result from their issuance of additional equity securities, are recognized as increases or decreases in shareholders’ equity, net of any related tax effects.

Our investment in Kemrock is reported in our Consolidated Balance Sheet at its adjusted carrying value and classified as a long-term asset. Our investment in Kemrock had a carrying value of $42.2 million at May 31, 2012 and a fair market value of $35.8 million at May 31, 2011.

17) Income Taxes

The provision for income taxes is calculated using the liability method. Under the liability method, deferred income taxes are recognized for the tax effect of temporary differences between the financial statement carrying amount of assets and liabilities and the amounts used for income tax purposes and for certain changes in valuation allowances. Valuation allowances are recorded to reduce certain deferred tax assets when, in our estimation, it is more likely than not that a tax benefit will not be realized.

We have not provided for U.S. income and foreign withholding taxes on approximately $876.8 million of foreign subsidiaries’ undistributed earnings as of May 31, 2012, because such earnings have been retained and reinvested by the subsidiaries. Accordingly, no provision has been made for U.S. or foreign withholding taxes, which may become payable if undistributed earnings of foreign subsidiaries were paid to us as dividends. The additional income taxes and applicable withholding taxes that would result had such earnings actually been repatriated are not practically determinable.

18) Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings. Our unvested share-based payment awards that contain rights to receive non-forfeitable dividends are considered participating securities. Basic EPS of common stock is computed by dividing net income by the weighted-average number of shares of common stock outstanding for the period. Diluted EPS of common stock is computed on the basis of the weighted-average number of share of common stock plus the effect of dilutive potential shares of common stock outstanding during the period using the treasury stock method. Dilutive potential shares of common stock include outstanding stock options, stock awards and convertible notes. See Note J, “Earnings Per Share of Common Stock,” for additional information.

19) Other Recent Accounting Pronouncements

In September 2011, the FASB issued amended guidance that simplified how entities test goodwill for impairment. After an assessment of certain qualitative factors, if it is determined to be more likely than not that the fair value of a reporting unit is less than its carrying amount, entities must perform the quantitative analysis of the goodwill impairment test. Otherwise, the quantitative test(s) become optional. The guidance was effective for fiscal years beginning after December 15, 2011 with early adoption permitted. We elected to adopt this guidance for the 2012 goodwill impairment test performed in the fourth quarter. There was no impact on our consolidated financial results.

In June 2011, the FASB issued amended disclosure requirements for the presentation of other comprehensive income (OCI) and accumulated other comprehensive income (AOCI). OCI is comprised of costs, expenses, gains and losses that are included in comprehensive income but excluded from net income, and AOCI comprises the aggregated balances of OCI in equity. The amended guidance eliminated the option to present period changes (OCI) as part of the Statement of Changes in Equity. Under the amended guidance, all period changes (OCI) are to be presented either in a single continuous statement of comprehensive income, or in two separate but consecutive financial statements. Only summary totals are to be included in the AOCI section of the Statement of Changes in Equity. In December 2011, the FASB deferred the requirement to present reclassifications from AOCI on the face of the Consolidated Statement of Income. The changes are effective June 1, 2012 with early adoption permitted. We will adopt these provisions as of June 1, 2012, and we do not anticipate any impact on our consolidated financial results as the amendments relate only to changes in financial statement presentation.

20) Subsequent Event

On June 29, 2012, we terminated our Revolving Credit Facility and entered into an unsecured syndicated revolving credit facility (the “New Credit Facility”) with a group of banks. The New Credit Facility expires on June 29, 2017 and provides for a five-year $600.0 million revolving credit facility, which includes sublimits for the issuance of swingline loans, which are comparatively short-term loans used for working capital purposes, and letters of credit. The aggregate maximum principal amount of the commitments under the New Credit Facility may be expanded upon our request, subject to certain conditions, to $800.0 million. The New Credit Facility is available to refinance existing indebtedness, to finance working capital and capital expenditure needs, and for general corporate purposes.

The New Credit Facility contains customary covenants, including but not limited to, limitations on our ability, and in certain instances, our subsidiaries’ ability, to incur liens, make certain investments, or sell or transfer assets. Additionally, we may not permit (i) our consolidated leverage ratio to exceed 60% of the sum of our consolidated indebtedness and consolidated stockholders’ equity or (ii) our consolidated interest coverage ratio to be less than 3.5 to 1.0.

GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
May 31, 2012
GOODWILL AND OTHER INTANGIBLE ASSETS

NOTE B — GOODWILL AND OTHER INTANGIBLE ASSETS

The changes in the carrying amount of goodwill, by reportable segment, for the years ended May 31, 2012 and 2011, are as follows:

(In thousands)	Industrial Segment	Consumer Segment	Total
Balance as of June 1, 2010	$392,850	$375,394	$768,244
Acquisitions	16,265		16,265
Purchase accounting adjustments(1)	1,586		1,586
Translation adjustments	35,055	10,339	45,394

Balance as of May 31, 2011	445,756	385,733	831,489
Acquisitions	50,233	4,944	55,177
Translation adjustments	(30,098)	(7,222)	(37,320)

Balance as of May 31, 2012	$465,891	$383,455	$849,346

(1)	Relates primarily to other accruals and finalization of certain property, plant and equipment and intangibles valuations; and current year adjustments to purchase price contingencies.

Total accumulated impairment losses were $14.9 million at May 31, 2012 and 2011, which was recorded during the fiscal year ended May 31, 2009 by our industrial reportable segment.

Other intangible assets consist of the following major classes:

(In thousands)	Amortization Period (In Years)	Gross Carrying Amount	Accumulated Amortization	Net Other Intangible Assets
As of May 31, 2012
Amortized intangible assets
Formulae	3 to 33	$174,190	$103,414	$70,776
Customer-related intangibles	3 to 33	139,824	52,616	87,208
Trademarks/names	4 to 40	26,050	11,192	14,858
Other	1 to 40	49,373	25,526	23,847

Total Amortized Intangibles		389,437	192,748	196,689
Indefinite-lived intangible assets
Trademarks/names		148,931		148,931

Total Other Intangible Assets		$538,368	$192,748	$345,620

As of May 31, 2011
Amortized intangible assets
Formulae	3 to 33	$172,536	$97,185	$75,351
Customer-related intangibles	3 to 33	115,810	45,696	70,114
Trademarks/names	4 to 40	27,961	10,591	17,370
Other	1 to 40	44,910	23,784	21,126

Total Amortized Intangibles		361,217	177,256	183,961
Indefinite-lived intangible assets
Trademarks/names		128,906		128,906

Total Other Intangible Assets		$490,123	$177,256	$312,867

The aggregate intangible asset amortization expense for the fiscal years ended May 31, 2012, 2011 and 2010 was $21.4 million, $20.0 million and $22.2 million, respectively. For the next five fiscal years, we estimate annual intangible asset amortization expense related to our existing intangible assets to approximate the following: 2013 — $20.9 million, 2014 — $19.9 million, 2015 — $19.1 million, 2016 — $18.5 million and 2017 — $17.8 million.

MARKETABLE SECURITIES	12 Months Ended
May 31, 2012
MARKETABLE SECURITIES

NOTE C — MARKETABLE SECURITIES

The following tables summarize marketable securities held at May 31, 2012 and 2011 by asset type:

	Available-For-Sale Securities
(In thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value (Net Carrying Amount)
May 31, 2012
Equity securities:
Stocks — foreign	$1,016	$79	$—	$1,095
Stocks — domestic	24,380	2,776	(1,046)	26,110
Mutual funds — foreign	17,489	521	(936)	17,074
Mutual funds — domestic	39,246	1,114	(1,077)	39,283

Total equity securities	82,131	4,490	(3,059)	83,562
Fixed maturity:
U.S. treasury and other government	19,347	530	(12)	19,865
Kemrock convertible bonds	22,701	—	—	22,701
Corporate bonds	2,305	349	(5)	2,649
Foreign bonds	38	1	—	39
Mortgage-backed securities	241	105	(2)	344

Total fixed maturity securities	44,632	985	(19)	45,598

Total	$126,763	$5,475	$(3,078)	$129,160

	Available-For-Sale Securities
(In thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value (Net Carrying Amount)
May 31, 2011
Equity securities:
Stocks — foreign	$25,387	$12,162	$—	$37,549
Stocks — domestic	28,044	4,222	(417)	31,849
Mutual funds — foreign	14,680	3,733	—	18,413
Mutual funds — domestic	30,565	2,246	(1,020)	31,791

Total equity securities	98,676	22,363	(1,437)	119,602
Fixed maturity:
U.S. treasury and other government	25,916	643	(79)	26,480
Corporate bonds	2,729	301	(1)	3,029
Mortgage-backed securities	432	101	(1)	532

Total fixed maturity securities	29,077	1,045	(81)	30,041

Total	$127,753	$23,408	$(1,518)	$149,643

Marketable securities, included in other current and long-term assets, totaling $106.5 million and $22.7 million at May 31, 2012, respectively, and $113.8 million and $35.8 million at May 31, 2011, respectively, are composed of available-for-sale securities and are reported at fair value. During the second fiscal quarter ended November 30, 2011, we acquired additional shares of Kemrock, which required us to change our method of accounting for this long-term investment from an available for sale security to the equity method, as further described under Note A(1). In April 2012, we invested $22.7 million in 5.5% convertible bonds issued by Kemrock. The bonds are convertible into ordinary shares or global depositary receipts each representing one ordinary share of Kemrock stock, and may be converted at any time on or after June 4, 2012 and up to the close of business on June 12, 2017. Our investment in Kemrock convertible bonds is classified in other long-term assets in our Consolidated Balance Sheet.

Marketable securities are composed of available-for-sale securities and are reported at fair value. Realized gains and losses on sales of investments are recognized in net income on the specific identification basis. Changes in the fair values of securities that are considered temporary are recorded as unrealized gains and losses, net of applicable taxes, in accumulated other comprehensive income (loss) within stockholders’ equity. Other-than-temporary declines in market value from original cost are reflected in operating income in the period in which the unrealized losses are deemed other than temporary. In order to determine whether other-than-temporary declines in market value have occurred, the duration of the decline in value and our ability to hold the investment are considered in conjunction with an evaluation of the strength of the underlying collateral and the extent to which the investment’s amortized cost or cost, as appropriate, exceeds its related market value.

Gross gains and losses realized on sales of investments were $4.1 million and $5.0 million, respectively, for the year ended May 31, 2012. Gross gains and losses realized on sales of investments were $13.3 million and $3.6 million, respectively, for the year ended May 31, 2011. During fiscal 2012 and 2011, we recognized losses of $1.6 million and $0.7 million, respectively, for securities deemed to have other-than-temporary impairments. These amounts are included in investment income (expense), net in the Consolidated Statements of Income.

Summarized below are the securities we held at May 31, 2012 and 2011 that were in an unrealized loss position and that were included in accumulated other comprehensive income, aggregated by the length of time the investments had been in that position:

	May 31, 2012		May 31, 2011
(In thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Total investments with unrealized losses	$43,772	$(3,078)	$21,612	$(1,518)
Unrealized losses with a loss position for less than 12 months	42,114	(2,596)	19,721	(1,301)
Unrealized losses with a loss position for more than 12 months	1,658	(482)	1,891	(217)

We have reviewed all of the securities included in the table above and have concluded that we have the ability and intent to hold these investments until their cost can be recovered, based upon the severity and duration of the decline. Therefore, we did not recognize any other-than-temporary impairment losses on these investments. Unrealized losses at May 31, 2012 were generally related to the volatility in valuations over the last several months for a portion of our portfolio of investments in marketable securities. The unrealized losses generally relate to investments whose fair values at May 31, 2012 were less than 15% below their original cost or have been in a loss position for less than six consecutive months. Although we have begun to see recovery in general economic conditions over the past year, if we were to experience continuing or significant unrealized losses within our portfolio of investments in marketable securities in the future, we may recognize additional other-than-temporary impairment losses. Such potential losses could have a material impact on our results of operations in any given reporting period. As such, we continue to closely evaluate the status of our investments and our ability and intent to hold these investments.

The net carrying values of debt securities at May 31, 2012, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because the issuers of the securities may have the right to prepay obligations without prepayment penalties.

(In thousands)	Amortized Cost	Fair Value
Due:
Less than one year	$25,098	$25,104
One year through five years	11,787	12,070
Six years through ten years	5,378	5,628
After ten years	2,369	2,796

	$44,632	$45,598

FAIR VALUE MEASUREMENTS	12 Months Ended
May 31, 2012
FAIR VALUE MEASUREMENTS

NOTE D — FAIR VALUE MEASUREMENTS

Financial instruments recorded on the balance sheet include cash and cash equivalents, trade accounts receivable, marketable securities, notes and accounts payable, and debt.

An allowance for anticipated uncollectible trade receivable amounts is established using a combination of specifically identified accounts to be reserved, and a reserve covering trends in collectibility. These estimates are based on an analysis of trends in collectibility, past experience, and individual account balances identified as doubtful based on specific facts and conditions. Receivable losses are charged against the allowance when we confirm uncollectibility.

All derivative instruments are recognized on our Consolidated Balance Sheet and measured at fair value. Changes in the fair values of derivative instruments that do not qualify as hedges and/or any ineffective portion of hedges are recognized as a gain or (loss) in our Consolidated Statement of Income in the current period. Changes in the fair value of derivative instruments used effectively as cash flow hedges are recognized in other comprehensive income (loss), along with the change in the value of the hedged item. We do not hold or issue derivative instruments for speculative purposes.

The valuation techniques utilized for establishing the fair values of assets and liabilities are based on observable and unobservable inputs. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect management’s market assumptions. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value, as follows:

Level 1 Inputs — Quoted prices for identical instruments in active markets.

Level 2 Inputs — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 Inputs — Instruments with primarily unobservable value drivers.

The following table presents our assets and liabilities that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy.

(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2012
U.S. Treasury and other government	$—	$19,865	$—	$19,865
Foreign bonds		39		39
Mortgage-backed securities		344		344
Corporate bonds		2,649		2,649
Stocks — foreign	1,095			1,095
Stocks — domestic	26,110			26,110
Mutual funds — foreign		17,074		17,074
Mutual funds — domestic		39,283		39,283
Foreign currency forward contract		(1,356)		(1,356)
Cross-currency swap		(2,159)		(2,159)
Investment in Kemrock convertible debt		22,701		22,701

Total	$27,205	$98,440	$—	$125,645

(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2011
U.S. Treasury and other government	$—	$26,480	$—	$26,480
Mortgage-backed securities		532		532
Corporate bonds		3,029		3,029
Stocks — foreign	37,549			37,549
Stocks — domestic	31,849			31,849
Mutual funds — foreign		18,413		18,413
Mutual funds — domestic		31,791		31,791
Foreign currency forward contract		6,157		6,157
Cross-currency swap		(20,519)		(20,519)

Total	$69,398	$65,883	$—	$135,281

Our marketable securities are composed of mainly available-for-sale securities, and are valued using a market approach based on quoted market prices for identical instruments. The availability of inputs observable in the market varies from instrument to instrument and depends on a variety of factors including the type of instrument, whether the instrument is actively traded, and other characteristics particular to the transaction. For most of our financial instruments, pricing inputs are readily observable in the market, the valuation methodology used is widely accepted by market participants, and the valuation does not require significant management discretion. For other financial instruments, pricing inputs are less observable in the market and may require management judgment.

Our cross-currency swap is a liability that has a fair value of $2.2 million at May 31, 2012, that was originally designed to fix our interest and principal payments in euros for the life of our unsecured 6.70% senior notes due November 1, 2015, which resulted in an effective euro fixed-rate borrowing of 5.31%. The basis for determining the rates for this swap included three legs at the inception of the agreement: the U.S. dollar (USD) fixed rate to a USD floating rate; the euro floating to euro fixed rate; and the dollar to euro basis fixed rate at inception. Therefore, we essentially exchanged fixed payments denominated in USD for fixed payments denominated in euros, paying fixed euros at 5.31% and receiving fixed USD at 6.70%. The ultimate payments are based on the notional principal amounts of 150 million USD and approximately 125 million euros. There will be an exchange of the notional amounts at maturity. The rates included in this swap are based upon observable market data, but are not quoted market prices, and therefore, the cross-currency swap is considered a Level 2 liability on the fair value hierarchy. Additionally, this cross-currency swap has been designated as a hedging instrument, and is classified as other long-term liabilities in our Consolidated Balance Sheets.

We had a foreign currency forward contract with a fair value of $6.2 million at May 31, 2011, which matured on November 23, 2011. At May 31, 2012, we have a foreign currency forward contract with a fair value of approximately $1.4 million, which is classified as other accrued liabilities in our Consolidated Balance Sheets. Our foreign currency forward contract, which has not been designated as a hedge, was designed to reduce our exposure to the changes in the cash flows of intercompany foreign-currency-denominated loans related to changes in foreign currency exchange rates by fixing the functional currency cash flows. The foreign exchange rates included in the forward contract are based upon observable market data, but are not quoted market prices, and therefore, the forward currency forward contract is considered a Level 2 liability on the fair value hierarchy.

The carrying value of our current financial instruments, which include cash and cash equivalents, marketable securities, trade accounts receivable, accounts payable and short-term debt approximates fair value because of the short-term maturity of these financial instruments. At May 31, 2012 and May 31, 2011, the fair value of our long-term debt was estimated using active market quotes, based on our current incremental borrowing rates for similar types of borrowing arrangements, which are considered to be Level 2 inputs. Based on the analysis performed, the fair value and the carrying value of our financial instruments and long-term debt as of May 31, 2012 and May 31, 2011 are as follows:

	At May 31, 2012
(In thousands)	Carrying Value	Fair Value
Cash and cash equivalents	$315,968	$315,968
Marketable equity securities	83,562	83,562
Marketable debt securities	45,598	45,598
Long-term debt, including current portion	1,115,536	1,232,180

	At May 31, 2011
(In thousands)	Carrying Value	Fair Value
Cash and cash equivalents	$435,011	$435,011
Marketable equity securities	119,602	119,602
Marketable debt securities	30,041	30,041
Long-term debt, including current portion	1,108,853	1,203,016

BORROWINGS	12 Months Ended
May 31, 2012
BORROWINGS

NOTE E — BORROWINGS

A description of long-term debt follows:

May 31,	2012	2011
(In thousands)
Unsecured 6.25% senior notes due December 15, 2013	$200,000	$200,000
Unsecured 6.50% senior notes due February 14, 2018(1)	247,890	247,522
Unsecured 6.125% senior note due October 15, 2019(2)	460,688	461,859
Unsecured 6.70% senior notes due November 1, 2015(3)	150,000	150,000
Revolving credit agreement for $400,000 with a syndicate of banks, through January 5, 2015(4)	48,797	40,943
Other obligations, including capital leases and unsecured notes payable at various rates of interest due in installments through 2017.	8,161	8,529

	1,115,536	1,108,853
Less: current portion	2,584	2,549

Total Long-Term Debt, Less Current Maturities	$1,112,952	$1,106,304

(1)	The $250.0 million aggregate principal amount of the notes due 2018 is adjusted for the amortization of the original issue discount, which approximated $2.1 million and $2.5 million at May 31, 2012 and 2011, respectively. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, is 6.704% for both years presented.

(2)	Includes the combination of the October 2009 initial issuance of $300.0 million aggregate principal amount and the May 2011 issuance of an additional $150.0 million aggregate principal amount of these notes. The $300.0 million aggregate principal amount of the notes due 2019 from the initial issuance is adjusted for the amortization of the original issue discount, which approximated $0.2 million and $0.3 million at May 31, 2012 and 2011, respectively. The original issue discount effectively reduced the ultimate proceeds from the October 2009 financing. The effective interest rate on the notes issued in October 2009, including the amortization of the discount, is 6.139%. The additional $150.0 million aggregate principal amount of the notes due 2019 issued in May 2011 is adjusted for the unamortized premium received at issuance, which approximated $11.0 million and $12.1 million at May 31, 2012 and 2011, respectively. The premium effectively increased the proceeds from the financing. The effective interest rate on the $150.0 million notes issued in May 2011 is 4.934%.

(3)	We entered into a cross-currency swap, which fixed the interest and principal payments in euros, resulting in an effective fixed-rate borrowing of 5.31%.

(4)	Interest was tied to euro LIBOR and AUD LIBOR at May 31, 2012, and averaged 1.99% and 5.65%, respectively, for euro denominated debt and AUD denominated debt. Interest was tied to euro LIBOR and prime rate at May 31, 2011, and averaged 2.80% and 3.90%, respectively, for euro denominated debt.

The aggregate maturities of long-term debt for the five years subsequent to May 31, 2012 are as follows: 2013 — $2.6 million; 2014 — $201.3 million; 2015 — $50.2 million; 2016 — $151.3 million; 2017 — $0.6 million; and thereafter $709.5 million. Additionally, at May 31, 2012, we had unused lines of credit totaling $497.2 million.

Our available liquidity, including our cash and cash equivalents and amounts available under our committed credit facilities, stood at $813.1 million at May 31, 2012. Our debt-to-capital ratio was 48.5% at May 31, 2012, compared with 46.7% at May 31, 2011.

6.125% Notes due 2019

On October 9, 2009, we sold $300.0 million aggregate principal amount of 6.125% Notes due 2019 (the “Notes”). The net proceeds from the offering of the Notes were used to repay $163.7 million in principal amount of our unsecured notes due October 15, 2009, and approximately $120.0 million in principal amount of short-term borrowings outstanding under our accounts receivable securitization program. The balance of the net proceeds was used for general corporate purposes.

On May 27, 2011 we issued and sold an additional $150.0 million aggregate principal amount of the Notes. The offering was priced at 108.09% of the $150.0 million principal amount of Notes, together with accrued interest to, but excluding the closing date, and at that price the Notes have a yield to maturity of 4.934%. The net proceeds of $162.1 million were used for general corporate purposes, including working capital and potential acquisitions of complementary businesses or other assets.

Revolving Credit Agreement

On January 5, 2011, we established a $400.0 million senior unsecured multi-currency revolving credit facility with a group of banks (the “Revolving Credit Facility”). The Revolving Credit Facility provided a $35.0 million sub-limit for swing loans (relatively short-term borrowings used for working capital purposes) and a $100.0 million sub-limit for the issuance of letters of credit. We had the option to increase the Revolving Credit Facility by an aggregate principal amount not to exceed $100.0 million. The purpose of this Revolving Credit Facility was to refinance our prior credit facility, and any borrowings from this Revolving Credit Facility could have been used for working capital, capital expenditures and general corporate purposes. The Revolving Credit Facility would have matured on January 5, 2015, four years from its closing date. The Revolving Credit Facility required us to comply with various customary affirmative and negative covenants, including a leverage covenant and interest coverage ratio. Under the terms of the leverage covenant, we could not permit our consolidated indebtedness as of any fiscal quarter end to exceed 60% of the sum of such indebtedness and our consolidated shareholders’ equity on such date. The minimum required consolidated interest coverage ratio for EBITDA to interest expense under the Revolving Credit Facility was 3.50 to 1.

As of May 31, 2012, we were in compliance with all covenants contained in our Revolving Credit Facility, including the leverage and interest coverage ratio covenants. At that date, our leverage ratio was 48.7%, while our interest coverage ratio was 7.04 to 1.

On June 29, 2012, we terminated our Revolving Credit Facility and entered into an unsecured syndicated revolving credit facility (the “New Credit Facility”) with a group of banks. The New Credit Facility expires on June 29, 2017 and provides for a five-year $600.0 million revolving credit facility, which includes sublimits for the issuance of swingline loans, which are comparatively short-term loans used for working capital purposes, and letters of credit. The aggregate maximum principal amount of the commitments under the New Credit Facility may be expanded upon our request, subject to certain conditions, to $800.0 million. The New Credit Facility is available to refinance existing indebtedness, to finance working capital and capital expenditure needs, and for general corporate purposes.

The New Credit Facility requires us to comply with various customary affirmative and negative covenants, including a leverage covenant and interest coverage ratio. Under the terms of the leverage covenant, we may not permit our consolidated indebtedness as of any fiscal quarter end to exceed 60% of the sum of such indebtedness and our consolidated shareholders’ equity on such date. The minimum required consolidated interest coverage ratio for EBITDA to interest expense is 3.50 to 1. The interest coverage ratio is calculated at the end of each fiscal quarter for the four fiscal quarters then ended.

Our access to funds under our New Credit Facility is dependent on the ability of the financial institutions that are parties to the New Credit Facility to meet their funding commitments. Those financial institutions may not be able to meet their funding commitments if they experience shortages of capital and liquidity or if they experience excessive volumes of borrowing requests within a short period of time. Moreover, the obligations of the financial institutions under our New Credit Facility are several and not joint and, as a result, a funding default by one or more institutions does not need to be made up by the others.

Accounts Receivable Securitization Program

On April 7, 2009, we replaced our existing $125.0 million accounts receivable securitization program, which was set to expire on May 7, 2009, with a new, three-year, $150.0 million accounts receivable securitization program (the “AR Program”). The AR Program, which was established with two banks for certain of our subsidiaries (“originating subsidiaries”), contemplates that the originating subsidiaries will sell certain of their accounts receivable to RPM Funding Corporation, a wholly-owned special purpose entity (“SPE”), which will then transfer undivided interests in such receivables to the participating banks. Once transferred to the SPE, such receivables are owned in their entirety by the SPE and are not available to satisfy claims of our creditors or creditors of the originating subsidiaries until the obligations owing to the participating banks have been paid in full. The transactions contemplated by the AR Program do not constitute a form of off-balance sheet financing and are, and will be, fully reflected in our financial statements. The entry into the new AR Program increased our liquidity by $25.0 million, but also increased our financing costs due to higher market rates. The amounts available under the AR Program are subject to changes in the credit ratings of our customers, customer concentration levels or certain characteristics of the underlying accounts receivable, and therefore at certain times we may not be able to fully access the $150.0 million of funding available under the AR Program.

On May 28, 2010, we entered into an amendment to the AR Program whereby certain “Excluded Subsidiaries” would be excluded from the defined term, “Subsidiary” as used in the AR Program. Furthermore, the defined term “EBITDA” as used in the AR Program has been revised to add back non-cash charges or losses and subtract non-cash gains in each case related to, or resulting from, the bankruptcy filing of any Excluded Subsidiary.

On May 31, 2011, we entered into Amendment No. 5 to our Receivables Purchase Agreement, dated April 7, 2009. Amendment No. 5 extends the term of the AR Program to May 30, 2014, subject to possible earlier termination upon the occurrence of certain events. Pricing continues to be based on the Alternate Base Rate, a LIBOR market index rate or LIBOR for a specified tranche period plus a margin of 1.0%. This margin will increase to 1.25% if we do not maintain our public debt rating of at least BB+/Ba1/BB+ from any two of Standard & Poor’s, Moody’s or Fitch. In addition, a monthly unused fee is payable to the purchasers. Amendment No. 5 also modified or eliminated certain of the financial covenants under the AR Program. Under the terms of the amended AR Program, we may not permit our consolidated indebtedness calculated on the last day of each fiscal quarter to exceed 60% of the sum of such indebtedness and our consolidated shareholders’ equity on such date. The interest coverage ratio covenant continues to require that we not permit the ratio, calculated at the end of each fiscal quarter for the four fiscal quarters then ended, of EBITDA to interest expense for such period to be less than 3.5 to 1. Finally, the fixed charge coverage ratio covenant under the pre-amended AR Program has been deleted. The financial tests that remain in the AR Program are substantially identical to the financial covenants contained in our New Credit Facility.

Our failure to comply with the covenants described above and other covenants contained in the New Credit Facility could result in an event of default under that agreement, entitling the lenders to, among other things, declare the entire amount outstanding under the New Credit Facility to be due and payable. The instruments governing our other outstanding indebtedness generally include cross-default provisions that provide that under certain circumstances, an event of default that results in acceleration of our indebtedness under the New Credit Facility will entitle the holders of such other indebtedness to declare amounts outstanding immediately due and payable.

We are exposed to market risk associated with interest rates. We do not use financial derivative instruments for trading purposes, nor do we engage in foreign currency, commodity or interest rate speculation. Concurrent with the issuance of our 6.7% Senior Unsecured Notes, RPM United Kingdom G.P. entered into a cross currency swap, which fixed the interest and principal payments in euros for the life of the 6.7% Senior Unsecured Notes and resulted in an effective euro fixed rate borrowing of 5.31%.

INCOME TAXES	12 Months Ended
May 31, 2012
INCOME TAXES

NOTE F — INCOME TAXES

The provision for income taxes is calculated in accordance with ASC 740, which requires the recognition of deferred income taxes using the liability method.

Income (loss) before income taxes as shown in the Consolidated Statements of Income is summarized below for the periods indicated. Certain foreign operations are branches of RPM International Inc.’s subsidiaries and are therefore subject to income taxes in both the United States and the respective foreign jurisdictions. Accordingly, the provision (benefit) for income taxes by jurisdiction and the income (loss) before income taxes by jurisdiction may not be directly related.

Year Ended May 31,	2012	2011	2010
(In thousands)
United States	$187,687	$217,427	$198,103
Foreign	140,602	77,626	70,351

Income Before Income Taxes	$328,289	$295,053	$268,454

Provision (benefit) for income taxes consists of the following for the periods indicated:

Year Ended May 31,	2012	2011	2010
(In thousands)
Current:
U.S. Federal	$45,547	$37,871	$8,407
State and local	6,836	4,764	4,854
Foreign	49,231	41,542	41,581

Total Current	101,614	84,177	54,842

Deferred:
U.S. Federal	(787)	8,186	37,651
State and local	(572)	2,200	1,235
Foreign	(5,729)	(2,678)	(6,401)

Total Deferred	(7,088)	7,708	32,485

Provision for Income Taxes	$94,526	$91,885	$87,327

The significant components of deferred income tax assets and liabilities as of May 31, 2012 and 2011 were as follows:

	2012	2011
(In thousands)
Deferred income tax assets related to:
Inventories	$8,719	$8,726
Allowance for losses	8,935	9,713
Accrued compensation and benefits	113,934	70,744
Accrued other expenses	6,525	5,397
Other long-term liabilities	24,931	19,345
Net operating loss and credit carryforwards	76,740	71,397

Total Deferred Income Tax Assets	239,784	185,322
Less: valuation allowances	(75,167)	(70,408)

Net Deferred Income Tax Assets	164,617	114,914

Deferred income tax (liabilities) related to:
Depreciation	(46,045)	(46,807)
Pension and other postretirement benefits	(15,824)	(18,120)
Amortization of intangibles	(109,206)	(94,265)

Total Deferred Income Tax (Liabilities)	(171,075)	(159,192)

Deferred Income Tax Assets (Liabilities), Net	$(6,458)	$(44,278)

At May 31, 2012, we had U.S. federal foreign tax credit carryforwards of approximately $21.7 million, which expire starting in 2014. Additionally at May 31, 2012 we had approximately $7.1 million of state net operating loss carryforwards that expire at various dates beginning in 2013 and foreign net operating loss carryforwards of approximately $210.7 million, of which approximately $26.5 million will expire at various dates beginning in 2013 and approximately $184.2 million that have an indefinite carryforward period. Also, as of May 31, 2012, we had foreign capital loss carryforwards of approximately $19.2 million that have an indefinite carryforward. These net operating loss, capital loss and foreign tax credit carryforwards may be used to offset a portion of future taxable income and, thereby, reduce or eliminate our U.S. federal, state or foreign income taxes otherwise payable.

When evaluating the realizability of deferred income tax assets, we consider, amongst other items, whether a jurisdiction has experienced cumulative pretax losses and whether a jurisdiction will generate the appropriate character of income to recognize a deferred income tax asset. More specifically, if a jurisdiction experiences cumulative pretax losses for a period of three years, including the current fiscal year, or if a jurisdiction does not have sufficient income of the appropriate character in the relevant carryback or projected carryforward periods, we typically conclude that it is more likely than not that the respective deferred tax asset should not be realized unless factors such as expected operational changes, availability of prudent and feasible tax planning strategies, reversal of taxable temporary differences or other information exists that would lead us to conclude otherwise. If, after we have evaluated these factors, the deferred income tax assets are not expected to be realized within the carryforward or carryback periods allowed for that jurisdiction, we would conclude that a valuation allowance is required. To the extent that the deferred income tax asset is expected to be utilized within the carryback or carryforward periods, we would conclude that a valuation allowance would not be required.

In applying the above, we determined, based on the available evidence, that it is uncertain whether future taxable income of certain of our foreign subsidiaries, as well as anticipated foreign source income, will be significant enough to recognize certain of these deferred tax assets. As a result, we recorded net incremental valuation allowances of approximately $4.8 million in fiscal 2012. An increase of approximately $9.8 million is associated with translated foreign net operating losses, principally related to European entities, not expected to be utilized during the respective tax carryforward periods. This increase is offset by approximately $5.0 million associated with reductions in foreign tax credit carryforwards.

Total valuation allowances of approximately $75.2 million and $70.4 million have been recorded as of May 31, 2012 and 2011, respectively. The recorded valuation allowances relate to U.S. federal foreign tax credit carryforwards, certain foreign net operating losses and net foreign deferred tax assets. A portion of the valuation allowance is associated with deferred tax assets recorded in acquisition accounting. In accordance with ASC 805, any reversal of a valuation allowance that was recorded in acquisition accounting reduces income tax expense.

The following table reconciles income tax expense (benefit) computed by applying the U.S. statutory federal income tax rate against income (loss) before income taxes to the provision (benefit) for income taxes:

Year Ended May 31,	2012	2011	2010
(In thousands)
Income tax expense (benefit) at the U.S. statutory federal income tax rate	$114,901	$103,141	$93,959
Impact of foreign operations	(32,192)	(39,932)	(32,529)
State and local income taxes net of federal income tax benefit	4,073	4,527	3,958
Tax benefits from the domestic manufacturing deduction	(3,744)	(2,750)	(756)
Nondeductible business expense	1,304	1,404	1,560
Valuation allowance	9,353	24,994	18,107
Other	831	501	3,028

Provision (Benefit) for Income Tax Expense	$94,526	$91,885	$87,327

Effective Income Tax Rate	28.8%	31.1%	32.5%

Uncertain income tax positions are accounted for in accordance with ASC 740. The following table summarizes the activity related to unrecognized tax benefits:

(In millions)	2012	2011	2010
Balance at June 1	$6.4	$2.7	$2.8
Additions based on tax positions related to current year	—	0.3	0.3
Additions for tax positions of prior years	0.5	3.9	1.2
Reductions for tax positions of prior years	(0.4)	(0.5)	(0.2)
Settlements	(3.2)	—	(1.4)

Balance at May 31	$3.3	$6.4	$2.7

During fiscal 2012 we settled the U.S. federal income tax examination for fiscal years 2007 and 2008. Additionally, we successfully petitioned a prior year income tax assessment from a non-U.S. jurisdiction. As a result, our reserve for unrecognized tax benefits was reduced for these two fiscal 2012 events by approximately $3.2 million.

The total amount of unrecognized tax benefits that would impact the effective tax rate, if recognized, was $2.4 million at May 31, 2012, $5.1 million at May 31, 2011 and $1.8 million at May 31, 2010. We do not anticipate any significant changes to the total unrecognized tax benefits within the next 12 months.

We recognize interest and penalties related to unrecognized tax benefits in income tax expense. At May 31, 2012, 2011 and 2010, the accrual for interest and penalties was $1.5 million, $1.6 million and $1.5 million, respectively. Unrecognized tax benefits, including interest and penalties, have been classified as other long-term liabilities unless expected to be paid in one year.

We, or our subsidiaries, file income tax returns in the U.S. and in various state, local and foreign jurisdictions. As of May 31, 2012 we are subject to U.S. federal income tax examinations for the fiscal years 2009 through 2012. In addition, with limited exceptions, we, or our subsidiaries, are generally subject to state and local or non-U.S. income tax examinations by tax authorities for the fiscal years 2005 through 2012.

We are currently under examination, or have been notified of an upcoming tax examination for various Non-U.S. and U.S. jurisdictions including an ongoing Internal Revenue Service (“IRS”) examination of the company’s U.S. income tax returns for the fiscal 2009 and 2010 tax years. Although it is possible that certain tax examinations, including the IRS examination of fiscal years 2009 and 2010, could be resolved during the next 12 months, the timing and outcomes are uncertain.

We include SPHC and its domestic subsidiaries (collectively, the “SPHC Group”) in our consolidated federal income tax return. We entered into a tax-cooperation agreement (the “Agreement”) with the SPHC Group, effective from June 1, 2010. Generally, the Agreement provides, amongst other items, that the federal income taxes of the SPHC Group are to be computed on a stand-alone separate return basis. The current portion of such income tax payable, if any, is due from the SPHC Group to us. Conversely, subject to the terms of the Agreement, income tax benefits associated with net operating loss or tax credit carryovers generated by the SPHC Group, if any, for the taxable year that benefits our consolidated income tax return for that taxable year are payable by us to the SPHC Group. Additionally, pursuant to the terms of the Agreement, a similar approach is applied to consolidated, combined or unitary state tax returns.

COMMON STOCK	12 Months Ended
May 31, 2012
COMMON STOCK

NOTE G — COMMON STOCK

On April 21, 2009, our board of directors adopted a new Stockholder Rights Plan to replace the rights plan that was originally adopted in 1999 and expired in May 2009. The new plan is substantively similar to its predecessor. Under the new plan, our board declared a dividend distribution of one right for each outstanding share of our common stock, payable May 11, 2009. The rights initially trade together with shares of our common stock and will not be exercisable. The rights generally will become exercisable and allow the holder to acquire shares of our common stock at a discounted price if a person or group acquires 15% or more of our outstanding shares. Rights held by persons who exceed the applicable threshold will be void. Under certain circumstances, the rights will entitle the holder to buy shares in an acquiring entity at a discounted price. Our board may, at its option, redeem all rights for $0.001 per right, generally at any time prior to the rights becoming exercisable. The rights will expire May 11, 2019, unless earlier redeemed, exchanged or amended by the board. The new plan specifically provides that our board will review the status of the new plan at the end of five years to determine if any such action should be taken.

On January 8, 2008, we announced our authorization of a stock repurchase program under which we may repurchase shares of our common stock at our discretion for general corporate purposes. Our intention with regard to this program is to limit our repurchases only to amounts required to offset dilution created by stock issued in connection with our equity-based compensation plans, or approximately one to two million shares per year. As a result of this authorization, we may repurchase shares from time to time in the open market or in private transactions at various times and in amounts and for prices that we deem appropriate, subject to insider trading rules and other securities law restrictions. The timing of our purchases has depended upon, and will continue to depend upon, prevailing market conditions, alternative uses of capital and other factors. We may limit or terminate the repurchase program at any time. During the fiscal year ended May 31, 2012, we repurchased 164,773 shares of our common stock at a cost of approximately $3.0 million, or an average cost of $18.25 per share, under this program. During the fiscal year ended May 31, 2011, we repurchased approximately 1.0 million shares of our common stock at a cost of approximately $17.9 million, or an average cost of $17.33 per share, under this program. There was no activity under this program during fiscal 2010.

STOCK-BASED COMPENSATION	12 Months Ended
May 31, 2012
STOCK-BASED COMPENSATION

NOTE H — STOCK-BASED COMPENSATION

Stock-based compensation represents the cost related to stock-based awards granted to our employees and directors; these awards include restricted stock, restricted stock units, stock options and SARs. We grant stock-based incentive awards to our employees and/or our directors under various share-based compensation plans. Plans that provide for stock option grants or share-based payment awards include the 1996 Key Employees Stock Option Plan (the “1996 Plan”) and the Amended and Restated 2004 Omnibus Equity and Incentive Plan (the “Omnibus Plan”), which includes provisions for grants of restricted stock, restricted stock units, performance stock, performance stock units and SARs. Other plans, which provide for restricted stock grants only, include the 2003 Restricted Stock Plan for Directors (the “2003 Plan”) and the 2007 Restricted Stock Plan (the “2007 Plan”).

We measure stock-based compensation cost at the date of grant, based on the estimated fair value of the award. We recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the related vesting period.

The following table represents total stock-based compensation expense included in our Consolidated Statements of Income:

Year Ended May 31,	2012	2011	2010
(In thousands)
Selling, general and administrative expense	$13,904	$12,282	$10,030
Income tax expense (benefit)	(4,921)	(4,337)	(3,538)

Total stock-based compensation cost	$8,983	$7,945	$6,492

Stock Option Plans

Stock options are awards that allow our employees to purchase shares of our common stock at a fixed price. We grant stock options at an exercise price equal to the stock price on the date of the grant. The fair value of SARs granted is estimated as of the date of grant using a Black-Scholes option-pricing model. The Black-Scholes option pricing model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The expected life of options granted is derived from the input of the option-pricing model and represents the period of time that options granted are expected to be outstanding. Expected volatility rates are based on historical volatility of shares of our common stock.

The following is a summary of our weighted-average assumptions related to grants made during the last three fiscal years:

Year Ended May 31,	2012		2011		2010
Risk-free interest rate	2.5%		2.1%		3.2%
Expected life of option	7.5	yrs	7.5	yrs	7.5	yrs
Expected dividend yield	3.8%		4.1%		4.3%
Expected volatility rate	29.5%		29.6%		30.4%

Compensation cost for awards under the 1996 Plan is recognized on a straight-line basis over the related vesting period. No shares vested during the year ended May 31, 2012. Shares of common stock under option are not eligible for dividend payments until the shares are exercised.

The Omnibus Plan was approved by our stockholders on October 8, 2004, and is intended to be the primary stock-based award program for covered employees. A wide variety of stock and stock-based awards, as well as dollar-denominated performance-based awards, may be granted under the Omnibus Plan. SARs are issued at fair value at the date of grant, have up to ten-year terms and have graded-vesting terms over four years. Compensation cost for these awards is recognized on a straight-line basis over the related vesting period. Currently all SARs outstanding are to be settled with stock. As of May 31, 2012, there were 3,161,500 SARs outstanding and 610,244 stock options outstanding.

The following table summarizes option and share-based payment activity (including SARs) under these plans during the fiscal year ended May 31, 2012:

	2012
Share-Based Payments	Weighted Average Exercise Price	Number of Shares Under Option
(Shares in thousands)
Balance at June 1	$17.94	4,028
Options granted	22.12	545
Options canceled/expired	14.08	(1)
Options exercised	15.03	(800)

Balance at May 31		3,772

Exercisable at May 31	$18.53	2,382

Stock Option Plans	2012	2011	2010
(In millions, except per share amounts)
Weighted-average grant-date fair value per share	$4.69	$3.97	$4.09
Intrinsic value of options exercised	$7.0	$7.7	$6.8
Tax benefit from options exercised	$1.4	$1.2	$2.4
Fair value of SARS vested	$2.0	$2.2	$1.9

At May 31, 2012, the aggregate intrinsic value and weighted-average remaining contractual life of options outstanding was $27.1 million and 5.7 years respectively, while the aggregate intrinsic value and weighted-average remaining contractual life of options exercisable was $18.7 million and 4.4 years, respectively.

At May 31, 2012, the total unamortized stock-based compensation expense related to SARs that were previously granted was $4.1 million, which is expected to be recognized over 3.25 years. We anticipate that approximately 1.3 million shares at a weighted-average exercise price of $20.26 and a weighted-average remaining contractual term of 8.0 years will ultimately vest under these plans.

Restricted Stock Plans

We also grant stock-based awards, which may be made in the form of restricted stock, restricted stock units, performance stock and performance stock units. These awards are granted to eligible employees or directors, and entitle the holder to shares of our common stock as the award vests. The fair value of the awards is determined and fixed based on the stock price at the date of grant. A description of our restricted stock plans follows.

Under the Omnibus Plan, a total of 12,000,000 shares of our common stock may be subject to awards. Of the 12,000,000 shares of common stock issuable under the Omnibus Plan, up to 6,000,000 shares may be subject to “full-value” awards such as restricted stock, restricted stock unit, performance stock and performance stock unit awards.

The following table summarizes the share-based performance-earned restricted stock (“PERS”) activity during the fiscal year ended May 31, 2012:

	Weighted-Average Grant-Date Fair Value	2012
(Shares in thousands)
Balance at June 1	$17.29	1,035
Shares granted	21.49	468
Shares forfeited	20.14	(14)
Shares vested	14.49	(419)

Balance at May 31	$20.18	1,070

The weighted-average grant-date fair value was $21.49, $19.31 and $18.96 for the fiscal years ended May 31, 2012, 2011 and 2010, respectively. The restricted stock cliff vests after three years. Nonvested restricted shares of common stock under the Omnibus Plan are eligible for dividend payments. At May 31, 2012, unamortized deferred compensation expense of $10.9 million remained and is being amortized over the applicable vesting period for each participant.

In July 2007, performance-contingent restricted stock (“PCRS”) awards were approved. PCRS awards were made pursuant to the Omnibus Plan and are contingent upon the level of attainment of performance goals for the three-year period from June 1, 2007 ending May 31, 2010. During the fiscal year ended May 31, 2010, we did not grant any PCRS awards. Since the performance goals were not met, the 287,000 PCRS awards were forfeited on or prior to July 19, 2010. On October 7, 2010, our Compensation Committee approved contingent awards of PCRS, (the “2011 PCRS”), for certain executives. During October 2010, 680,000 shares were granted at a weighted-average grant-date price of $20.73 and subsequently, in July 2011 there were an additional 115,000 shares granted at a weighted-average grant-date price of $22.16. The awards are contingent upon the level of attainment of performance goals for the three-year and five-year periods from June 1, 2010 ending May 31, 2013, and from June 1, 2010 ending May 31, 2015, respectively. At May 31, 2012, we expect that up to 370,835 shares of stock may ultimately vest in relation to these awards. Compensation cost for these awards will be recognized on a straight-line basis over the related performance period, with consideration given to the probability of attaining the performance goals. As of May 31, 2012, there were 795,000 2011 PCRS shares outstanding and $5.2 million in total unamortized stock-based compensation expense.

The 2003 Plan was approved on October 10, 2003 by our stockholders, and was established primarily for the purpose of recruiting and retaining directors, and to align the interests of directors with the interests of our stockholders. Only directors who are not our employees are eligible to participate. Under the 2003 Plan, up to 500,000 shares of our common stock may be awarded, with awards cliff vesting over a three-year period. The following table summarizes the share-based activity under the 2003 Plan during fiscal 2012:

	Weighted-Average Grant-Date Fair Value	2012
(Shares in thousands)
Balance at June 1	$18.12	114
Shares granted to Directors	20.60	48
Shares vested	15.44	(47)

Balance at May 31	$20.23	115

The weighted-average grant-date fair value was $20.60, $20.73 and $18.96 for the fiscal years ended May 31, 2012, 2011 and 2010, respectively. Unamortized deferred compensation expense relating to restricted stock grants for directors of $1.2 million at May 31, 2012, is being amortized over the applicable remaining vesting period for each director. Nonvested restricted shares of common stock under the 2003 Plan are eligible for dividend payments. As of May 31, 2012, there were 227,400 shares available for future grant.

Under the 2007 Plan, up to 1,000,000 shares may be awarded to certain employees, generally subject to forfeiture. The shares vest upon the latter of attainment of age 55 and the fifth anniversary of the May 31st immediately preceding the date of the grant. In addition, we also grant restricted stock units to certain employees under this plan. The following table sets forth awards and restricted stock units issued under the 2007 Plan for the years ended May 31, 2012:

	Weighted-Average Grant-Date Fair Value	2012
(Shares in thousands)
Balance at June 1	$16.49	691
Shares granted	22.16	96
Shares vested	23.25	(9)

Balance at May 31	$17.12	778

The weighted-average grant-date fair value was $22.16, $17.88 and $14.66 for the fiscal years ended May 31, 2012, 2011 and 2010, respectively. As of May 31, 2012, 319,878 shares were available for future issuance under the 2007 Plan. At May 31, 2012, unamortized stock-based compensation expense of $5.0 million, $0.2 million and $1.2 million relating to the 2007 Plan, the 1997 Plan and the Restricted Stock Units, respectively, which are being amortized over the applicable vesting period associated with each participant.

The following table summarizes the activity for all nonvested restricted shares during the year ended May 31, 2012:

Nonvested Restricted Shares

(Shares in thousands)	Weighted-Average Grant-Date Fair Value	Number of Shares
Balance at June 1	$18.04	2,520
Granted	21.62	727
Vested	14.76	(475)
Forfeited	20.14	(14)

Balance at May 31	$19.53	2,758

The remaining weighted-average contractual term of nonvested restricted shares at May 31, 2012 is the same as the period over which the remaining cost of the awards will be recognized, which is approximately 3.8 years. The fair value of the nonvested restricted share awards have been calculated using the market value of the shares on the date of issuance. For the years ended May 31, 2012, 2011 and 2010, the weighted-average grant-date fair value for restricted share grants was $21.62, $19.97 and $16.26, respectively. The total fair value of shares that vested during the years ended May 31, 2012, 2011 and 2010 was $7.0 million, $10.8 million and $7.7 million, respectively. We anticipate that approximately 2.2 million shares at a weighted-average grant-date fair value of $19.53 and a weighted-average remaining contractual term of 3.8 years will ultimately vest, based upon the unique terms and participants of each plan. Approximately 53,773 shares of restricted stock were vested at June 1, 2011, with 45,194 restricted shares vested as of May 31, 2012. The total intrinsic value of restricted shares converted during the years ended May 31, 2012, 2011 and 2010 was $3.1 million, $0.6 million and $0.6 million, respectively.

Total unrecognized compensation cost related to all nonvested awards of restricted shares of common stock was $23.3 million as of May 31, 2012. That cost is expected to be recognized over a weighted-average period of 3.8 years. We did not receive any cash from employees as a result of employee vesting and release of restricted shares for the year ended May 31, 2012.

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)	12 Months Ended
May 31, 2012
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

NOTE I — ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

Accumulated other comprehensive income (loss) consists of the following components:

(In thousands)	Foreign Currency Translation Adjustments	Pension And Other Postretirement Benefit Liability Adjustments, Net of Tax	Unrealized Gain (Loss) On Derivatives, Net of Tax	Unrealized Gain (Loss) On Securities, Net of Tax	Total
Balance at June 1, 2009	$27,398	$(63,202)	$3,514	$733	$(31,557)
Reclassification adjustments for gains included in net income, net of tax of $783				(1,399)	(1,399)
Other comprehensive income (loss)	(44,082)	(69,791)	(3,239)	17,574	(99,538)
Deferred taxes		22,442	1,072	(6,031)	17,483
Adjustment due to deconsolidation of SPHC	222	7,286	(288)		7,220

Balance at May 31, 2010	(16,462)	(103,265)	1,059	10,877	(107,791)
Reclassification adjustments for gains included in net income, net of tax of $2,791				(5,676)	(5,676)
Other comprehensive income	97,808	10,163	6,131	13,554	127,656
Deferred taxes		(3,603)	(1,923)	(2,590)	(8,116)

Balance at May 31, 2011	81,346	(96,705)	5,267	16,165	6,073
Reclassification adjustments for gains included in net income, net of tax benefit of $844				1,043	1,043
Other comprehensive income	(89,863)	(119,189)	(5,512)	(21,010)	(235,574)
Deferred taxes		41,720	1,445	7,400	50,565

Balance at May 31, 2012	$(8,517)	$(174,174)	$1,200	$3,598	$(177,893)

EARNINGS PER SHARE	12 Months Ended
May 31, 2012
EARNINGS PER SHARE

NOTE J — EARNINGS PER SHARE

The following table sets forth the reconciliation of the numerator and denominator of basic and diluted earnings per share, as calculated using the two-class method, for the year ended May 31, 2012, 2011 and 2010:

Year Ended May 31,	2012	2011	2010
(In thousands, except per share amounts)
Numerator for earnings per share:
Net income attributable to RPM International Inc. stockholders	$215,936	$189,058	$180,037
Less: Allocation of earnings and dividends to participating securities	(4,024)	(3,067)	(2,180)

Net income available to common shareholders — basic	211,912	185,991	177,857
Add: Undistributed earnings reallocated to unvested shareholders	9	7	6

Net income available to common shareholders — diluted	$211,921	$185,998	$177,863

Denominator for basic and diluted earnings per share:
Basic weighted average common shares	128,130	127,403	127,047
Average diluted options	587	663	684

Total shares for diluted earnings per share	128,717	128,066	127,731

Earnings Per Share of Common Stock Attributable to RPM International Inc. Stockholders:
Basic Earnings Per Share of Common Stock	$1.65	$1.46	$1.40

Diluted Earnings Per Share of Common Stock	$1.65	$1.45	$1.39

For the years ended May 31, 2012, 2011 and 2010, approximately 2,625,000, 2,157,000, and 1,905,000 shares of stock, respectively, granted under stock-based compensation plans were excluded from the calculation of diluted EPS, as the effect would have been anti-dilutive.

LEASES	12 Months Ended
May 31, 2012
LEASES

NOTE K — LEASES

We lease certain property, plant and equipment under long-term operating lease agreements, some of which provide for increased rental payments based upon increases in the cost-of-living index. The following table illustrates our future minimum lease commitments under all non-cancelable lease agreements, for each of the next five years and in the aggregate, as of May 31, 2012:

May 31,
(In thousands)
2013	$38,034
2014	29,107
2015	21,784
2016	16,491
2017	12,718
Thereafter	35,960

Total Minimum Lease Commitments	$154,094

Total rental expense for all operating leases amounted to $40.6 million, $41.4 million and $41.8 million for the fiscal years ended May 31, 2012, 2011 and 2010, respectively.

PENSION PLANS	12 Months Ended
May 31, 2012
PENSION PLANS

NOTE L — PENSION PLANS

We sponsor several pension plans for our employees, including our principal plan (the “Retirement Plan”), which is a non-contributory defined benefit pension plan covering substantially all domestic non-union employees. Pension benefits are provided for certain domestic union employees through separate plans. Employees of our foreign subsidiaries receive pension coverage, to the extent deemed appropriate, through plans that are governed by local statutory requirements.

The Retirement Plan provides benefits that are based upon years of service and average compensation with accrued benefits vesting after five years. Benefits for union employees are generally based upon years of service, or a combination of years of service and average compensation. Our pension funding policy is to contribute an amount on an annual basis that can be deducted for federal income tax purposes, using a different actuarial cost method and different assumptions from those used for financial reporting. For the fiscal year ending May 31, 2013, we expect to contribute approximately $29.9 million to the retirement plans in the U.S. and approximately $8.3 million to our foreign plans.

Net periodic pension cost consisted of the following for the year ended May 31:

	U.S. Plans			Non-U.S. Plans
(In thousands)	2012	2011	2010	2012	2011	2010
Service cost	$19,906	$16,957	$14,020	$3,731	$3,535	$1,971
Interest cost	15,307	13,738	13,499	8,076	7,622	7,352
Expected return on plan assets	(17,416)	(12,558)	(9,795)	(7,867)	(7,057)	(6,068)
Amortization of:
Prior service cost	352	358	351	10	12	9
Net actuarial losses recognized	8,510	7,919	6,554	2,169	2,472	963
Curtailment/settlement (gains) losses	—	83	—	—	(26)	(76)

Net Pension Cost	$26,659	$26,497	$24,629	$6,119	$6,558	$4,151

The changes in benefit obligations and plan assets, as well as the funded status of our pension plans at May 31, 2012 and 2011, were as follows:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Benefit obligation at beginning of year	$288,532	$258,755	$161,632	$137,821
Service cost	19,906	16,957	3,731	3,535
Interest cost	15,307	13,738	8,076	7,622
Benefits paid	(13,467)	(15,915)	(6,337)	(5,844)
Participant contributions			1,035	1,007
Acquisitions			880	60
Plan amendments		68		(9)
Actuarial losses	74,735	15,110	20,563	1,835
Settlements/Curtailments		(181)		(2,409)
Premiums paid			(161)	(146)
Currency exchange rate changes			(14,081)	18,160

Benefit Obligation at End of Year	$385,013	$288,532	$175,338	$161,632

Fair value of plan assets at beginning of year	$212,215	$147,370	$141,639	$112,435
Actual return on plan assets	(14,309)	30,536	3,987	11,655
Employer contributions	13,769	50,405	8,363	9,770
Participant contributions			1,035	1,007
Benefits paid	(13,467)	(15,915)	(6,337)	(5,844)
Premiums paid			(161)	(146)
Settlements/Curtailments		(181)		(2,409)
Currency exchange rate changes			(11,208)	15,171

Fair Value of Plan Assets at End of Year	$198,208	$212,215	$137,318	$141,639

(Deficit) of plan assets versus benefit obligations at end of year	$(186,805)	$(76,317)	$(38,020)	$(19,993)
Net Amount Recognized	$(186,805)	$(76,317)	$(38,020)	$(19,993)

Accumulated Benefit Obligation	$324,247	$248,952	$156,663	$143,413

The fair value of the assets held by our pension plans has decreased at May 31, 2012 since our previous measurement date at May 31, 2011, due primarily to net losses on our investments in the stock markets. At the same time, plan liabilities have increased significantly due to decreases in discount rates. As such, we have increased our recorded liability for the net underfunded status of our pension plans. Due to low interest rates, we expect pension expense in fiscal 2013 to be higher than our fiscal 2012 expense level. Any future declines in the value of our pension plan assets or increases in our plan liabilities could require us to further increase our recorded liability for the net underfunded status of our pension plans and could also require accelerated and higher cash contributions to our pension plans.

Amounts recognized in the Consolidated Balance Sheets for the years ended May 31, 2012 and 2011 are as follows:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Noncurrent assets	$—	$—	$42	$—
Current liabilities	(43)	(43)	(492)	(483)
Noncurrent liabilities	(186,762)	(76,274)	(37,570)	(19,510)

Net Amount Recognized	$(186,805)	$(76,317)	$(38,020)	$(19,993)

The following table summarizes the relationship between our plans’ benefit obligations and assets:

	U.S. Plans
	2012		2011
(In thousands)	Benefit Obligation	Plan Assets	Benefit Obligation	Plan Assets
Plans with projected benefit obligation in excess of plan assets	$385,013	$198,208	$288,532	$212,215
Plans with accumulated benefit obligation in excess of plan assets	324,247	198,208	248,952	212,215

	Non-U.S. Plans
	2012		2011
(In thousands)	Benefit Obligation	Plan Assets	Benefit Obligation	Plan Assets
Plans with projected benefit obligation in excess of plan assets	$174,358	$136,296	$161,632	$141,639
Plans with accumulated benefit obligation in excess of plan assets	83,465	62,902	78,269	68,632
Plans with assets in excess of projected benefit obligations	980	1,022
Plans with assets in excess of accumulated benefit obligations	73,198	74,416	65,144	73,007

The following table presents the pretax net actuarial loss, prior service (costs) and transition assets/(obligations) recognized in accumulated other comprehensive income (loss) not affecting retained earnings:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Net actuarial loss(1)	$(205,086)	$(107,137)	$(62,750)	$(44,313)
Prior service (costs)	(1,679)	(2,031)	(93)	(120)

Total recognized in accumulated other comprehensive income not affecting retained earnings	$(206,765)	$(109,168)	$(62,843)	$(44,433)

(1)	Increases in net actuarial losses arising during 2012 were primarily attributable to a lower discount rate during 2012 versus 2011 and a lower actual return on plan assets compared with the expected return on plan assets for 2012.

The following table includes the changes recognized in other comprehensive income:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Changes in plan assets and benefit obligations recognized in other comprehensive income:
Prior service cost	$—	$68	$—	$(9)
Net loss (gain) arising during the year	106,459	(2,868)	24,441	(2,763)
Effect of exchange rates on amounts included in AOCI			(3,852)	4,459
Amounts recognized as a component of net periodic benefit cost:
Amortization or curtailment recognition of prior service credit (cost)	(352)	(358)	(10)	(12)
Amortization or settlement recognition of net gain (loss)	(8,510)	(8,002)	(2,169)	(2,446)

Total recognized in other comprehensive loss (income)	$97,597	$(11,160)	$18,410	$(771)

The following table presents the amounts in accumulated other comprehensive income (loss) as of May 31, 2012 that have not yet been recognized in net periodic pension cost, but will be recognized in our Consolidated Statements of Income during the fiscal year ending May 31, 2013:

(In thousands)	U.S. Plans	Non-U.S. Plans
Net actuarial loss	$(15,930)	$(2,769)
Prior service (costs)	$(348)	$(9)

In measuring the projected benefit obligation and net periodic pension cost for our plans, we utilize actuarial valuations. These valuations include specific information pertaining to individual plan participants, such as salary, age and years of service, along with certain assumptions. The most significant assumptions applied include discount rates, expected return on plan assets and rate of compensation increases. We evaluate these assumptions, at a minimum, on an annual basis, and make required changes, as applicable. In developing our expected long-term rate of return on pension plan assets, we consider the current and expected target asset allocations of the pension portfolio, as well as historical returns and future expectations for returns on various categories of plan assets. Expected return on assets is determined by using the weighted-average return on asset classes based on expected return for the target asset allocations of the principal asset categories held by each plan. In determining expected return, we consider both historical performance and an estimate of future long-term rates of return.

The following weighted-average assumptions were used to determine our year-end benefit obligations and net periodic pension cost under the plans:

	U.S. Plans		Non-U.S. Plans
Year-End Benefit Obligations	2012	2011	2012	2011
Discount rate	4.25%	5.25%	4.19%	5.14%
Rate of compensation increase	3.15%	3.15%	3.76%	3.83%

	U.S. Plans			Non-U.S. Plans
Net Periodic Pension Cost	2012	2011	2010	2012	2011	2010
Discount rate	5.25%	5.75%	6.90%	5.14%	5.26%	6.96%
Expected return on plan assets	8.50%	8.75%	8.75%	5.63%	5.75%	5.94%
Rate of compensation increase	3.15%	3.28%	3.28%	3.83%	3.81%	3.76%

The following tables illustrate the weighted-average actual and target allocation of plan assets:

	U.S. Plans
	Target Allocation as of May 31, 2012	Actual Asset Allocation
(Dollars in millions)		2012	2011
Equity securities	55%	$111.7	$107.8
Fixed income securities	25%	64.4	50.7
Cash		4.5	35.0
Other	20%	17.6	18.7

Total assets	100%	$198.2	$212.2

	Non-U.S. Plans
	Target Allocation as of May 31, 2012	Actual Asset Allocation
(Dollars in millions)		2012	2011
Equity securities	42%	$67.0	$66.8
Fixed income securities	51%	43.9	44.5
Cash	1%	0.4	0.4
Property and other	6%	26.0	30.0

Total assets	100%	$137.3	$141.7

The following tables present our pension plan assets as categorized using the fair value hierarchy at May 31, 2012 and 2011:

	U.S. Plans
(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2012
U.S. Treasury and other government	$—	$7,969	$—	$7,969
State and municipal bonds		490		490
Foreign bonds		2,279		2,279
Mortgage-backed securities		9,169		9,169
Corporate bonds		14,647		14,647
Stocks — large cap	36,196			36,196
Stocks — mid cap	19,659			19,659
Stocks — small cap	10,413			10,413
Stocks — international	6,961			6,961
Mutual funds — equity		38,475		38,475
Mutual funds — fixed		29,806		29,806
Cash and cash equivalents	4,549			4,549
Limited partnerships			1,833	1,833
Common/collective trusts			15,762	15,762

Total	$77,778	$102,835	$17,595	$198,208

	Non-U.S. Plans
(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2012
Pooled equities	$—	$66,212	$—	$66,212
Pooled fixed income		43,446		43,446
Foreign bonds		433		433
Insurance contracts			25,974	25,974
Mutual funds		843		843
Cash and cash equivalents	410			410

Total	$410	$110,934	$25,974	$137,318

	U.S. Plans
(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2011
U.S. Treasury and other government	$—	$2,691	$—	$2,691
State and municipal bonds		439		439
Foreign bonds		1,566		1,566
Mortgage-backed securities		6,531		6,531
Corporate bonds		12,653		12,653
Stocks — large cap	44,926			44,926
Stocks — mid cap	16,040			16,040
Stocks — small cap	4,754			4,754
Stocks — international	7,514			7,514
Mutual funds — equity		34,515		34,515
Mutual funds — fixed		26,873		26,873
Cash and cash equivalents	35,040			35,040
Limited partnerships			2,470	2,470
Common/collective trusts			16,203	16,203

Total	$108,274	$85,268	$18,673	$212,215

	Non-U.S. Plans
(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2011
Pooled equities	$—	$65,698	$—	$65,698
Pooled fixed income		44,012		44,012
Foreign bonds		402		402
Insurance contracts			30,043	30,043
Mutual funds		1,110		1,110
Cash and cash equivalents	374			374

Total	$374	$111,222	$30,043	$141,639

The following table includes the activity that occurred during the years ended May 31, 2012 and 2011 for our Level 3 assets:

(In thousands)	Balance at Beginning of Period	Actual Return on Plan Assets For:		Purchases, Sales and Settlements, net(1)	Transfers In/Out of Level 3	Balance at End of Period
		Assets Still Held at Reporting Date	Assets Sold During Year
Year ended May 31, 2012	$48,716	231	(619)	(3,998)	(761)	$43,569
Year ended May 31, 2011	33,337	197	1,750	5,606	7,826	48,716

(1)	Includes the impact of exchange rate changes during the year.

The primary objective for the investments of the Retirement Plan is to provide for long-term growth of capital without undue exposure to risk. This objective is accomplished by utilizing a strategy of equities, fixed income securities and cash equivalents in a mix that is conducive to participation in a rising market, while allowing for adequate protection in a falling market. Our Investment Committee oversees the investment allocation process, which includes the selection and evaluation of investment managers, the determination of investment objectives and risk guidelines, and the monitoring of actual investment performance. In order to manage investment risk properly, Plan policy prohibits short selling, securities lending, financial futures, options and other specialized investments except for certain alternative investments specifically approved by the Investment Committee. The Investment Committee reviews, on a quarterly basis, reports of actual Plan investment performance provided by independent third parties, in addition to its review of the Plan investment policy on an annual basis. The investment objectives are similar for our plans outside of the U.S., subject to local regulations. In general, investments for all plans are managed by private investment managers, reporting to our Investment Committee on a regular basis.

The goals of the investment strategy for pension assets include: The total return of the funds shall, over an extended period of time, surpass an index composed of the Standard & Poor’s 500 Stock Index (equity), the Barclays Aggregate Bond Index (fixed income), and 30-day Treasury Bills (cash); weighted appropriately to match the asset allocation of the plans. The equity portion of the funds shall surpass the Standard & Poor’s 500 Stock Index over a full market cycle, while the fixed income portion shall surpass Barclays Aggregate Bond Index over a full market cycle. The purpose of the core fixed income fund is to increase return in the form of cash flow, provide a hedge against inflation and to reduce the volatility of the fund overall. Therefore, the primary objective of the core fixed income portion is to match the Barclays Aggregate Bond Index. The purpose of including opportunistic fixed income assets such as, but not limited to, global and high yield securities in the portfolio is to enhance the overall risk-return characteristics of the Fund.

In addition to the defined benefit pension plans discussed above, we also sponsor employee savings plans under Section 401(k) of the Internal Revenue Code, which cover most of our employees in the U.S. We record expense for defined contribution plans for any employer matching contributions made in conjunction with services rendered by employees. The majority of our plans provide for matching contributions made in conjunction with services rendered by employees. Matching contributions are invested in the same manner that the participants invest their own contributions. Matching contributions charged to income were $11.9 million, $10.9 million and $10.4 million for the years ending May 31, 2012, 2011 and 2010, respectively.

We expect to pay the following estimated pension benefit payments in the next five years (in millions): $24.3 in 2013; $26.0 in 2014; $28.8 in 2015; $29.2 in 2016; and $31.9 in 2017. In the five years thereafter (2018-2022) we expect to pay $185.6 million.

POSTRETIREMENT BENEFITS	12 Months Ended
May 31, 2012
POSTRETIREMENT BENEFITS

NOTE M — POSTRETIREMENT BENEFITS

We sponsor several unfunded-health-care-benefit plans for certain of our retired employees as well as post-retirement life insurance for certain key employees. Eligibility for these benefits is based upon various requirements. The following table illustrates the effect on operations of these plans for the three years ended May 31, 2012:

	U.S. Plans			Non-U.S. Plans
(In thousands)	2012	2011	2010	2012	2011	2010
Service cost — Benefits earned during the period	$—	$5	$3	$745	$736	$338
Interest cost on the accumulated obligation	416	439	569	968	925	664
Amortization of:
Prior service cost	(86)	(86)	(28)
Unrecognized losses	(58)	(191)	(137)	72	89	(139)

Net Periodic Postretirement Expense	$272	$167	$407	$1,785	$1,750	$863

The changes in benefit obligations of the plans at May 31, 2012 and 2011 were as follows:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Accumulated postretirement benefit obligation at beginning of year	$9,103	$7,936	$17,557	$14,974
Service cost		5	745	709
Interest cost	416	439	968	891
Benefit payments	(665)	(633)	(369)	(317)
Medicare subsidy received	69	97
Actuarial (gains) losses	754	1,259	6,979	(33)
Currency exchange rate changes			(1,363)	1,333

Accumulated and accrued postretirement benefit obligation at end of year	$9,677	$9,103	$24,517	$17,557

In determining the postretirement benefit amounts outlined above, measurement dates as of May 31 for each period were applied.

Amounts recognized in the Consolidated Balance Sheets for the years ended May 31, 2012 and 2011 are as follows:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Current liabilities	$(714)	$(672)	$(428)	$(380)
Noncurrent liabilities	(8,963)	(8,431)	(24,089)	(17,177)

Net Amount Recognized	$(9,677)	$(9,103)	$(24,517)	$(17,557)

The following table presents the pretax net actuarial gain (loss) and prior service credits recognized in accumulated other comprehensive income (loss) not affecting retained earnings:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Net actuarial gain (loss)	$(35)	$778	$(9,441)	$(2,943)
Prior service credits	603	689

Total recognized in accumulated other comprehensive income not affecting retained earnings	$568	$1,467	$(9,441)	$(2,943)

The following table includes the changes recognized in other comprehensive income:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Changes in plan assets and benefit obligations recognized in other comprehensive income:
Prior service cost	$—	$—	$—	$—
Net loss (gain) arising during the year	754	1,259	6,979	(33)
Effect of exchange rates on amounts included in AOCI			(409)	241
Amounts recognized as a component of net periodic benefit cost:
Amortization or curtailment recognition of prior service credit (cost)	86	86
Amortization or settlement recognition of net gain (loss)	58	191	(72)	(89)

Total recognized in other comprehensive loss (income)	$898	$1,536	$6,498	$119

The following weighted-average assumptions were used to determine our year-end benefit obligations and net periodic postretirement benefit costs under the plans:

	U.S. Plans		Non-U.S. Plans
Year-End Benefit Obligations	2012	2011	2012	2011
Discount rate	3.75%	4.75%	4.75%	5.75%
Current healthcare cost trend rate	7.70%	7.87%	6.92%	7.00%
Ultimate healthcare cost trend rate	4.50%	4.50%	4.20%	4.50%
Year ultimate healthcare cost trend rate will be realized	2029	2029	2030	2030

	U.S. Plans			Non-U.S. Plans
Net Periodic Postretirement Cost	2012	2011	2010	2012	2011	2010
Discount rate	4.75%	5.75%	6.90%	5.75%	5.75%	8.00%
Healthcare cost trend rate	7.87%	8.04%	8.60%	7.00%	7.40%	10.00%
Ultimate healthcare cost trend rate	4.50%	4.50%	4.50%	4.50%	4.50%	5.00%
Year ultimate healthcare cost trend rate will be realized	2029	2029	2029	2030	2030	2024

Increasing or decreasing current healthcare cost trend rates by 1% would affect our accumulated postretirement benefit obligation and net postretirement expense by the following amounts for the years ended May 31, 2012 and 2011:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
1% Increase in trend rate
Accumulated Benefit Obligation	$390	$442	$3,920	$3,938
Postretirement Cost	21	22	473	423

1% Decrease in trend rate
Accumulated Benefit Obligation	$(348)	$(394)	$(5,176)	$(3,039)
Postretirement Cost	(19)	(19)	(351)	(320)

We expect to pay approximately $1.1 million to $1.3 million in estimated postretirement benefits in each of the next five years. In the five years thereafter (2018-2022) we expect to pay a cumulative total of $8.0 million.

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”), was signed into law on December 8, 2003. The Act provides for prescription drug benefits under Medicare Part D and contains a subsidy to plan sponsors who provide “actuarially equivalent” prescription drug plans. Our actuary has determined that the prescription drug benefit provided by our postretirement plan is considered to be actuarially equivalent to the benefits provided under the Act for all years since inception.

We have included the impact of our portion of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 subsidy in the determination of accumulated postretirement benefit obligation for the U.S. nonpension postretirement benefit plan for the periods ended May 31, 2012 and 2011. For the fiscal years ended May 31, 2012 and 2011, we received reimbursements from Medicare related to this law amounting to approximately $69,000 and $97,000, respectively.

REORGANIZATION PROCEEDINGS OF CERTAIN SUBSIDIARIES	12 Months Ended
May 31, 2012
REORGANIZATION PROCEEDINGS OF CERTAIN SUBSIDIARIES

NOTE N — REORGANIZATION PROCEEDINGS OF CERTAIN SUBSIDIARIES

General — Bondex and SPHC are defendants in various asbestos-related bodily injury lawsuits filed in various state courts. These cases generally seek unspecified damages for asbestos-related diseases based on alleged exposures to asbestos-containing products.

On May 31, 2010, Bondex and its parent, SPHC, filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. SPHC is the parent company of Bondex and is also the parent company for various operating companies that are not part of the reorganization filing, including Chemical Specialties Manufacturing Corp.; Day-Glo Color Corp.; Dryvit Holdings, Inc.; Guardian Protection Products Inc.; Kop-Coat Inc.; TCI, Inc. and RPM Wood Finishes Group, Inc. SPHC and Bondex (the “filing entities”) took this action to permanently and comprehensively resolve all pending and future asbestos-related liability claims associated with Bondex and SPHC-related products. As a result of the filing, all Bondex and SPHC asbestos personal injury lawsuits have been stayed due to the imposition of an automatic stay applicable in bankruptcy cases, with the exception of the cases referenced in Note A(2) with respect to which the stay was lifted. In addition, at the request of SPHC and Bondex, the bankruptcy court has entered orders staying all claims against RPM International Inc. and its affiliates that are derivative of the asbestos claims against SPHC and Bondex. Through the Chapter 11 proceedings, the filing entities intend ultimately to establish a trust in accordance with section 524(g) of the Bankruptcy Code and seek the imposition of a channeling injunction that will direct all future SPHC-related and Bondex-related claims to the trust. It is anticipated that the trust will compensate claims at appropriate values established by the trust documents and approved by the bankruptcy court. At this time, it is not possible to predict how long the proceedings will last, the form of any ultimate resolution or when an ultimate resolution might occur.

Prior to the bankruptcy filing, the filing entities had engaged in a strategy of litigating asbestos-related products liability claims brought against them. Claims paid during the year ended May 31, 2010, prior to the bankruptcy filing, were $92.6 million, which included defense-related payments during the year of $42.6 million. With the exception of the appeal bond satisfied during our 2012 third fiscal quarter and the potential payment described in Note A(2), no claims have been paid since the bankruptcy filing and it is not contemplated that any claims will be paid until a plan of reorganization is confirmed and an asbestos trust is established and operating.

Prior to the Chapter 11 bankruptcy filing, we recorded asbestos-related contingent liabilities that included estimations of future costs, which by nature are subject to many uncertainties that may change over time, including (i) the ultimate number of claims filed; (ii) the amounts required to resolve both currently known and future unknown claims; (iii) the amount of insurance, if any, available to cover such claims, including the outcome of coverage litigation against the filing entities’ third-party insurers; (iv) future earnings and cash flow of the filing entities; (v) the impact of bankruptcies of other companies whose share of liability may be imposed on the filing entities under certain state liability laws; (vi) the unpredictable aspects of the litigation process including a changing trial docket and the jurisdictions in which trials are scheduled; (vii) the outcome of any such trials including judgments or jury verdicts, as a result of our more aggressive defense posture, which included taking selective cases to verdict; (viii) the lack of specific information in many cases concerning exposure to products for which one of our subsidiaries is responsible and the claimants’ diseases; (ix) potential changes in applicable federal and/or state law; and (x) the potential impact of various proposed structured settlement transactions or subsidiary bankruptcies by other companies, some of which are the subject of federal appellate court review, the outcome of which could have materially affected future asbestos-related liability estimates.

Historical Asbestos Liability Reserve — In fiscal 2006, management retained Crawford & Winiarski (“C&W”), an independent, third-party consulting firm with expertise in the area of asbestos valuation work, to assist it in calculating an estimate of Bondex’s liability for unasserted-potential-future-asbestos-related claims. C&W’s methodology to project Bondex’s liability for unasserted-potential-future-asbestos-related claims included an analysis of: (a) a widely accepted forecast of the population likely to have been exposed to asbestos; (b) epidemiological studies estimating the number of people likely to develop asbestos-related diseases; (c) the historical rate at which mesothelioma incidences resulted in the payment of claims by Bondex; (d) the historical settlement averages to value the projected number of future compensable mesothelioma claims; (e) the historical ratio of mesothelioma-related indemnity payments to non-mesothelioma indemnity payments; and (f) the historical defense costs and their relationship with total indemnity payments. Based upon the results of this analysis, Bondex recorded an accrued liability for asbestos claims through 2016 as of May 31, 2006 of $421.3 million. This amount was calculated on a pretax basis and was not discounted for the time value of money.

During the fiscal year ended May 31, 2008, the ten-year asbestos liability established as of May 31, 2006 was reviewed and evaluated. As part of that process, the credibility of epidemiological studies of Bondex’s mesothelioma claims, first introduced to management by C&W some two-and-one-half years earlier, was validated. At the core of the evaluation process, and the basis of C&W’s actuarial work on behalf of Bondex, is the Nicholson Study. The Nicholson Study is the most widely recognized reference in bankruptcy trust valuations, global settlement negotiations and the Congressional Budget Office’s work done on the proposed FAIR Act in 2006. Based on our ongoing comparison of the Nicholson Study projections and Bondex’s specific actual experience, which at that time continued to bear an extremely close correlation to the study’s projections, the asbestos liability projection was extended out to the year 2028. C&W assisted in calculating an estimate of our liability for unasserted-potential-future-asbestos-related claims out to 2028. C&W projected that the cost of extending the asbestos liability to 2028, coupled with an updated evaluation of Bondex’s current known claims to reflect its most recent actual experience, would be $288.1 million. Therefore, management added $288.1 million to the existing asbestos liability, which brought Bondex’s total asbestos-related balance sheet liabilities at May 31, 2008 to $559.7 million. On May 30, 2010, the day prior to the bankruptcy filing, Bondex had recorded an asbestos related product liability of $397.7 million.

The table below illustrates movements in the Bondex asbestos liability for fiscal 2010:

Asbestos Liability Movement

(Current and Long-Term)

(In thousands)	Balance at Beginning of Period	Additions to Asbestos Charge	Deductions(1)	Impact of Deconsolidation of SPHC(2)	Balance at End of Period
Year Ended May 31, 2010	$490,328		$92,621	$(397,707)	$—

(1)	Deductions include payments for defense-related costs and amounts paid to settle claims.

(2)	During the year ended May 31, 2010, SPHC and Bondex filed Chapter 11 reorganization proceedings in the U.S. Bankruptcy Court for the District of Delaware, and as a result, were deconsolidated from our results, as required. Refer to Note A(2) for further information.

This liability, as a result of the accounting for the deconsolidation of SPHC and its subsidiaries set forth in Note A(2), is no longer included in RPM International Inc.’s Consolidated Balance Sheet, effective May 31, 2010.

Insurance Coverage Litigation — During calendar year 2003, the filing entities’ third-party insurers claimed exhaustion of coverage. On July 3, 2003, certain of our subsidiaries, including the filing entities, filed the case of Bondex International, Inc. et al. v. Hartford Accident and Indemnity Company et al., Case No. 1:03-cv-1322, in the United States District Court for the Northern District of Ohio, for declaratory judgment, breach of contract and bad faith against the named third-party insurers, challenging their assertion that their policies covering asbestos-related claims had been exhausted. On December 1, 2008, the trial court denied the plaintiffs’ motions for partial summary judgment and granted the defendants’ motions for summary judgment against plaintiffs, including the filing entities, and entered judgment on all remaining claims and counterclaims, and dismissed the action. Plaintiffs, including the filing entities, appealed the trial court’s decision to the U.S. Court of Appeals for the Sixth Circuit. The Sixth Circuit affirmed the trial court decision on alternative grounds. Following that ruling, Bondex filed a motion with the Sixth Circuit for reconsideration. Its motion was denied. Bondex has exhausted its rights of appeal. Bondex did not include any potential benefits from the insurance coverage litigation in calculating its asbestos liability. RPM International Inc. was not a party to this insurance litigation.

Debtor-in-Possession (“DIP”) Financing — In connection with the bankruptcy filing, SPHC, Bondex and certain of SPHC’s subsidiaries entered into a three-year, $40.0 million DIP Credit facility (the “DIP Credit Facility”) with Wachovia Capital Finance Corporation (New England). The Bankruptcy Court approved this facility, and granted Wachovia a super priority administrative expense claim for all amounts owed under the facility. The facility is secured by security interests and liens in virtually all of the real and personal property and assets of Bondex, SPHC and certain of SPHC’s subsidiaries. The DIP Credit Facility generally permits borrowings for working capital, capital expenditures and other general corporate purposes. The DIP Credit Facility also imposes certain financial and non-financial covenants on SPHC and its subsidiaries. RPM International Inc. is not a party to the DIP Credit Facility and it has not guaranteed obligations under such facility.

Financial Results and Reorganization Items — The SPHC condensed consolidated financial statements set forth below have been prepared in conformity with ASC 852, Reorganizations (“ASC 852”).

Specialty Products Holding Corp.

Consolidated Statements of Income

(In thousands)
Year Ended May 31,	2010
Net Sales	$301,142
Net sales to RPM	18,431

Total net sales	319,573
Cost of sales	203,082

Gross profit	116,491
Selling, general & administrative expenses	100,080
Interest expense	22
Investment (income), net	(266)

Income before income taxes	16,655
Provision for income taxes	5,520

Net income	$11,135

SPHC and its subsidiaries routinely engage in intercompany transactions with other entities within RPM in the ordinary course of business, including services provided by RPM International Inc. to SPHC and its subsidiaries under an administrative services agreement. These services include risk management and insurance services, benefits administration, IT services, legal services, environmental, health and safety compliance management, tax planning and compliance services, treasury and cash management, various accounting services, including preparation of accounting books and financial statement preparation, internal audit services, benefits associated with group purchasing of various supplies and equipment, and consulting services associated with various business development activities. The Bankruptcy Court has approved this administrative services agreement.

As a result of their bankruptcy filing, SPHC and Bondex are precluded from paying dividends to shareholders and from making payments on any pre-bankruptcy filing accounts or notes payable that are due and owing to any other entity within the RPM group of companies (the “Pre-Petition Intercompany Payables”) or other pre-petition creditors during the pendency of the bankruptcy case, without the Bankruptcy Court’s approval. Moreover, no assurances can be given that any of the Pre-Petition Intercompany Payables will ever be paid or otherwise satisfied.

When SPHC emerges from the jurisdiction of the Bankruptcy Court, the subsequent accounting will be determined based upon the applicable circumstances and facts at such time, including the terms of any plan of reorganization.

SPHC has assessed its liquidity position as a result of the bankruptcy filing and believes that it can continue to fund its and its subsidiaries’ operating activities and meet its debt and capital requirements for the foreseeable future. The SPHC condensed consolidated financial information set forth above has been prepared on a going concern basis, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the ordinary course of business.

CONTINGENCIES AND OTHER ACCRUED LOSSES	12 Months Ended
May 31, 2012
CONTINGENCIES AND OTHER ACCRUED LOSSES

NOTE O — CONTINGENCIES AND OTHER ACCRUED LOSSES

Accrued loss reserves consist of the following:

May 31,	2012	2011
(In thousands)
Accrued product liability reserves	$37,508	$37,941
Accrued warranty reserves	13,564	15,347
Accrued environmental reserves	3,580	4,357

Total accrued loss reserves — Current	$54,652	$57,645

Accrued product liability reserves — noncurrent	$2,820	$2,905
Accrued warranty liability — noncurrent	1,187	1,849
Accrued environmental reserves — noncurrent	3,952	4,693

Total accrued loss reserves — Noncurrent	$7,959	$9,447

We provide, through our wholly-owned insurance subsidiaries, certain insurance coverage, primarily product liability coverage, to our other subsidiaries. Excess coverage is provided by third-party insurers. Our reserves provide for these potential losses as well as other uninsured claims.

We also offer warranty programs at several of our industrial businesses and have established a product warranty liability. We review this liability for adequacy on a quarterly basis and adjust it as necessary. The primary factors that could affect this liability may include changes in the historical system performance rate as well as the costs of replacement. Provision for estimated warranty costs is recorded at the time of sale and periodically adjusted, as required, to reflect actual experience. It is probable that we will incur future losses related to warranty claims we have received but that have not been fully investigated and related to claims not yet received. While our warranty liability represents our best estimate at May 31, 2012, we can provide no assurances that we will not experience material claims in the future or that we will not incur significant costs to resolve such claims beyond the amounts accrued or beyond what we may recover from our suppliers. Product warranty expense is recorded within selling, general and administrative expense.

The following table includes the changes in our accrued warranty balances:

Year Ended May 31,	2012	2011	2010
(In thousands)
Beginning Balance	$17,196	$17,602	$18,993
Deductions(1)	(18,143)	(20,335)	(23,209)
Provision charged to SG&A expense	15,513	19,899	24,897
Acquisitions	185	30	46
Impact of deconsolidation of SPHC	—	—	(3,125)

Ending Balance	$14,751	$17,196	$17,602

(1)	Primarily claims paid during the year.

In addition, like other companies participating in similar lines of business, some of our subsidiaries are involved in several proceedings relating to environmental matters. It is our policy to accrue remediation costs when it is probable that such efforts will be required and the related costs can be reasonably estimated. These liabilities are undiscounted and are not material to our financial statements during any of the periods presented.

SEGMENT INFORMATION	12 Months Ended
May 31, 2012
SEGMENT INFORMATION

NOTE P — SEGMENT INFORMATION

We operate a portfolio of businesses and product lines that manufacture and sell a variety of specialty paints, protective coatings and roofing systems, sealants and adhesives. We manage our portfolio by organizing our businesses and product lines into two reportable segments: the industrial reportable segment and the consumer reportable segment. Within each reportable segment, we aggregate several operating segments that consist of individual groups of companies and product lines, which generally address common markets, share similar economic characteristics, utilize similar technologies and can share manufacturing or distribution capabilities. Our five operating segments represent components of our business for which separate financial information is available that is utilized on a regular basis by our chief executive officer in determining how to allocate the assets of the company and evaluate performance. These five operating segments are each managed by an operating segment manager, who is responsible for the day-to-day operating decisions and performance evaluation of the operating segment’s underlying businesses.

Our industrial reportable segment products are sold throughout North America and also account for the majority of our international sales. Our industrial product lines are sold directly to contractors, distributors and end-users, such as industrial manufacturing facilities, public institutions and other commercial customers. This reportable segment comprises three separate operating segments — Building Solutions Group, Performance Coatings Group and RPM2 Group. Products and services within this reportable segment include construction chemicals; roofing systems; weatherproofing and other sealants; polymer flooring; edible coatings and specialty glazes for pharmaceutical, cosmetic and food industries; and other specialty chemicals.

Our consumer reportable segment manufactures and markets professional use and do-it-yourself (“DIY”) products for a variety of mainly consumer applications, including home improvement and personal leisure activities. Our consumer segment’s major manufacturing and distribution operations are located primarily in North America, along with a few locations in Europe. Consumer segment products are sold directly to mass merchandisers, home improvement centers, hardware stores, paint stores, craft shops and to other smaller customers through distributors. This reportable segment comprises two operating segments — DAP Group and Rust-Oleum Group. Products within this reportable segment include specialty, hobby and professional paints; caulks; adhesives; silicone sealants and wood stains.

In addition to our two reportable segments, there is a category of certain business activities and expenses, referred to as corporate/other, that does not constitute an operating segment. This category includes our corporate headquarters and related administrative expenses, results of our captive insurance companies, gains or losses on the sales of certain assets and other expenses not directly associated with either reportable segment. Assets related to the corporate/other category consist primarily of investments, prepaid expenses, and headquarters’ property and equipment. These corporate and other assets and expenses reconcile reportable segment data to total consolidated income before income taxes, identifiable assets, capital expenditures, and depreciation and amortization.

We reflect income from our joint ventures on the equity method, and receive royalties from our licensees.

The following tables reflect the results of our reportable segments consistent with our management philosophy, and represent the information we utilize, in conjunction with various strategic, operational and other financial performance criteria, in evaluating the performance of our portfolio of businesses.

Year Ended May 31,	2012	2011	2010
(In thousands)
Net Sales
Industrial	$2,535,238	$2,259,809	$2,328,194
Consumer	1,242,178	1,122,032	1,084,522

Total	$3,777,416	$3,381,841	$3,412,716

Income (Loss) Before Income Taxes
Industrial
Income Before Income Taxes(a)	$278,676	$232,544	$225,528
Interest (Expense), Net(b)	(3,770)	(3,304)	(1,709)

EBIT(c)	$282,446	$235,848	$227,237

Consumer
Income Before Income Taxes(a)	$160,099	$146,035	$147,019
Interest (Expense), Net(b)	18	63	37

EBIT(c)	$160,081	$145,972	$146,982

Corporate/Other
Income Before Income Taxes(a)	$(110,486)	$(83,526)	$(104,093)
Interest (Expense), Net(b)	(64,107)	(46,504)	(50,025)

EBIT(c)	$(46,379)	$(37,022)	$(54,068)

Consolidated
Income Before Income Taxes(a)	$328,289	$295,053	$268,454
Interest (Expense), Net(b)	(67,859)	(49,745)	(51,697)

EBIT(c)	$396,148	$344,798	$320,151

Identifiable Assets
Industrial	$2,195,702	$1,992,143	$1,666,005
Consumer	1,184,609	1,195,849	1,135,211
Corporate/Other	179,709	327,037	202,808

Total	$3,560,020	$3,515,029	$3,004,024

Capital Expenditures
Industrial	$47,529	$29,687	$17,887
Consumer	17,156	9,665	4,400
Corporate/Other	6,930	474	954

Total	$71,615	$39,826	$23,241

Depreciation and Amortization
Industrial	$48,701	$46,352	$56,104
Consumer	23,656	24,954	26,771
Corporate/Other	1,341	1,447	1,378

Total	$73,698	$72,753	$84,253

(a)	The presentation includes a reconciliation of Income (Loss) Before Income Taxes, a measure defined by Generally Accepted Accounting Principles (GAAP) in the United States, to EBIT.

(b)	Interest (expense), net includes the combination of interest expense and investment expense (income), net.

(c)

EBIT is defined as earnings (loss) before interest and taxes. We evaluate the profit performance of our segments based on income before income taxes, but also look to EBIT as a performance evaluation measure because interest expense is essentially related to corporate acquisitions, as opposed to segment operations. For that reason, we believe EBIT is also useful to investors as a metric in their investment decisions. EBIT should not be considered an alternative to, or more meaningful than, operating income as determined in accordance with GAAP, since EBIT omits the impact of interest and taxes in determining operating performance, which represent items necessary to our continued operations, given our level of indebtedness and ongoing tax obligations. Nonetheless, EBIT is a key measure expected by and useful to our fixed income investors, rating agencies and the banking community, all of whom believe, and we concur, that this measure is critical to the capital markets’ analysis of our segments’ core operating performance. We also evaluate EBIT because it is clear that movements in EBIT impact our ability to attract financing. Our underwriters and bankers consistently require inclusion of this measure in offering memoranda in conjunction with any debt underwriting or bank financing. EBIT may not be indicative of our historical operating results, nor is it meant to be predictive of potential future results.

Year Ended May 31,	2012	2011	2010
(In thousands)
Net Sales(a)
United States	$2,219,680	$1,983,238	$2,148,893

Foreign
Canada	346,238	330,613	308,395
Europe	919,124	812,735	728,118
Other Foreign	292,374	255,255	227,310

Total Foreign	1,557,736	1,398,603	1,263,823

Total	$3,777,416	$3,381,841	$3,412,716

Long-Lived Assets(b)
United States	$1,065,324	$965,235	$966,453

Foreign
Canada	128,392	137,380	127,672
Europe	298,496	287,874	230,923
United Kingdom	192,155	209,217	184,488
Other Foreign	64,316	47,353	44,327

Total Foreign	683,359	681,824	587,410

Total	$1,748,683	$1,647,059	$1,553,863

(a)	It is not practicable to obtain the information needed to disclose revenues attributable to each of our product lines.

(b)	Long-lived assets include all non-current assets, excluding non-current deferred income taxes.

QUARTERLY INFOR MATION (UNAUDITED)	12 Months Ended
May 31, 2012
QUARTERLY INFOR MATION (UNAUDITED)

NOTE Q — QUARTERLY INFOR MATION (UNAUDITED)

The following is a summary of the quarterly results of operations for the years ended May 31, 2012 and 2011:

	For Quarter Ended
(In thousands, except per share amounts)	August 31	November 30	February 29		May 31
2012
Net Sales	$985,918	$916,085	$773,643		$1,101,770
Gross Profit	$409,626	$369,021	$303,200		$460,416
Net Income Attributable to RPM International Inc. Stockholders	$76,811	$49,931	$6,625		$82,569
Basic Earnings Per Share	$0.59	$0.38	$0.05		$0.63
Diluted Earnings Per Share	$0.59	$0.38	$0.05	(a)	$0.63

Dividends Per Share	$0.210	$0.215	$0.215		$0.215

(In thousands, except per share amounts)	August 31	November 30	February 28		May 31
2011
Net Sales	$894,810	$826,343	$678,920		$981,768
Gross Profit	$375,426	$339,497	$269,518		$416,426
Net Income Attributable to RPM International Inc. Stockholders	$68,996	$48,791	$1,097		$70,174
Basic Earnings Per Share	$0.53	$0.38	$0.01		$0.54
Diluted Earnings Per Share	$0.53	$0.38	$0.01	(a)	$0.54

Dividends Per Share	$0.205	$0.210	$0.210		$0.210

(a)	For the quarters ended February 29, 2012 and February 28, 2011, the treasury stock method was utilized for the purpose of computing diluted earnings per share, as the result under the two-class method would have been less dilutive.

Quarterly earnings per share may not total to the yearly earnings per share due to the weighted-average number of shares outstanding in each quarter.

Valuation And Qualifying Accounts and Reserves	12 Months Ended
May 31, 2012
Valuation And Qualifying Accounts and Reserves

SCHEDULE II

RPM International Inc. and Subsidiaries

Valuation And Qualifying Accounts and Reserves

(In thousands)	Balance at Beginning of Period	Additions Charged to Selling, General and Administrative		Acquisitions (Disposals) of Businesses and Reclassifications			(Deductions) Additions		Impact of Deconsolidation (4)			Balance at End of Period
Year Ended May 31, 2012
Current:
Allowance for doubtful accounts	$27,597		$5,811		$—		$(6,901	)(1)	$			$26,507

Accrued product liability reserves	$37,941		$6,221		$105	(3)	$(6,759	)(2)	$			$37,508

Accrued loss reserves	$4,357		$(310)		$1,316		$(1,783	)(2)	$			$3,580

Noncurrent:
Accrued product liability	$2,905		$178		$(105	)(3)	$(158	)(2)	$			$2,820

Environmental reserves	$4,693		$(631)	$			$(110	)(2)	$			$3,952

Year Ended May 31, 2011
Current:
Allowance for doubtful accounts	$20,525		$10,916	$			$(3,844	)(1)	$			$27,597

Accrued product liability reserves	$47,811		$(1,430)		$(2,525)		$(5,915	)(2)	$			$37,941

Accrued loss reserves	$3,084		$2,504	$			$(1,231	)(2)	$			$4,357

Noncurrent:
Accrued product liability	$4,331		$(57)	$			$(1,369	)(2)	$			$2,905

Environmental reserves	$4,408		$115	$			$170	(2)	$			$4,693

Year Ended May 31, 2010
Current:
Allowance for doubtful accounts	$22,934		$9,053		$—		$(8,581	)(1)		$(2,881	)(4)	$20,525

Accrued product liability reserves	$51,453		$12,714		$—		$(10,709	)(2)		$(5,647	)(4)	$47,811

Accrued loss reserves	$6,947		$65		$(564	)(3)	$(3,215	)(2)		$(149	)(4)	$3,084

Asbestos-related liabilities	$65,000	$			$(45,000	)(3)	$—			$(20,000	)(4)	$—

Noncurrent:
Accrued product liability	$7,067		$348		$—		$(3,084	)(2)		$—		$4,331

Environmental reserves	$3,846		$3,193		$564	(3)	$(2,080	)(2)		$(1,115	)(4)	$4,408

Asbestos-related liabilities	$425,328		$—		$45,000	(3)	$(92,621	)(2)		$(377,707	)(4)	$—

(1)	Uncollectible accounts written off, net of recoveries

(2)	Primarily claims paid during the year, net of insurance contributions

(3)	Primarily transfers between current and noncurrent

(4)	Reflects the impact of the deconsolidation of SPHC as of May 31, 2010. Refer to Note A(2) and Note I to the Consolidated Financial Statements for the fiscal year ended May 31, 2011 for further information.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
May 31, 2012
Consolidation, Noncontrolling Interests and Basis of Presentation

1) Consolidation, Noncontrolling Interests and Basis of Presentation

Our financial statements include all of our majority-owned subsidiaries, except for certain subsidiaries that were deconsolidated on May 31, 2010 (please refer to Note A(2)). We account for our investments in less-than-majority-owned joint ventures for which we have the ability to exercise significant influence, under the equity method. Effects of transactions between related companies, except for certain subsidiaries that were deconsolidated, are eliminated in consolidation.

Noncontrolling interests are presented in our Consolidated Financial Statements as if parent company investors (controlling interests) and other minority investors (noncontrolling interests) in partially-owned subsidiaries have similar economic interests in a single entity. As a result, investments in noncontrolling interests are reported as equity in our Consolidated Financial Statements. Additionally, our Consolidated Financial Statements include 100% of a controlled subsidiary’s earnings, rather than only our share. Transactions between the parent company and noncontrolling interests are reported in equity as transactions between stockholders, provided that these transactions do not create a change in control.

In September 2011, we increased our ownership in Kemrock Industries and Exports Limited (“Kemrock”) to over 20% of Kemrock’s outstanding shares of common stock. Kemrock is one of India’s leading manufacturers of high performance reinforced polymer composites. Our Consolidated Financial Statements reflect the impact of the change in accounting for our investment in Kemrock from an available for sale security to the equity method, which was required as a result of our additional investment in Kemrock in September 2011. Please refer to Note C for further discussion.

In October 2011, we entered into an agreement to advance Kemrock $12.0 million in exchange for the continued supply of goods and commercial materials that Kemrock has exported to us in the past, with the full amount to be satisfied over a six month period. As of May 31, 2012, Kemrock has supplied us with approximately $9.0 million of goods and materials; the remaining portion of the advance is expected to be satisfied during the first quarter of fiscal 2013. The advance is classified within prepaid and other current assets in our Consolidated Balance Sheet.

In December 2011, we entered into a separate agreement to loan Kemrock $15.0 million, which is to be repaid in cash, or alternatively, goods and commercial materials, no later than September 15, 2012. As of May 31, 2012, Kemrock had repaid approximately $5.0 million of this loan. The loan is classified as a note receivable and is included in prepaid and other current assets in our Consolidated Balance Sheet. Also in December 2011, we entered into a global depository receipt (“GDR”) Purchase Agreement with Kemrock, whereby we purchased 693,072 GDRs of Kemrock for an aggregate purchase price of approximately $7.2 million. The GDRs are included in our investment in Kemrock and are classified as other long-term assets in our Consolidated Balance Sheet.

In April 2012, we invested $22.7 million in 5.5% convertible bonds issued by Kemrock. The bonds are convertible into ordinary shares or global depositary receipts each representing one ordinary share of Kemrock stock, and may be converted at any time on or after June 4, 2012 and up to the close of business on June 12, 2017. Our investment in Kemrock’s convertible bonds is classified in other long-term assets in our Consolidated Balance Sheet.

Our business is dependent on external weather factors. Historically, we have experienced strong sales and net income in our first, second and fourth fiscal quarters comprising the three-month periods ending August 31, November 30 and May 31, respectively, with weaker performance in our third fiscal quarter (December through February).

Certain reclassifications have been made to prior year amounts to conform to the current year presentation.

Deconsolidation of Specialty Products Holding Corp. ("SPHC")

2) Deconsolidation of Specialty Products Holding Corp. (“SPHC”)

On May 31, 2010, Bondex International, Inc. (“Bondex”) and its parent, SPHC, filed Chapter 11 reorganization proceedings in the United States Bankruptcy Court for the District of Delaware. SPHC is our wholly owned subsidiary. In accordance with Accounting Standards Codification (“ASC”) 810, when a subsidiary becomes subject to the control of a government, court, administrator, or regulator, deconsolidation of that subsidiary is generally required. We have therefore deconsolidated SPHC and its subsidiaries from our balance sheet as of May 31, 2010, and have eliminated the results of SPHC’s operations from our results of operations beginning on that date. We believe we have no responsibility for liabilities of SPHC and Bondex. As a result of the Chapter 11 reorganization proceedings, on a prospective basis we will continue to account for our investment in SPHC under the cost method.

We had a net receivable from SPHC at May 31, 2010, that we expect may change before the bankruptcy proceedings have been finalized. The potential change relates to our indemnification of an insurer on appeal bonds pertaining to Bondex’s appeal of two asbestos cases that had been underway prior to the bankruptcy filing, neither of which are material in amount. During our 2012 third fiscal quarter, one of the appeal bonds was satisfied, and one remains outstanding. Included in the net amount due from SPHC are receivables and payables, which we concluded we have the right to report as a net amount based on several factors, including the fact that all amounts are determinable, the balances are due to and from our subsidiaries, and we have been given reasonable assurance that netting the applicable receivables and payables would remain legally enforceable. We analyzed our net investment in SPHC as of May 31, 2010, which included a review of our advances to SPHC, an assessment of the collectibility of our net receivables due from SPHC, and a computation of the gain to be recorded upon deconsolidation based on the carrying amount of our investment in SPHC. In accordance with GAAP, the gain on deconsolidation related to the carrying amount of net assets of SPHC at May 31, 2010, was calculated in accordance with ASC 810-10-40-5, as follows:

a)	the aggregate of (1) the fair value of consideration received, (2) the fair value of any retained noncontrolling investment in the former subsidiary at the date the subsidiary is deconsolidated, and (3) the carrying amount of any noncontrolling interest in the former subsidiary; less

b)	the carrying amount of the former subsidiary’s assets and liabilities.

In determining the carrying value of any retained noncontrolling investment in SPHC at the date of deconsolidation we considered several factors, including analyses of cash flows combined with various assumptions relating to the future performance of this entity and a discounted value of SPHC’s recorded asbestos-related contingent obligations based on information available to us as of the date of deconsolidation. The discounted cash flow approach relies primarily on Level 3 unobservable inputs, whereby expected future cash flows are discounted using a rate that includes assumptions regarding an entity’s average cost of debt and equity, incorporates expected future cash flows based on internal business plans, and applies certain assumptions about risk and uncertainties due to the bankruptcy filing. Our estimates are based upon assumptions we believe to be reasonable, but which by nature are uncertain and unpredictable. As a result of this analysis, we determined that the carrying value of our retained interest in SPHC approximated zero.

As a result of the combined analyses of each of the components of our net investment in SPHC, we recorded a net loss of approximately $7.9 million, which was reflected in Other Expense, Net, during the fourth fiscal quarter of the year ended May 31, 2010. No changes have been made to these amounts through May 31, 2012.

Use of Estimates

3) Use of Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated subsequent events through the date the Consolidated Financial Statements were filed with the Securities and Exchange Commission.

Acquisitions/Divestitures

4) Acquisitions/Divestitures

We account for business combinations using the acquisition method of accounting and, accordingly, the assets and liabilities of the acquired entities are recorded at their estimated fair values at the acquisition date.

During the fiscal year ended May 31, 2012, we completed six acquisitions. Four of the acquired product lines report through our industrial reportable segment, which included the following: a manufacturer of polyurethane and urethane-based flooring and decking solutions for cruise ships, yachts and naval applications based in Genoa, Italy; a supplier and provider of equipment and solutions for water and fire damage restoration, professional cleaning and environmental control based in Burlington, Washington; a supplier of passive fire protection and insulation products headquartered in Barcelona, Spain; and a manufacturer and supplier of EIFS and complementary product lines based in Germany and serving the German and French construction markets. Two of the acquired product lines report through our consumer reportable segment, which included the following: a manufacturer of automotive aftermarket coatings based in Hallam, Victoria, Australia; and a manufacturer of specialty coating based in Cicero, Illinois. During the fiscal year ended May 31, 2011, we completed six acquisitions, all of which report through our industrial reportable segment. The acquired product lines included the following: a supplier and installer of industrial flooring systems based in Norway; a product line that includes biodegradable modular systems for vegetated roofs; a manufacturer of polyurethane and epoxy coatings for waterproofing and industrial flooring based in Germany; a supplier of sealants, tapes and membranes for construction markets based in Turkey; a supplier of curb, bridge and channel drainage products for construction and infrastructure markets based in the U.K.; and a manufacturer of synthetic fibers engineered for use as a secondary reinforcement in ready mix concrete and cement-based building products based in LaFayette, Georgia. The purchase price for each acquisition has been allocated to the estimated fair values of the assets acquired and liabilities assumed as of the date of acquisition. These acquisitions have been aggregated by year of purchase in the following table:

	Fiscal 2012 Acquisitions			Fiscal 2011 Acquisitions
(In thousands)	Weighted-Average Intangible Asset Amortization Life (In Years)	Total		Weighted-Average Intangible Asset Amortization Life (In Years)	Total
Current assets		$84,693			$15,221
Property, plant and equipment		30,096			3,016
Goodwill	N/A	55,177		N/A	16,265
Tradenames — indefinite lives	N/A	26,986		N/A	—
Other intangible assets	14	43,062		11	13,493
Other long-term assets		3,066			2

Total Assets Acquired		$243,080			$47,997

Liabilities assumed		(64,743)			(9,776)

Net Assets Acquired		$178,337	(1)		$38,221	(2)

(1)	Figure includes cash acquired of $12.3 million.

(2)	Figure includes cash acquired of $0.8 million.

Our Consolidated Financial Statements reflect the results of operations of acquired businesses as of their respective dates of acquisition. Pro-forma results of operations for the years ended May 31, 2012 and May 31, 2011 were not materially different from reported results and, consequently, are not presented.

Foreign Currency

5) Foreign Currency

The functional currency for each of our foreign subsidiaries is its principal operating currency. Accordingly, for the periods presented, assets and liabilities have been translated using exchange rates at year end, while income and expense for the periods have been translated using a weighted-average exchange rate.

The resulting translation adjustments have been recorded in accumulated other comprehensive income (loss), a component of stockholders’ equity, and will be included in net earnings only upon the sale or liquidation of the underlying foreign investment, neither of which is contemplated at this time. Transaction gains and losses have been immaterial during the past three fiscal years.

Cash and Cash Equivalents

6) Cash and Cash Equivalents

For purposes of the statement of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. We do not believe we are exposed to any significant credit risk on cash and cash equivalents. The carrying amounts of cash and cash equivalents approximate fair value.

Property, Plant & Equipment

7) Property, Plant & Equipment

May 31,	2012	2011
(In thousands)
Land	$36,767	$35,481
Buildings and leasehold improvements	291,026	277,268
Machinery and equipment	723,172	685,496

Total property, plant and equipment, at cost	1,050,965	998,245
Less: allowance for depreciation and amortization	632,133	608,218

Property, plant and equipment, net	$418,832	$390,027

We review long-lived assets for impairment when circumstances indicate that the carrying values of these assets may not be recoverable. For assets that are to be held and used, an impairment charge is recognized when the estimated undiscounted future cash flows associated with the asset or group of assets are less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded for the difference between the carrying value and the fair value. Fair values are determined based on quoted market values, discounted cash flows, internal appraisals or external appraisals, as applicable. Assets to be disposed of are carried at the lower of their carrying value or estimated net realizable value.

Depreciation is computed primarily using the straight-line method over the following ranges of useful lives:

Land improvements	3 to 30 years
Buildings and improvements	3 to 50 years
Machinery and equipment	1 to 30 years

Total depreciation expense for each fiscal period includes the charges to income that result from the amortization of assets recorded under capital leases.

Revenue Recognition

8) Revenue Recognition

Revenues are recognized when realized or realizable, and when earned. In general, this is when title and risk of loss pass to the customer. Further, revenues are realizable when we have persuasive evidence of a sales arrangement, the product has been shipped or the services have been provided to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. We reduce our revenues for estimated customer returns and allowances, certain rebates, sales incentives, and promotions in the same period the related sales are recorded.

We also record revenues generated under long-term construction contracts, mainly in connection with the installation of specialized roofing and flooring systems, and related services. Certain long-term construction contracts are accounted for under the percentage-of-completion method, and therefore we record contract revenues and related costs as our contracts progress. This method recognizes the economic results of contract performance on a timelier basis than does the completed-contract method; however, application of this method requires reasonably dependable estimates of progress toward completion, as well as other dependable estimates. When reasonably dependable estimates cannot be made, or if other factors make estimates doubtful, the completed contract method is applied. Under the completed contract method, billings and costs are accumulated on the balance sheet as the contract progresses, but no revenue is recognized until the contract is complete or substantially complete.

Shipping Costs

9) Shipping Costs

Shipping costs paid to third-party shippers for transporting products to customers are included in selling, general and administrative expenses. For the years ended May 31, 2012, 2011 and 2010, shipping costs were $112.0 million, $103.0 million and $101.7 million, respectively.

Inventories

10) Inventories

Inventories are stated at the lower of cost or market, cost being determined on a first-in, first-out (FIFO) basis and market being determined on the basis of replacement cost or net realizable value. Inventory costs include raw materials, labor and manufacturing overhead. Inventories were composed of the following major classes:

May 31,	2012	2011
(In thousands)
Raw material and supplies	$160,869	$142,133
Finished goods	329,109	320,987

Total Inventory	$489,978	$463,120

Goodwill and Other Intangible Assets

11) Goodwill and Other Intangible Assets

We account for goodwill and other intangible assets in accordance with the provisions of ASC 350 and account for business combinations using the acquisition method of accounting and accordingly, the assets and liabilities of the entities acquired are recorded at their estimated fair values at the acquisition date. Goodwill represents the excess of the purchase price paid over the fair value of net assets acquired, including the amount assigned to identifiable intangible assets.

We performed the required annual goodwill impairment assessments as of the first day of our fourth fiscal quarter at the reporting unit level. Our reporting units have been identified at the component level, which is the operating segment level or one level below. In the fourth quarter of fiscal 2012, we early adopted new FASB guidance that simplifies how an entity tests goodwill for impairment. It provides an option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Under the new guidance, the traditional two-step quantitative process is required only if an entity concludes that it is more likely than not that a reporting unit’s fair value is less than its carrying amount. After performing the annual goodwill impairment qualitative assessment during the fourth quarter of fiscal 2012, we determined that it was necessary to perform the traditional two-step goodwill impairment test for two of our reporting units.

The traditional two-step quantitative goodwill impairment assessment involves estimating the fair value of a reporting unit and comparing it with its carrying amount. If the carrying amount of the reporting unit exceeds its fair value, additional steps are followed to determine and recognize, if appropriate, an impairment loss. Calculating the fair value of the reporting units requires our significant use of estimates and assumptions. We estimate the fair values of our reporting units by applying a combination of third-party market-value indicators, when observable market data is available, and discounted future cash flows to each of our reporting unit’s projected EBITDA. In applying this methodology, we rely on a number of factors, including actual and forecasted operating results and market data. As a result of the assessments performed for fiscal 2012, 2011 and 2010, there were no indicators of impairment.

Additionally, we test all indefinite-lived intangible assets for impairment annually. We perform the required annual impairment assessments as of the first day of our fourth fiscal quarter. The annual impairment assessment involves estimating the fair value of each indefinite-lived asset and comparing it with its carrying amount. If the carrying amount of the intangible asset exceeds its fair value, we record an impairment loss equal to the difference. Calculating the fair value of the indefinite-lived assets requires our significant use of estimates and assumptions. We estimate the fair values of our intangible assets by applying a relief-from-royalty calculation, which includes discounted future cash flows related to each of our intangible asset’s projected revenues. In applying this methodology, we rely on a number of factors, including actual and forecasted revenues and market data. The results of our annual impairment test for the fiscal years ended May 31, 2012, 2011 and 2010 did not result in any impairment.

Should the future earnings and cash flows at our reporting units decline and/or discount rates increase, future impairment charges to goodwill and other intangible assets may be required.

Advertising Costs

12) Advertising Costs

Advertising costs are charged to operations when incurred and are included in SG&A expenses. For the years ended May 31, 2012, 2011 and 2010, advertising costs were $34.1 million, $33.3 million and $39.4 million, respectively.

Research and Development

13) Research and Development

Research and development costs are charged to operations when incurred and are included in selling, general and administrative expenses. The amounts charged to expense for the years ended May 31, 2012, 2011 and 2010 were $45.4 million, $40.9 million and $41.3 million, respectively.

Stock-Based Compensation

14) Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to our employees and directors, which may include restricted stock, stock options and stock appreciation rights (“SARs”). We measure stock-based compensation cost at the date of grant, based on the estimated fair value of the award. We recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the related vesting period. Refer to Note H, “Stock-Based Compensation,” for further information.

Investment (Income) Expense, Net

15) Investment (Income) Expense, Net

Investment (income) expense, net, consists of the following components:

Year Ended May 31,	2012	2011	2010
(In thousands)
Interest (income)	$(5,031)	$(5,058)	$(4,035)
Loss (gain) on sale of marketable securities	862	(9,675)	(2,160)
Other-than-temporary impairment on securities	1,604	693	260
Dividend (income)	(1,621)	(1,642)	(1,641)

Investment (income) expense, net	$(4,186)	$(15,682)	$(7,576)

Other (Income), Net

16) Other (Income), Net

Other (income), net, consists of the following components:

Year Ended May 31,	2012	2011	2010
(In thousands)
Royalty (income), net	$(1,520)	$(1,249)	$(2,829)
Equity in (income) of unconsolidated affiliates	(8,079)	(1,148)	5

Other (income), net	$(9,599)	$(2,397)	$(2,824)

Equity in Income of Unconsolidated Affiliates

Beginning with our fiscal year ended May 31, 2007, we began purchasing shares of Kemrock Industries and Exports Limited (“Kemrock”) common stock. Kemrock is one of India’s leading manufacturers of high performance reinforced polymer composites, and is also part of a strategic alliance with certain of our subsidiaries for licensed manufacturing and supply of molded and pultruded gratings. By May 31, 2011, we had acquired a total of approximately 3.2 million shares of Kemrock common stock, for an accumulated cost approximating $24.2 million, which represented approximately 18% of Kemrock’s outstanding shares at that time. Our investment in Kemrock common stock had been classified in other long-term assets on our balance sheet and included with available-for-sale securities, which are carried at fair value based on quoted market prices.

In September 2011, we purchased approximately 870,000 additional shares of Kemrock common stock, which increased our ownership to 23% of Kemrock’s outstanding shares. In December 2011, we entered into GDR Purchase Agreement with Kemrock, whereby we purchased from Kemrock 693,072 GDRs of Kemrock for an aggregate purchase price of approximately $7.2 million. We account for our investment in the Kemrock GDRs as common stock equivalents within our total investment in Kemrock.

Due to the presumption under GAAP that an entity with an ownership percentage greater than 20% has significant influence, and no other factors would refute that presumption, we changed our accounting for this investment to the equity method. Due to timing differences in our fiscal reporting periods, we record our share of Kemrock’s financial activity on a two-month lag.

In accordance with the equity method of accounting, increases in ownership which result in a change to the equity method of accounting generally require retroactive recognition of an investor’s share of earnings and losses in prior periods. We evaluated the impact of retroactively reflecting our investment in Kemrock and determined that due to the relative insignificance of our share of earnings and losses for Kemrock in prior periods, both quantitatively and qualitatively, the impact of the adjustments was not material to our financial statements for any previously reported fiscal period, nor is the cumulative effect material to the current fiscal year. Therefore, we recorded a total of $5.2 million of net earnings during our fiscal quarter ending November 30, 2011, of which approximately $4.6 million related to prior periods. For the year ended May 31, 2012, we recorded a total of $6.1 million of net earnings related to our share of Kemrock’s earnings. These amounts are reflected in other (income), net in our income statement.

Further adjustments will be made to our investment over time in order to recognize our share of Kemrock’s earnings as they occur, rather than as dividends or other distributions are received. Any changes in our proportionate share of the underlying equity of Kemrock, which could result from their issuance of additional equity securities, are recognized as increases or decreases in shareholders’ equity, net of any related tax effects.

Our investment in Kemrock is reported in our Consolidated Balance Sheet at its adjusted carrying value and classified as a long-term asset. Our investment in Kemrock had a carrying value of $42.2 million at May 31, 2012 and a fair market value of $35.8 million at May 31, 2011.

Income Taxes

17) Income Taxes

The provision for income taxes is calculated using the liability method. Under the liability method, deferred income taxes are recognized for the tax effect of temporary differences between the financial statement carrying amount of assets and liabilities and the amounts used for income tax purposes and for certain changes in valuation allowances. Valuation allowances are recorded to reduce certain deferred tax assets when, in our estimation, it is more likely than not that a tax benefit will not be realized.

We have not provided for U.S. income and foreign withholding taxes on approximately $876.8 million of foreign subsidiaries’ undistributed earnings as of May 31, 2012, because such earnings have been retained and reinvested by the subsidiaries. Accordingly, no provision has been made for U.S. or foreign withholding taxes, which may become payable if undistributed earnings of foreign subsidiaries were paid to us as dividends. The additional income taxes and applicable withholding taxes that would result had such earnings actually been repatriated are not practically determinable.

Earnings Per Share of Common Stock

18) Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings. Our unvested share-based payment awards that contain rights to receive non-forfeitable dividends are considered participating securities. Basic EPS of common stock is computed by dividing net income by the weighted-average number of shares of common stock outstanding for the period. Diluted EPS of common stock is computed on the basis of the weighted-average number of share of common stock plus the effect of dilutive potential shares of common stock outstanding during the period using the treasury stock method. Dilutive potential shares of common stock include outstanding stock options, stock awards and convertible notes. See Note J, “Earnings Per Share of Common Stock,” for additional information.

Other Recent Accounting Pronouncements

19) Other Recent Accounting Pronouncements

In September 2011, the FASB issued amended guidance that simplified how entities test goodwill for impairment. After an assessment of certain qualitative factors, if it is determined to be more likely than not that the fair value of a reporting unit is less than its carrying amount, entities must perform the quantitative analysis of the goodwill impairment test. Otherwise, the quantitative test(s) become optional. The guidance was effective for fiscal years beginning after December 15, 2011 with early adoption permitted. We elected to adopt this guidance for the 2012 goodwill impairment test performed in the fourth quarter. There was no impact on our consolidated financial results.

In June 2011, the FASB issued amended disclosure requirements for the presentation of other comprehensive income (OCI) and accumulated other comprehensive income (AOCI). OCI is comprised of costs, expenses, gains and losses that are included in comprehensive income but excluded from net income, and AOCI comprises the aggregated balances of OCI in equity. The amended guidance eliminated the option to present period changes (OCI) as part of the Statement of Changes in Equity. Under the amended guidance, all period changes (OCI) are to be presented either in a single continuous statement of comprehensive income, or in two separate but consecutive financial statements. Only summary totals are to be included in the AOCI section of the Statement of Changes in Equity. In December 2011, the FASB deferred the requirement to present reclassifications from AOCI on the face of the Consolidated Statement of Income. The changes are effective June 1, 2012 with early adoption permitted. We will adopt these provisions as of June 1, 2012, and we do not anticipate any impact on our consolidated financial results as the amendments relate only to changes in financial statement presentation.

Subsequent Event

20) Subsequent Event

On June 29, 2012, we terminated our Revolving Credit Facility and entered into an unsecured syndicated revolving credit facility (the “New Credit Facility”) with a group of banks. The New Credit Facility expires on June 29, 2017 and provides for a five-year $600.0 million revolving credit facility, which includes sublimits for the issuance of swingline loans, which are comparatively short-term loans used for working capital purposes, and letters of credit. The aggregate maximum principal amount of the commitments under the New Credit Facility may be expanded upon our request, subject to certain conditions, to $800.0 million. The New Credit Facility is available to refinance existing indebtedness, to finance working capital and capital expenditure needs, and for general corporate purposes.

The New Credit Facility contains customary covenants, including but not limited to, limitations on our ability, and in certain instances, our subsidiaries’ ability, to incur liens, make certain investments, or sell or transfer assets. Additionally, we may not permit (i) our consolidated leverage ratio to exceed 60% of the sum of our consolidated indebtedness and consolidated stockholders’ equity or (ii) our consolidated interest coverage ratio to be less than 3.5 to 1.0.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
May 31, 2012
Asset Acquired and Liabilities Assumed on Acquisition

These acquisitions have been aggregated by year of purchase in the following table:

	Fiscal 2012 Acquisitions			Fiscal 2011 Acquisitions
(In thousands)	Weighted-Average Intangible Asset Amortization Life (In Years)	Total		Weighted-Average Intangible Asset Amortization Life (In Years)	Total
Current assets		$84,693			$15,221
Property, plant and equipment		30,096			3,016
Goodwill	N/A	55,177		N/A	16,265
Tradenames — indefinite lives	N/A	26,986		N/A	—
Other intangible assets	14	43,062		11	13,493
Other long-term assets		3,066			2

Total Assets Acquired		$243,080			$47,997

Liabilities assumed		(64,743)			(9,776)

Net Assets Acquired		$178,337	(1)		$38,221	(2)

(1)	Figure includes cash acquired of $12.3 million.

(2)	Figure includes cash acquired of $0.8 million.

Property, Plant and Equipment

May 31,	2012	2011
(In thousands)
Land	$36,767	$35,481
Buildings and leasehold improvements	291,026	277,268
Machinery and equipment	723,172	685,496

Total property, plant and equipment, at cost	1,050,965	998,245
Less: allowance for depreciation and amortization	632,133	608,218

Property, plant and equipment, net	$418,832	$390,027

Useful Lives

Depreciation is computed primarily using the straight-line method over the following ranges of useful lives:

Land improvements	3 to 30 years
Buildings and improvements	3 to 50 years
Machinery and equipment	1 to 30 years

Major Classes of Inventories

Inventories were composed of the following major classes:

May 31,	2012	2011
(In thousands)
Raw material and supplies	$160,869	$142,133
Finished goods	329,109	320,987

Total Inventory	$489,978	$463,120

Investment (Income) Expenses, Net

Investment (income) expense, net, consists of the following components:

Year Ended May 31,	2012	2011	2010
(In thousands)
Interest (income)	$(5,031)	$(5,058)	$(4,035)
Loss (gain) on sale of marketable securities	862	(9,675)	(2,160)
Other-than-temporary impairment on securities	1,604	693	260
Dividend (income)	(1,621)	(1,642)	(1,641)

Investment (income) expense, net	$(4,186)	$(15,682)	$(7,576)

Other (Income), Net

Other (income), net, consists of the following components:

Year Ended May 31,	2012	2011	2010
(In thousands)
Royalty (income), net	$(1,520)	$(1,249)	$(2,829)
Equity in (income) of unconsolidated affiliates	(8,079)	(1,148)	5

Other (income), net	$(9,599)	$(2,397)	$(2,824)

GOODWILL AND OTHER INTANGIBLE ASSETS (Tables)	12 Months Ended
May 31, 2012
Changes in Carrying Amount of Goodwill, by Reportable Segment

The changes in the carrying amount of goodwill, by reportable segment, for the years ended May 31, 2012 and 2011, are as follows:

(In thousands)	Industrial Segment	Consumer Segment	Total
Balance as of June 1, 2010	$392,850	$375,394	$768,244
Acquisitions	16,265		16,265
Purchase accounting adjustments(1)	1,586		1,586
Translation adjustments	35,055	10,339	45,394

Balance as of May 31, 2011	445,756	385,733	831,489
Acquisitions	50,233	4,944	55,177
Translation adjustments	(30,098)	(7,222)	(37,320)

Balance as of May 31, 2012	$465,891	$383,455	$849,346

(1)	Relates primarily to other accruals and finalization of certain property, plant and equipment and intangibles valuations; and current year adjustments to purchase price contingencies.

Other Intangible Assets Major Classes

Other intangible assets consist of the following major classes:

(In thousands)	Amortization Period (In Years)	Gross Carrying Amount	Accumulated Amortization	Net Other Intangible Assets
As of May 31, 2012
Amortized intangible assets
Formulae	3 to 33	$174,190	$103,414	$70,776
Customer-related intangibles	3 to 33	139,824	52,616	87,208
Trademarks/names	4 to 40	26,050	11,192	14,858
Other	1 to 40	49,373	25,526	23,847

Total Amortized Intangibles		389,437	192,748	196,689
Indefinite-lived intangible assets
Trademarks/names		148,931		148,931

Total Other Intangible Assets		$538,368	$192,748	$345,620

As of May 31, 2011
Amortized intangible assets
Formulae	3 to 33	$172,536	$97,185	$75,351
Customer-related intangibles	3 to 33	115,810	45,696	70,114
Trademarks/names	4 to 40	27,961	10,591	17,370
Other	1 to 40	44,910	23,784	21,126

Total Amortized Intangibles		361,217	177,256	183,961
Indefinite-lived intangible assets
Trademarks/names		128,906		128,906

Total Other Intangible Assets		$490,123	$177,256	$312,867

MARKETABLE SECURITIES (Tables)	12 Months Ended
May 31, 2012
Summary of Marketable Securities by Asset Type

The following tables summarize marketable securities held at May 31, 2012 and 2011 by asset type:

	Available-For-Sale Securities
(In thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value (Net Carrying Amount)
May 31, 2012
Equity securities:
Stocks — foreign	$1,016	$79	$—	$1,095
Stocks — domestic	24,380	2,776	(1,046)	26,110
Mutual funds — foreign	17,489	521	(936)	17,074
Mutual funds — domestic	39,246	1,114	(1,077)	39,283

Total equity securities	82,131	4,490	(3,059)	83,562
Fixed maturity:
U.S. treasury and other government	19,347	530	(12)	19,865
Kemrock convertible bonds	22,701	—	—	22,701
Corporate bonds	2,305	349	(5)	2,649
Foreign bonds	38	1	—	39
Mortgage-backed securities	241	105	(2)	344

Total fixed maturity securities	44,632	985	(19)	45,598

Total	$126,763	$5,475	$(3,078)	$129,160

	Available-For-Sale Securities
(In thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value (Net Carrying Amount)
May 31, 2011
Equity securities:
Stocks — foreign	$25,387	$12,162	$—	$37,549
Stocks — domestic	28,044	4,222	(417)	31,849
Mutual funds — foreign	14,680	3,733	—	18,413
Mutual funds — domestic	30,565	2,246	(1,020)	31,791

Total equity securities	98,676	22,363	(1,437)	119,602
Fixed maturity:
U.S. treasury and other government	25,916	643	(79)	26,480
Corporate bonds	2,729	301	(1)	3,029
Mortgage-backed securities	432	101	(1)	532

Total fixed maturity securities	29,077	1,045	(81)	30,041

Total	$127,753	$23,408	$(1,518)	$149,643

Summary of Securities in Unrealized Loss Position and Included in Accumulated Other Comprehensive Income, Aggregated by Length of Time Investments

Summarized below are the securities we held at May 31, 2012 and 2011 that were in an unrealized loss position and that were included in accumulated other comprehensive income, aggregated by the length of time the investments had been in that position:

	May 31, 2012		May 31, 2011
(In thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Total investments with unrealized losses	$43,772	$(3,078)	$21,612	$(1,518)
Unrealized losses with a loss position for less than 12 months	42,114	(2,596)	19,721	(1,301)
Unrealized losses with a loss position for more than 12 months	1,658	(482)	1,891	(217)

Net Carrying Values of Debt Securities by Contractual Maturity

The net carrying values of debt securities at May 31, 2012, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because the issuers of the securities may have the right to prepay obligations without prepayment penalties.

(In thousands)	Amortized Cost	Fair Value
Due:
Less than one year	$25,098	$25,104
One year through five years	11,787	12,070
Six years through ten years	5,378	5,628
After ten years	2,369	2,796

	$44,632	$45,598

FAIR VALUE MEASUREMENTS (Tables)	12 Months Ended
May 31, 2012
Assets and Liabilities Measured at Fair Value on Recurring Basis and Categorized using Fair Value Hierarchy

The following table presents our assets and liabilities that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy.

(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2012
U.S. Treasury and other government	$—	$19,865	$—	$19,865
Foreign bonds		39		39
Mortgage-backed securities		344		344
Corporate bonds		2,649		2,649
Stocks — foreign	1,095			1,095
Stocks — domestic	26,110			26,110
Mutual funds — foreign		17,074		17,074
Mutual funds — domestic		39,283		39,283
Foreign currency forward contract		(1,356)		(1,356)
Cross-currency swap		(2,159)		(2,159)
Investment in Kemrock convertible debt		22,701		22,701

Total	$27,205	$98,440	$—	$125,645

(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2011
U.S. Treasury and other government	$—	$26,480	$—	$26,480
Mortgage-backed securities		532		532
Corporate bonds		3,029		3,029
Stocks — foreign	37,549			37,549
Stocks — domestic	31,849			31,849
Mutual funds — foreign		18,413		18,413
Mutual funds — domestic		31,791		31,791
Foreign currency forward contract		6,157		6,157
Cross-currency swap		(20,519)		(20,519)

Total	$69,398	$65,883	$—	$135,281

Fair Value and Carrying Value of Financial Instruments and Long-Term Debt

Based on the analysis performed, the fair value and the carrying value of our financial instruments and long-term debt as of May 31, 2012 and May 31, 2011 are as follows:

	At May 31, 2012
(In thousands)	Carrying Value	Fair Value
Cash and cash equivalents	$315,968	$315,968
Marketable equity securities	83,562	83,562
Marketable debt securities	45,598	45,598
Long-term debt, including current portion	1,115,536	1,232,180

	At May 31, 2011
(In thousands)	Carrying Value	Fair Value
Cash and cash equivalents	$435,011	$435,011
Marketable equity securities	119,602	119,602
Marketable debt securities	30,041	30,041
Long-term debt, including current portion	1,108,853	1,203,016

BORROWINGS (Tables)	12 Months Ended
May 31, 2012
Description of Long-Term Debt

A description of long-term debt follows:

May 31,	2012	2011
(In thousands)
Unsecured 6.25% senior notes due December 15, 2013	$200,000	$200,000
Unsecured 6.50% senior notes due February 14, 2018(1)	247,890	247,522
Unsecured 6.125% senior note due October 15, 2019(2)	460,688	461,859
Unsecured 6.70% senior notes due November 1, 2015(3)	150,000	150,000
Revolving credit agreement for $400,000 with a syndicate of banks, through January 5, 2015(4)	48,797	40,943
Other obligations, including capital leases and unsecured notes payable at various rates of interest due in installments through 2017.	8,161	8,529

	1,115,536	1,108,853
Less: current portion	2,584	2,549

Total Long-Term Debt, Less Current Maturities	$1,112,952	$1,106,304

(1)	The $250.0 million aggregate principal amount of the notes due 2018 is adjusted for the amortization of the original issue discount, which approximated $2.1 million and $2.5 million at May 31, 2012 and 2011, respectively. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, is 6.704% for both years presented.

(2)	Includes the combination of the October 2009 initial issuance of $300.0 million aggregate principal amount and the May 2011 issuance of an additional $150.0 million aggregate principal amount of these notes. The $300.0 million aggregate principal amount of the notes due 2019 from the initial issuance is adjusted for the amortization of the original issue discount, which approximated $0.2 million and $0.3 million at May 31, 2012 and 2011, respectively. The original issue discount effectively reduced the ultimate proceeds from the October 2009 financing. The effective interest rate on the notes issued in October 2009, including the amortization of the discount, is 6.139%. The additional $150.0 million aggregate principal amount of the notes due 2019 issued in May 2011 is adjusted for the unamortized premium received at issuance, which approximated $11.0 million and $12.1 million at May 31, 2012 and 2011, respectively. The premium effectively increased the proceeds from the financing. The effective interest rate on the $150.0 million notes issued in May 2011 is 4.934%.

(3)	We entered into a cross-currency swap, which fixed the interest and principal payments in euros, resulting in an effective fixed-rate borrowing of 5.31%.

(4)	Interest was tied to euro LIBOR and AUD LIBOR at May 31, 2012, and averaged 1.99% and 5.65%, respectively, for euro denominated debt and AUD denominated debt. Interest was tied to euro LIBOR and prime rate at May 31, 2011, and averaged 2.80% and 3.90%, respectively, for euro denominated debt.

INCOME TAXES (Tables)	12 Months Ended
May 31, 2012
Income (Loss) before Income Taxes

Income (loss) before income taxes as shown in the Consolidated Statements of Income is summarized below for the periods indicated. Certain foreign operations are branches of RPM International Inc.’s subsidiaries and are therefore subject to income taxes in both the United States and the respective foreign jurisdictions. Accordingly, the provision (benefit) for income taxes by jurisdiction and the income (loss) before income taxes by jurisdiction may not be directly related.

Year Ended May 31,	2012	2011	2010
(In thousands)
United States	$187,687	$217,427	$198,103
Foreign	140,602	77,626	70,351

Income Before Income Taxes	$328,289	$295,053	$268,454

Provision (Benefit) for Income Tax

Provision (benefit) for income taxes consists of the following for the periods indicated:

Year Ended May 31,	2012	2011	2010
(In thousands)
Current:
U.S. Federal	$45,547	$37,871	$8,407
State and local	6,836	4,764	4,854
Foreign	49,231	41,542	41,581

Total Current	101,614	84,177	54,842

Deferred:
U.S. Federal	(787)	8,186	37,651
State and local	(572)	2,200	1,235
Foreign	(5,729)	(2,678)	(6,401)

Total Deferred	(7,088)	7,708	32,485

Provision for Income Taxes	$94,526	$91,885	$87,327

Significant Components of Deferred Income Tax Assets and Liabilities

The significant components of deferred income tax assets and liabilities as of May 31, 2012 and 2011 were as follows:

	2012	2011
(In thousands)
Deferred income tax assets related to:
Inventories	$8,719	$8,726
Allowance for losses	8,935	9,713
Accrued compensation and benefits	113,934	70,744
Accrued other expenses	6,525	5,397
Other long-term liabilities	24,931	19,345
Net operating loss and credit carryforwards	76,740	71,397

Total Deferred Income Tax Assets	239,784	185,322
Less: valuation allowances	(75,167)	(70,408)

Net Deferred Income Tax Assets	164,617	114,914

Deferred income tax (liabilities) related to:
Depreciation	(46,045)	(46,807)
Pension and other postretirement benefits	(15,824)	(18,120)
Amortization of intangibles	(109,206)	(94,265)

Total Deferred Income Tax (Liabilities)	(171,075)	(159,192)

Deferred Income Tax Assets (Liabilities), Net	$(6,458)	$(44,278)

Reconciliation of Income Tax Expense (Benefit) Computed by Applying U.S. Statutory Federal Income Tax Rate against Income (Loss) before Income Taxes to Provision (Benefit) for Income Taxes

The following table reconciles income tax expense (benefit) computed by applying the U.S. statutory federal income tax rate against income (loss) before income taxes to the provision (benefit) for income taxes:

Year Ended May 31,	2012	2011	2010
(In thousands)
Income tax expense (benefit) at the U.S. statutory federal income tax rate	$114,901	$103,141	$93,959
Impact of foreign operations	(32,192)	(39,932)	(32,529)
State and local income taxes net of federal income tax benefit	4,073	4,527	3,958
Tax benefits from the domestic manufacturing deduction	(3,744)	(2,750)	(756)
Nondeductible business expense	1,304	1,404	1,560
Valuation allowance	9,353	24,994	18,107
Other	831	501	3,028

Provision (Benefit) for Income Tax Expense	$94,526	$91,885	$87,327

Effective Income Tax Rate	28.8%	31.1%	32.5%

Activity Related to Unrecognized Tax Benefits

Uncertain income tax positions are accounted for in accordance with ASC 740. The following table summarizes the activity related to unrecognized tax benefits:

(In millions)	2012	2011	2010
Balance at June 1	$6.4	$2.7	$2.8
Additions based on tax positions related to current year	—	0.3	0.3
Additions for tax positions of prior years	0.5	3.9	1.2
Reductions for tax positions of prior years	(0.4)	(0.5)	(0.2)
Settlements	(3.2)	—	(1.4)

Balance at May 31	$3.3	$6.4	$2.7

STOCK-BASED COMPENSATION (Tables)	12 Months Ended
May 31, 2012
Stock-Based Compensation Expense Included in Consolidated Statements of Income

The following table represents total stock-based compensation expense included in our Consolidated Statements of Income:

Year Ended May 31,	2012	2011	2010
(In thousands)
Selling, general and administrative expense	$13,904	$12,282	$10,030
Income tax expense (benefit)	(4,921)	(4,337)	(3,538)

Total stock-based compensation cost	$8,983	$7,945	$6,492

Summary of Weighted-Average Assumptions Related to Grants

The following is a summary of our weighted-average assumptions related to grants made during the last three fiscal years:

Year Ended May 31,	2012		2011		2010
Risk-free interest rate	2.5%		2.1%		3.2%
Expected life of option	7.5	yrs	7.5	yrs	7.5	yrs
Expected dividend yield	3.8%		4.1%		4.3%
Expected volatility rate	29.5%		29.6%		30.4%

Summary of Option and Share-Based Payment Activity

The following table summarizes option and share-based payment activity (including SARs) under these plans during the fiscal year ended May 31, 2012:

	2012
Share-Based Payments	Weighted Average Exercise Price	Number of Shares Under Option
(Shares in thousands)
Balance at June 1	$17.94	4,028
Options granted	22.12	545
Options canceled/expired	14.08	(1)
Options exercised	15.03	(800)

Balance at May 31		3,772

Exercisable at May 31	$18.53	2,382

Stock Option Plans	2012	2011	2010
(In millions, except per share amounts)
Weighted-average grant-date fair value per share	$4.69	$3.97	$4.09
Intrinsic value of options exercised	$7.0	$7.7	$6.8
Tax benefit from options exercised	$1.4	$1.2	$2.4
Fair value of SARS vested	$2.0	$2.2	$1.9

Share-based performance-earned restricted stock ("PERS")
Summary of Share-Based Performance Earned Restricted Stock Activity and Restricted Stock Units

The following table summarizes the share-based performance-earned restricted stock (“PERS”) activity during the fiscal year ended May 31, 2012:

	Weighted-Average Grant-Date Fair Value	2012
(Shares in thousands)
Balance at June 1	$17.29	1,035
Shares granted	21.49	468
Shares forfeited	20.14	(14)
Shares vested	14.49	(419)

Balance at May 31	$20.18	1,070

Nonvested Shares
Summary of Share-Based Performance Earned Restricted Stock Activity and Restricted Stock Units

The following table summarizes the activity for all nonvested restricted shares during the year ended May 31, 2012:

Nonvested Restricted Shares

(Shares in thousands)	Weighted-Average Grant-Date Fair Value	Number of Shares
Balance at June 1	$18.04	2,520
Granted	21.62	727
Vested	14.76	(475)
Forfeited	20.14	(14)

Balance at May 31	$19.53	2,758

Restricted Stock Plans, 2003 Plan
Summary of Share-Based Performance Earned Restricted Stock Activity and Restricted Stock Units

The following table summarizes the share-based activity under the 2003 Plan during fiscal 2012:

	Weighted-Average Grant-Date Fair Value	2012
(Shares in thousands)
Balance at June 1	$18.12	114
Shares granted to Directors	20.60	48
Shares vested	15.44	(47)

Balance at May 31	$20.23	115

Restricted Stock Plans, 2007 Plan
Summary of Share-Based Performance Earned Restricted Stock Activity and Restricted Stock Units

The following table sets forth awards and restricted stock units issued under the 2007 Plan for the years ended May 31, 2012:

	Weighted-Average Grant-Date Fair Value	2012
(Shares in thousands)
Balance at June 1	$16.49	691
Shares granted	22.16	96
Shares vested	23.25	(9)

Balance at May 31	$17.12	778

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) (Tables)	12 Months Ended
May 31, 2012
Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) consists of the following components:

(In thousands)	Foreign Currency Translation Adjustments	Pension And Other Postretirement Benefit Liability Adjustments, Net of Tax	Unrealized Gain (Loss) On Derivatives, Net of Tax	Unrealized Gain (Loss) On Securities, Net of Tax	Total
Balance at June 1, 2009	$27,398	$(63,202)	$3,514	$733	$(31,557)
Reclassification adjustments for gains included in net income, net of tax of $783				(1,399)	(1,399)
Other comprehensive income (loss)	(44,082)	(69,791)	(3,239)	17,574	(99,538)
Deferred taxes		22,442	1,072	(6,031)	17,483
Adjustment due to deconsolidation of SPHC	222	7,286	(288)		7,220

Balance at May 31, 2010	(16,462)	(103,265)	1,059	10,877	(107,791)
Reclassification adjustments for gains included in net income, net of tax of $2,791				(5,676)	(5,676)
Other comprehensive income	97,808	10,163	6,131	13,554	127,656
Deferred taxes		(3,603)	(1,923)	(2,590)	(8,116)

Balance at May 31, 2011	81,346	(96,705)	5,267	16,165	6,073
Reclassification adjustments for gains included in net income, net of tax benefit of $844				1,043	1,043
Other comprehensive income	(89,863)	(119,189)	(5,512)	(21,010)	(235,574)
Deferred taxes		41,720	1,445	7,400	50,565

Balance at May 31, 2012	$(8,517)	$(174,174)	$1,200	$3,598	$(177,893)

EARNINGS PER SHARE (Tables)	12 Months Ended
May 31, 2012
Reconciliation of Numerator and Denominator of Basic and Diluted Earnings Per Share Calculated using Two-Class Method

The following table sets forth the reconciliation of the numerator and denominator of basic and diluted earnings per share, as calculated using the two-class method, for the year ended May 31, 2012, 2011 and 2010:

Year Ended May 31,	2012	2011	2010
(In thousands, except per share amounts)
Numerator for earnings per share:
Net income attributable to RPM International Inc. stockholders	$215,936	$189,058	$180,037
Less: Allocation of earnings and dividends to participating securities	(4,024)	(3,067)	(2,180)

Net income available to common shareholders — basic	211,912	185,991	177,857
Add: Undistributed earnings reallocated to unvested shareholders	9	7	6

Net income available to common shareholders — diluted	$211,921	$185,998	$177,863

Denominator for basic and diluted earnings per share:
Basic weighted average common shares	128,130	127,403	127,047
Average diluted options	587	663	684

Total shares for diluted earnings per share	128,717	128,066	127,731

Earnings Per Share of Common Stock Attributable to RPM International Inc. Stockholders:
Basic Earnings Per Share of Common Stock	$1.65	$1.46	$1.40

Diluted Earnings Per Share of Common Stock	$1.65	$1.45	$1.39

LEASES (Tables)	12 Months Ended
May 31, 2012
Future Minimum Lease Commitments under Non-Cancelable Lease Agreements

The following table illustrates our future minimum lease commitments under all non-cancelable lease agreements, for each of the next five years and in the aggregate, as of May 31, 2012:

May 31,
(In thousands)
2013	$38,034
2014	29,107
2015	21,784
2016	16,491
2017	12,718
Thereafter	35,960

Total Minimum Lease Commitments	$154,094

PENSION PLANS (Tables) (Pension Plans, Defined Benefit)	12 Months Ended
May 31, 2012
Pension Plans, Defined Benefit
Components of Net Periodic Pension and Postretirement Costs

Net periodic pension cost consisted of the following for the year ended May 31:

	U.S. Plans			Non-U.S. Plans
(In thousands)	2012	2011	2010	2012	2011	2010
Service cost	$19,906	$16,957	$14,020	$3,731	$3,535	$1,971
Interest cost	15,307	13,738	13,499	8,076	7,622	7,352
Expected return on plan assets	(17,416)	(12,558)	(9,795)	(7,867)	(7,057)	(6,068)
Amortization of:
Prior service cost	352	358	351	10	12	9
Net actuarial losses recognized	8,510	7,919	6,554	2,169	2,472	963
Curtailment/settlement (gains) losses	—	83	—	—	(26)	(76)

Net Pension Cost	$26,659	$26,497	$24,629	$6,119	$6,558	$4,151

Changes in Benefit Obligations and Plan Assets

The changes in benefit obligations and plan assets, as well as the funded status of our pension plans at May 31, 2012 and 2011, were as follows:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Benefit obligation at beginning of year	$288,532	$258,755	$161,632	$137,821
Service cost	19,906	16,957	3,731	3,535
Interest cost	15,307	13,738	8,076	7,622
Benefits paid	(13,467)	(15,915)	(6,337)	(5,844)
Participant contributions			1,035	1,007
Acquisitions			880	60
Plan amendments		68		(9)
Actuarial losses	74,735	15,110	20,563	1,835
Settlements/Curtailments		(181)		(2,409)
Premiums paid			(161)	(146)
Currency exchange rate changes			(14,081)	18,160

Benefit Obligation at End of Year	$385,013	$288,532	$175,338	$161,632

Fair value of plan assets at beginning of year	$212,215	$147,370	$141,639	$112,435
Actual return on plan assets	(14,309)	30,536	3,987	11,655
Employer contributions	13,769	50,405	8,363	9,770
Participant contributions			1,035	1,007
Benefits paid	(13,467)	(15,915)	(6,337)	(5,844)
Premiums paid			(161)	(146)
Settlements/Curtailments		(181)		(2,409)
Currency exchange rate changes			(11,208)	15,171

Fair Value of Plan Assets at End of Year	$198,208	$212,215	$137,318	$141,639

(Deficit) of plan assets versus benefit obligations at end of year	$(186,805)	$(76,317)	$(38,020)	$(19,993)
Net Amount Recognized	$(186,805)	$(76,317)	$(38,020)	$(19,993)

Accumulated Benefit Obligation	$324,247	$248,952	$156,663	$143,413

Amounts Recognized in Consolidated Balance Sheet

Amounts recognized in the Consolidated Balance Sheets for the years ended May 31, 2012 and 2011 are as follows:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Noncurrent assets	$—	$—	$42	$—
Current liabilities	(43)	(43)	(492)	(483)
Noncurrent liabilities	(186,762)	(76,274)	(37,570)	(19,510)

Net Amount Recognized	$(186,805)	$(76,317)	$(38,020)	$(19,993)

Relationship between Plans Benefit Obligations and Assets

The following table summarizes the relationship between our plans’ benefit obligations and assets:

	U.S. Plans
	2012		2011
(In thousands)	Benefit Obligation	Plan Assets	Benefit Obligation	Plan Assets
Plans with projected benefit obligation in excess of plan assets	$385,013	$198,208	$288,532	$212,215
Plans with accumulated benefit obligation in excess of plan assets	324,247	198,208	248,952	212,215

	Non-U.S. Plans
	2012		2011
(In thousands)	Benefit Obligation	Plan Assets	Benefit Obligation	Plan Assets
Plans with projected benefit obligation in excess of plan assets	$174,358	$136,296	$161,632	$141,639
Plans with accumulated benefit obligation in excess of plan assets	83,465	62,902	78,269	68,632
Plans with assets in excess of projected benefit obligations	980	1,022
Plans with assets in excess of accumulated benefit obligations	73,198	74,416	65,144	73,007

Pretax Net Actuarial Loss, Prior Service (Costs) and Transition Assets/(Obligations) Recognized in Accumulated Other Comprehensive Income (Loss) not Affecting Retained Earnings

The following table presents the pretax net actuarial loss, prior service (costs) and transition assets/(obligations) recognized in accumulated other comprehensive income (loss) not affecting retained earnings:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Net actuarial loss(1)	$(205,086)	$(107,137)	$(62,750)	$(44,313)
Prior service (costs)	(1,679)	(2,031)	(93)	(120)

Total recognized in accumulated other comprehensive income not affecting retained earnings	$(206,765)	$(109,168)	$(62,843)	$(44,433)

(1)	Increases in net actuarial losses arising during 2012 were primarily attributable to a lower discount rate during 2012 versus 2011 and a lower actual return on plan assets compared with the expected return on plan assets for 2012.

Changes Recognized in Other Comprehensive Income

The following table includes the changes recognized in other comprehensive income:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Changes in plan assets and benefit obligations recognized in other comprehensive income:
Prior service cost	$—	$68	$—	$(9)
Net loss (gain) arising during the year	106,459	(2,868)	24,441	(2,763)
Effect of exchange rates on amounts included in AOCI			(3,852)	4,459
Amounts recognized as a component of net periodic benefit cost:
Amortization or curtailment recognition of prior service credit (cost)	(352)	(358)	(10)	(12)
Amortization or settlement recognition of net gain (loss)	(8,510)	(8,002)	(2,169)	(2,446)

Total recognized in other comprehensive loss (income)	$97,597	$(11,160)	$18,410	$(771)

Amounts in Accumulated Other Comprehensive Income (Loss) that have not yet been Recognized in Net Periodic Pension Cost, but will be Recognized in Consolidated Statements of Income

The following table presents the amounts in accumulated other comprehensive income (loss) as of May 31, 2012 that have not yet been recognized in net periodic pension cost, but will be recognized in our Consolidated Statements of Income during the fiscal year ending May 31, 2013:

(In thousands)	U.S. Plans	Non-U.S. Plans
Net actuarial loss	$(15,930)	$(2,769)
Prior service (costs)	$(348)	$(9)

Weighted-Average Assumptions used to Determine Benefit Obligations and Net Periodic and Postretirement Costs

The following weighted-average assumptions were used to determine our year-end benefit obligations and net periodic pension cost under the plans:

	U.S. Plans		Non-U.S. Plans
Year-End Benefit Obligations	2012	2011	2012	2011
Discount rate	4.25%	5.25%	4.19%	5.14%
Rate of compensation increase	3.15%	3.15%	3.76%	3.83%

	U.S. Plans			Non-U.S. Plans
Net Periodic Pension Cost	2012	2011	2010	2012	2011	2010
Discount rate	5.25%	5.75%	6.90%	5.14%	5.26%	6.96%
Expected return on plan assets	8.50%	8.75%	8.75%	5.63%	5.75%	5.94%
Rate of compensation increase	3.15%	3.28%	3.28%	3.83%	3.81%	3.76%

Weighted-Average Actual and Target Allocation of Plan Assets

The following tables illustrate the weighted-average actual and target allocation of plan assets:

	U.S. Plans
	Target Allocation as of May 31, 2012	Actual Asset Allocation
(Dollars in millions)		2012	2011
Equity securities	55%	$111.7	$107.8
Fixed income securities	25%	64.4	50.7
Cash		4.5	35.0
Other	20%	17.6	18.7

Total assets	100%	$198.2	$212.2

	Non-U.S. Plans
	Target Allocation as of May 31, 2012	Actual Asset Allocation
(Dollars in millions)		2012	2011
Equity securities	42%	$67.0	$66.8
Fixed income securities	51%	43.9	44.5
Cash	1%	0.4	0.4
Property and other	6%	26.0	30.0

Total assets	100%	$137.3	$141.7

Pension Plan Assets Categorized using Fair Value Hierarchy

The following tables present our pension plan assets as categorized using the fair value hierarchy at May 31, 2012 and 2011:

	U.S. Plans
(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2012
U.S. Treasury and other government	$—	$7,969	$—	$7,969
State and municipal bonds		490		490
Foreign bonds		2,279		2,279
Mortgage-backed securities		9,169		9,169
Corporate bonds		14,647		14,647
Stocks — large cap	36,196			36,196
Stocks — mid cap	19,659			19,659
Stocks — small cap	10,413			10,413
Stocks — international	6,961			6,961
Mutual funds — equity		38,475		38,475
Mutual funds — fixed		29,806		29,806
Cash and cash equivalents	4,549			4,549
Limited partnerships			1,833	1,833
Common/collective trusts			15,762	15,762

Total	$77,778	$102,835	$17,595	$198,208

	Non-U.S. Plans
(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2012
Pooled equities	$—	$66,212	$—	$66,212
Pooled fixed income		43,446		43,446
Foreign bonds		433		433
Insurance contracts			25,974	25,974
Mutual funds		843		843
Cash and cash equivalents	410			410

Total	$410	$110,934	$25,974	$137,318

	U.S. Plans
(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2011
U.S. Treasury and other government	$—	$2,691	$—	$2,691
State and municipal bonds		439		439
Foreign bonds		1,566		1,566
Mortgage-backed securities		6,531		6,531
Corporate bonds		12,653		12,653
Stocks — large cap	44,926			44,926
Stocks — mid cap	16,040			16,040
Stocks — small cap	4,754			4,754
Stocks — international	7,514			7,514
Mutual funds — equity		34,515		34,515
Mutual funds — fixed		26,873		26,873
Cash and cash equivalents	35,040			35,040
Limited partnerships			2,470	2,470
Common/collective trusts			16,203	16,203

Total	$108,274	$85,268	$18,673	$212,215

	Non-U.S. Plans
(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2011
Pooled equities	$—	$65,698	$—	$65,698
Pooled fixed income		44,012		44,012
Foreign bonds		402		402
Insurance contracts			30,043	30,043
Mutual funds		1,110		1,110
Cash and cash equivalents	374			374

Total	$374	$111,222	$30,043	$141,639

Activity that Occurred for Level Three Assets

The following table includes the activity that occurred during the years ended May 31, 2012 and 2011 for our Level 3 assets:

(In thousands)	Balance at Beginning of Period	Actual Return on Plan Assets For:		Purchases, Sales and Settlements, net(1)	Transfers In/Out of Level 3	Balance at End of Period
		Assets Still Held at Reporting Date	Assets Sold During Year
Year ended May 31, 2012	$48,716	231	(619)	(3,998)	(761)	$43,569
Year ended May 31, 2011	33,337	197	1,750	5,606	7,826	48,716

(1)	Includes the impact of exchange rate changes during the year.

POSTRETIREMENT BENEFITS (Tables) (POSTRETIREMENT BENEFITS)	12 Months Ended
May 31, 2012
POSTRETIREMENT BENEFITS
Components of Net Periodic Pension and Postretirement Costs

The following table illustrates the effect on operations of these plans for the three years ended May 31, 2012:

	U.S. Plans			Non-U.S. Plans
(In thousands)	2012	2011	2010	2012	2011	2010
Service cost — Benefits earned during the period	$—	$5	$3	$745	$736	$338
Interest cost on the accumulated obligation	416	439	569	968	925	664
Amortization of:
Prior service cost	(86)	(86)	(28)
Unrecognized losses	(58)	(191)	(137)	72	89	(139)

Net Periodic Postretirement Expense	$272	$167	$407	$1,785	$1,750	$863

Changes in Benefit Obligations

The changes in benefit obligations of the plans at May 31, 2012 and 2011 were as follows:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Accumulated postretirement benefit obligation at beginning of year	$9,103	$7,936	$17,557	$14,974
Service cost		5	745	709
Interest cost	416	439	968	891
Benefit payments	(665)	(633)	(369)	(317)
Medicare subsidy received	69	97
Actuarial (gains) losses	754	1,259	6,979	(33)
Currency exchange rate changes			(1,363)	1,333

Accumulated and accrued postretirement benefit obligation at end of year	$9,677	$9,103	$24,517	$17,557

Amounts Recognized in Consolidated Balance Sheet

Amounts recognized in the Consolidated Balance Sheets for the years ended May 31, 2012 and 2011 are as follows:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Current liabilities	$(714)	$(672)	$(428)	$(380)
Noncurrent liabilities	(8,963)	(8,431)	(24,089)	(17,177)

Net Amount Recognized	$(9,677)	$(9,103)	$(24,517)	$(17,557)

Pretax Net Actuarial Loss, Prior Service (Costs) and Transition Assets/(Obligations) Recognized in Accumulated Other Comprehensive Income (Loss) not Affecting Retained Earnings

The following table presents the pretax net actuarial gain (loss) and prior service credits recognized in accumulated other comprehensive income (loss) not affecting retained earnings:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Net actuarial gain (loss)	$(35)	$778	$(9,441)	$(2,943)
Prior service credits	603	689

Total recognized in accumulated other comprehensive income not affecting retained earnings	$568	$1,467	$(9,441)	$(2,943)

Changes Recognized in Other Comprehensive Income

The following table includes the changes recognized in other comprehensive income:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
Changes in plan assets and benefit obligations recognized in other comprehensive income:
Prior service cost	$—	$—	$—	$—
Net loss (gain) arising during the year	754	1,259	6,979	(33)
Effect of exchange rates on amounts included in AOCI			(409)	241
Amounts recognized as a component of net periodic benefit cost:
Amortization or curtailment recognition of prior service credit (cost)	86	86
Amortization or settlement recognition of net gain (loss)	58	191	(72)	(89)

Total recognized in other comprehensive loss (income)	$898	$1,536	$6,498	$119

Weighted-Average Assumptions used to Determine Benefit Obligations and Net Periodic and Postretirement Costs

The following weighted-average assumptions were used to determine our year-end benefit obligations and net periodic postretirement benefit costs under the plans:

	U.S. Plans		Non-U.S. Plans
Year-End Benefit Obligations	2012	2011	2012	2011
Discount rate	3.75%	4.75%	4.75%	5.75%
Current healthcare cost trend rate	7.70%	7.87%	6.92%	7.00%
Ultimate healthcare cost trend rate	4.50%	4.50%	4.20%	4.50%
Year ultimate healthcare cost trend rate will be realized	2029	2029	2030	2030

	U.S. Plans			Non-U.S. Plans
Net Periodic Postretirement Cost	2012	2011	2010	2012	2011	2010
Discount rate	4.75%	5.75%	6.90%	5.75%	5.75%	8.00%
Healthcare cost trend rate	7.87%	8.04%	8.60%	7.00%	7.40%	10.00%
Ultimate healthcare cost trend rate	4.50%	4.50%	4.50%	4.50%	4.50%	5.00%
Year ultimate healthcare cost trend rate will be realized	2029	2029	2029	2030	2030	2024

Increasing or Decreasing Current Healthcare Cost Trend Rates by One Percentage would affect Accumulated Postretirement Benefit Obligation and Net Postretirement Expense

Increasing or decreasing current healthcare cost trend rates by 1% would affect our accumulated postretirement benefit obligation and net postretirement expense by the following amounts for the years ended May 31, 2012 and 2011:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2012	2011	2012	2011
1% Increase in trend rate
Accumulated Benefit Obligation	$390	$442	$3,920	$3,938
Postretirement Cost	21	22	473	423

1% Decrease in trend rate
Accumulated Benefit Obligation	$(348)	$(394)	$(5,176)	$(3,039)
Postretirement Cost	(19)	(19)	(351)	(320)

REORGANIZATION PROCEEDINGS OF CERTAIN SUBSIDIARIES (Tables)	12 Months Ended
May 31, 2012
Movements in Bondex Asbestos Liability

The table below illustrates movements in the Bondex asbestos liability for fiscal 2010:

Asbestos Liability Movement

(Current and Long-Term)

(In thousands)	Balance at Beginning of Period	Additions to Asbestos Charge	Deductions(1)	Impact of Deconsolidation of SPHC(2)	Balance at End of Period
Year Ended May 31, 2010	$490,328		$92,621	$(397,707)	$—

(1)	Deductions include payments for defense-related costs and amounts paid to settle claims.

(2)	During the year ended May 31, 2010, SPHC and Bondex filed Chapter 11 reorganization proceedings in the U.S. Bankruptcy Court for the District of Delaware, and as a result, were deconsolidated from our results, as required. Refer to Note A(2) for further information.

Consolidated Statements of Income

Specialty Products Holding Corp.

Consolidated Statements of Income

(In thousands)
Year Ended May 31,	2010
Net Sales	$301,142
Net sales to RPM	18,431

Total net sales	319,573
Cost of sales	203,082

Gross profit	116,491
Selling, general & administrative expenses	100,080
Interest expense	22
Investment (income), net	(266)

Income before income taxes	16,655
Provision for income taxes	5,520

Net income	$11,135

CONTINGENCIES AND OTHER ACCRUED LOSSES (Tables)	12 Months Ended
May 31, 2012
Accrued Loss Reserves

Accrued loss reserves consist of the following:

May 31,	2012	2011
(In thousands)
Accrued product liability reserves	$37,508	$37,941
Accrued warranty reserves	13,564	15,347
Accrued environmental reserves	3,580	4,357

Total accrued loss reserves — Current	$54,652	$57,645

Accrued product liability reserves — noncurrent	$2,820	$2,905
Accrued warranty liability — noncurrent	1,187	1,849
Accrued environmental reserves — noncurrent	3,952	4,693

Total accrued loss reserves — Noncurrent	$7,959	$9,447

Changes in Accrued Warranty Balances

The following table includes the changes in our accrued warranty balances:

Year Ended May 31,	2012	2011	2010
(In thousands)
Beginning Balance	$17,196	$17,602	$18,993
Deductions(1)	(18,143)	(20,335)	(23,209)
Provision charged to SG&A expense	15,513	19,899	24,897
Acquisitions	185	30	46
Impact of deconsolidation of SPHC	—	—	(3,125)

Ending Balance	$14,751	$17,196	$17,602

(1)	Primarily claims paid during the year.

SEGMENT INFORMATION (Tables)	12 Months Ended
May 31, 2012
Reportable Segments Information

The following tables reflect the results of our reportable segments consistent with our management philosophy, and represent the information we utilize, in conjunction with various strategic, operational and other financial performance criteria, in evaluating the performance of our portfolio of businesses.

Year Ended May 31,	2012	2011	2010
(In thousands)
Net Sales
Industrial	$2,535,238	$2,259,809	$2,328,194
Consumer	1,242,178	1,122,032	1,084,522

Total	$3,777,416	$3,381,841	$3,412,716

Income (Loss) Before Income Taxes
Industrial
Income Before Income Taxes(a)	$278,676	$232,544	$225,528
Interest (Expense), Net(b)	(3,770)	(3,304)	(1,709)

EBIT(c)	$282,446	$235,848	$227,237

Consumer
Income Before Income Taxes(a)	$160,099	$146,035	$147,019
Interest (Expense), Net(b)	18	63	37

EBIT(c)	$160,081	$145,972	$146,982

Corporate/Other
Income Before Income Taxes(a)	$(110,486)	$(83,526)	$(104,093)
Interest (Expense), Net(b)	(64,107)	(46,504)	(50,025)

EBIT(c)	$(46,379)	$(37,022)	$(54,068)

Consolidated
Income Before Income Taxes(a)	$328,289	$295,053	$268,454
Interest (Expense), Net(b)	(67,859)	(49,745)	(51,697)

EBIT(c)	$396,148	$344,798	$320,151

Identifiable Assets
Industrial	$2,195,702	$1,992,143	$1,666,005
Consumer	1,184,609	1,195,849	1,135,211
Corporate/Other	179,709	327,037	202,808

Total	$3,560,020	$3,515,029	$3,004,024

Capital Expenditures
Industrial	$47,529	$29,687	$17,887
Consumer	17,156	9,665	4,400
Corporate/Other	6,930	474	954

Total	$71,615	$39,826	$23,241

Depreciation and Amortization
Industrial	$48,701	$46,352	$56,104
Consumer	23,656	24,954	26,771
Corporate/Other	1,341	1,447	1,378

Total	$73,698	$72,753	$84,253

(a)	The presentation includes a reconciliation of Income (Loss) Before Income Taxes, a measure defined by Generally Accepted Accounting Principles (GAAP) in the United States, to EBIT.

(b)	Interest (expense), net includes the combination of interest expense and investment expense (income), net.

(c)

EBIT is defined as earnings (loss) before interest and taxes. We evaluate the profit performance of our segments based on income before income taxes, but also look to EBIT as a performance evaluation measure because interest expense is essentially related to corporate acquisitions, as opposed to segment operations. For that reason, we believe EBIT is also useful to investors as a metric in their investment decisions. EBIT should not be considered an alternative to, or more meaningful than, operating income as determined in accordance with GAAP, since EBIT omits the impact of interest and taxes in determining operating performance, which represent items necessary to our continued operations, given our level of indebtedness and ongoing tax obligations. Nonetheless, EBIT is a key measure expected by and useful to our fixed income investors, rating agencies and the banking community, all of whom believe, and we concur, that this measure is critical to the capital markets’ analysis of our segments’ core operating performance. We also evaluate EBIT because it is clear that movements in EBIT impact our ability to attract financing. Our underwriters and bankers consistently require inclusion of this measure in offering memoranda in conjunction with any debt underwriting or bank financing. EBIT may not be indicative of our historical operating results, nor is it meant to be predictive of potential future results.

Net Sales and Long Lived Assets by Regions

Year Ended May 31,	2012	2011	2010
(In thousands)
Net Sales(a)
United States	$2,219,680	$1,983,238	$2,148,893

Foreign
Canada	346,238	330,613	308,395
Europe	919,124	812,735	728,118
Other Foreign	292,374	255,255	227,310

Total Foreign	1,557,736	1,398,603	1,263,823

Total	$3,777,416	$3,381,841	$3,412,716

Long-Lived Assets(b)
United States	$1,065,324	$965,235	$966,453

Foreign
Canada	128,392	137,380	127,672
Europe	298,496	287,874	230,923
United Kingdom	192,155	209,217	184,488
Other Foreign	64,316	47,353	44,327

Total Foreign	683,359	681,824	587,410

Total	$1,748,683	$1,647,059	$1,553,863

(a)	It is not practicable to obtain the information needed to disclose revenues attributable to each of our product lines.

(b)	Long-lived assets include all non-current assets, excluding non-current deferred income taxes.

QUARTERLY INFOR MATION (UNAUDITED) (Tables)	12 Months Ended
May 31, 2012
Quarterly Result of Operations

The following is a summary of the quarterly results of operations for the years ended May 31, 2012 and 2011:

	For Quarter Ended
(In thousands, except per share amounts)	August 31	November 30	February 29		May 31
2012
Net Sales	$985,918	$916,085	$773,643		$1,101,770
Gross Profit	$409,626	$369,021	$303,200		$460,416
Net Income Attributable to RPM International Inc. Stockholders	$76,811	$49,931	$6,625		$82,569
Basic Earnings Per Share	$0.59	$0.38	$0.05		$0.63
Diluted Earnings Per Share	$0.59	$0.38	$0.05	(a)	$0.63

Dividends Per Share	$0.210	$0.215	$0.215		$0.215

(In thousands, except per share amounts)	August 31	November 30	February 28		May 31
2011
Net Sales	$894,810	$826,343	$678,920		$981,768
Gross Profit	$375,426	$339,497	$269,518		$416,426
Net Income Attributable to RPM International Inc. Stockholders	$68,996	$48,791	$1,097		$70,174
Basic Earnings Per Share	$0.53	$0.38	$0.01		$0.54
Diluted Earnings Per Share	$0.53	$0.38	$0.01	(a)	$0.54

Dividends Per Share	$0.205	$0.210	$0.210		$0.210

(a)	For the quarters ended February 29, 2012 and February 28, 2011, the treasury stock method was utilized for the purpose of computing diluted earnings per share, as the result under the two-class method would have been less dilutive.

Summary of Significant Accounting Policies - Additional Information (Detail) (USD $)	3 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended					1 Months Ended					3 Months Ended	12 Months Ended				3 Months Ended	1 Months Ended
	May 31, 2010	May 31, 2012 Entity Segment	May 31, 2011 Entity	May 31, 2010	Jun. 29, 2012 New Credit Facility	May 31, 2012 Third Party	May 31, 2011 Third Party	May 31, 2010 Third Party	Jun. 29, 2012 Minimum New Credit Facility	Jun. 29, 2012 Maximum New Credit Facility	Apr. 30, 2012 Investment in Kemrock convertible debt	Apr. 30, 2012 Investment in Kemrock convertible debt Minimum	Apr. 30, 2012 Investment in Kemrock convertible debt Maximum	May 31, 2012 Kemrock Industries and Exports Limited	Dec. 31, 2011 Kemrock Industries and Exports Limited	Nov. 30, 2011 Kemrock Industries and Exports Limited	May 31, 2012 Kemrock Industries and Exports Limited	Oct. 31, 2011 Kemrock Industries and Exports Limited	Sep. 30, 2011 Kemrock Industries and Exports Limited	May 31, 2011 Kemrock Industries and Exports Limited	Nov. 30, 2011 Kemrock Industries and Exports Limited Restatement adjustment for prior periods	Dec. 31, 2011 GDR	May 31, 2012 Industrial Segment Segment	May 31, 2011 Industrial Segment Segment	May 31, 2012 Consumer Segment Segment
Significant Accounting Policies [Line Items]
Advances to affiliate															$ 15,000,000			$ 12,000,000
Goods and materials received from affiliates		160,869,000	142,133,000											9,000,000			9,000,000
Agreement expiration period															Sep 15, 2012
Proceeds from affiliate														5,000,000
Investment in affiliate											22,700,000
Investment in affiliate, interest rate											5.50%
Debt securities, conversion date												Jun 4, 2012	Jun 12, 2017
Carrying value of retained interest in SPHC		0
Net Loss Upon Deconsolidation of SPHC	(7,900,000)			(7,946,000)
Number of business acquisition		6	6
Number of reportable segments		2																					4	6	2
Shipping costs						112,000,000	103,000,000	101,700,000
Advertising cost		34,100,000	33,300,000	39,400,000
Research and development cost		45,400,000	40,900,000	41,300,000
Acquisition of equity method investment, shares																			870,000	3,200,000		693,072
Equity method investment, carrying value														42,200,000			42,200,000			24,200,000
Equity method investment, ownership percentage																			23.00%	18.00%
Purchase of global depository receipt, value																						7,200,000
Equity in (income) of unconsolidated affiliates		8,079,000	1,148,000	(5,000)												5,200,000	6,100,000				4,600,000
Equity method investment, fair value																				35,800,000
Foreign subsidiary undistributed earnings		876,800,000
Credit facility expiration date					Jun 29, 2017
Credit facility maturity period					5 years
Credit facility borrowing maximum capacity					600,000,000
Credit facility borrowing potential maximum capacity					$ 800,000,000
Consolidated indebtedness		48.50%	46.70%							60.00%
Interest coverage ratio									3.5

Asset Acquired and Liabilities Assumed on Acquisition (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012 Year		May 31, 2011 Year
Acquisitions
Current assets	$ 84,693		$ 15,221
Property, plant and equipment	30,096		3,016
Goodwill	55,177		16,265
Tradenames-indefinite lives	26,986
Other intangible assets	43,062		13,493
Other long-term assets	3,066		2
Total Assets Acquired	243,080		47,997
Liabilities assumed	(64,743)		(9,776)
Net Assets Acquired	$ 178,337	[1]	$ 38,221	[2]
Weighted-average other intangible asset amortization life (in years)	14		11

[1]	Figure includes cash acquired of $12.3 million.
[2]	Figure includes cash acquired of $0.8 million.

Asset Acquired and Liabilities Assumed on Acquisition (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	May 31, 2012	May 31, 2011
Schedule of Business Acquisitions, Purchase Price Allocation [Line Items]
Business acquisition cash acquired	$ 12.3	$ 0.8

Property, Plant and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011
Property, Plant and Equipment [Line Items]
Land	$ 36,767	$ 35,481
Buildings and leasehold improvements	291,026	277,268
Machinery and equipment	723,172	685,496
Total property, plant and equipment, at cost	1,050,965	998,245
Less: allowance for depreciation and amortization	632,133	608,218
Property, plant and equipment, net	$ 418,832	$ 390,027

Useful Lives (Detail)	12 Months Ended
May 31, 2012 Year
Land improvements
Property Plant and Equipment Estimated Useful Lives [Line Items]
Property Plant and equipment useful life, minimum	3
Property Plant and equipment useful life, maximum	30
Buildings and improvements
Property Plant and Equipment Estimated Useful Lives [Line Items]
Property Plant and equipment useful life, minimum	3
Property Plant and equipment useful life, maximum	50
Machinery and equipment
Property Plant and Equipment Estimated Useful Lives [Line Items]
Property Plant and equipment useful life, minimum	1
Property Plant and equipment useful life, maximum	30

Major Classes of Inventories (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011
Schedule of Inventory [Line Items]
Raw material and supplies	$ 160,869	$ 142,133
Finished goods	329,109	320,987
Total Inventory	$ 489,978	$ 463,120

Investment (Income) Expenses, Net (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Component of Other Income, Nonoperating [Line Items]
Interest (income)	$ (5,031)	$ (5,058)	$ (4,035)
Loss (gain) on sale of marketable securities	862	(9,675)	(2,160)
Other-than-temporary impairment on securities	1,604	693	260
Dividend (income)	(1,621)	(1,642)	(1,641)
Investment (income) expense, net	$ (4,186)	$ (15,682)	$ (7,576)

Other (Income), Net (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Component of Other Income, Nonoperating [Line Items]
Royalty (income), net	$ (1,520)	$ (1,249)	$ (2,829)
Equity in (income) of unconsolidated affiliates	(8,079)	(1,148)	5
Other (income), net	$ (9,599)	$ (2,397)	$ (2,824)

Changes in Carrying Amount of Goodwill, by Reportable Segment (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011
Goodwill [Line Items]
Goodwill beginning balance	$ 831,489	$ 768,244
Acquisitions	55,177	16,265
Purchase accounting adjustments		1,586	[1]
Translation adjustments	(37,320)	45,394
Goodwill ending balance	849,346	831,489
Industrial Segment
Goodwill [Line Items]
Goodwill beginning balance	445,756	392,850
Acquisitions	50,233	16,265
Purchase accounting adjustments		1,586	[1]
Translation adjustments	(30,098)	35,055
Goodwill ending balance	465,891	445,756
Consumer Segment
Goodwill [Line Items]
Goodwill beginning balance	385,733	375,394
Acquisitions	4,944
Translation adjustments	(7,222)	10,339
Goodwill ending balance	$ 383,455	$ 385,733

[1]	Relates primarily to other accruals and finalization of certain property, plant and equipment and intangibles valuations; and current year adjustments to purchase price contingencies.

Goodwill and Other Intangible Assets - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Intangible Assets And Goodwill [Line Items]
Intangible assets accumulated impairment	$ 14.9	$ 14.9
Intangible asset amortization expense	21.4	20	22.2
Future amortization expense of intangible asset in 2013	20.9
Future amortization expense of intangible asset in 2014	19.9
Future amortization expense of intangible asset in 2015	19.1
Future amortization expense of intangible asset in 2016	18.5
Future amortization expense of intangible asset in 2017	$ 17.8

Other Intangible Assets Major Classes (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012 Year	May 31, 2011 Year
Intangible Assets by Major Class [Line Items]
Total Other Intangible Assets gross carrying amount	$ 538,368	$ 490,123
Amortized intangible assets, gross carrying amount	389,437	361,217
Amortized intangible assets, accumulated amortization	192,748	177,256
Amortized intangible assets, net other intangible assets	196,689	183,961
Total Other Intangible Assets, net	345,620	312,867
Formulae
Intangible Assets by Major Class [Line Items]
Amortized intangible assets, minimum amortization period (in years)	3	3
Amortized intangible assets, maximum amortization period (in years)	33	33
Amortized intangible assets, gross carrying amount	174,190	172,536
Amortized intangible assets, accumulated amortization	103,414	97,185
Amortized intangible assets, net other intangible assets	70,776	75,351
Customer-related intangibles
Intangible Assets by Major Class [Line Items]
Amortized intangible assets, minimum amortization period (in years)	3	3
Amortized intangible assets, maximum amortization period (in years)	33	33
Amortized intangible assets, gross carrying amount	139,824	115,810
Amortized intangible assets, accumulated amortization	52,616	45,696
Amortized intangible assets, net other intangible assets	87,208	70,114
Trademarks/names
Intangible Assets by Major Class [Line Items]
Amortized intangible assets, minimum amortization period (in years)	4	4
Amortized intangible assets, maximum amortization period (in years)	40	40
Amortized intangible assets, gross carrying amount	26,050	27,961
Amortized intangible assets, accumulated amortization	11,192	10,591
Amortized intangible assets, net other intangible assets	14,858	17,370
Indefinite-lived intangible assets, net other intangible assets	148,931	128,906
Other
Intangible Assets by Major Class [Line Items]
Amortized intangible assets, minimum amortization period (in years)	1	1
Amortized intangible assets, maximum amortization period (in years)	40	40
Amortized intangible assets, gross carrying amount	49,373	44,910
Amortized intangible assets, accumulated amortization	25,526	23,784
Amortized intangible assets, net other intangible assets	$ 23,847	$ 21,126

Summary of Marketable Securities by Asset Type (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011
Schedule of Available-for-sale Securities [Line Items]
Available-for-Sale Securities, Amortized Cost	$ 126,763	$ 127,753
Available-for-Sale Securities, Gross Unrealized Gains	5,475	23,408
Available-for-Sale Securities, Gross Unrealized Losses	(3,078)	(1,518)
Available-for-Sale Securities, Fair Value (Net Carrying Amount)	129,160	149,643
Equity securities
Schedule of Available-for-sale Securities [Line Items]
Available-for-Sale Securities, Amortized Cost	82,131	98,676
Available-for-Sale Securities, Gross Unrealized Gains	4,490	22,363
Available-for-Sale Securities, Gross Unrealized Losses	(3,059)	(1,437)
Available-for-Sale Securities, Fair Value (Net Carrying Amount)	83,562	119,602
Equity securities | Stocks | Foreign
Schedule of Available-for-sale Securities [Line Items]
Available-for-Sale Securities, Amortized Cost	1,016	25,387
Available-for-Sale Securities, Gross Unrealized Gains	79	12,162
Available-for-Sale Securities, Fair Value (Net Carrying Amount)	1,095	37,549
Equity securities | Stocks | Domestic
Schedule of Available-for-sale Securities [Line Items]
Available-for-Sale Securities, Amortized Cost	24,380	28,044
Available-for-Sale Securities, Gross Unrealized Gains	2,776	4,222
Available-for-Sale Securities, Gross Unrealized Losses	(1,046)	(417)
Available-for-Sale Securities, Fair Value (Net Carrying Amount)	26,110	31,849
Equity securities | Mutual funds | Foreign
Schedule of Available-for-sale Securities [Line Items]
Available-for-Sale Securities, Amortized Cost	17,489	14,680
Available-for-Sale Securities, Gross Unrealized Gains	521	3,733
Available-for-Sale Securities, Gross Unrealized Losses	(936)
Available-for-Sale Securities, Fair Value (Net Carrying Amount)	17,074	18,413
Equity securities | Mutual funds | Domestic
Schedule of Available-for-sale Securities [Line Items]
Available-for-Sale Securities, Amortized Cost	39,246	30,565
Available-for-Sale Securities, Gross Unrealized Gains	1,114	2,246
Available-for-Sale Securities, Gross Unrealized Losses	(1,077)	(1,020)
Available-for-Sale Securities, Fair Value (Net Carrying Amount)	39,283	31,791
Fixed securities
Schedule of Available-for-sale Securities [Line Items]
Available-for-Sale Securities, Amortized Cost	44,632	29,077
Available-for-Sale Securities, Gross Unrealized Gains	985	1,045
Available-for-Sale Securities, Gross Unrealized Losses	(19)	(81)
Available-for-Sale Securities, Fair Value (Net Carrying Amount)	45,598	30,041
Fixed securities | U.S. Treasury and other government
Schedule of Available-for-sale Securities [Line Items]
Available-for-Sale Securities, Amortized Cost	19,347	25,916
Available-for-Sale Securities, Gross Unrealized Gains	530	643
Available-for-Sale Securities, Gross Unrealized Losses	(12)	(79)
Available-for-Sale Securities, Fair Value (Net Carrying Amount)	19,865	26,480
Fixed securities | Investment in Kemrock convertible debt
Schedule of Available-for-sale Securities [Line Items]
Available-for-Sale Securities, Amortized Cost	22,701
Available-for-Sale Securities, Fair Value (Net Carrying Amount)	22,701
Fixed securities | Corporate bonds
Schedule of Available-for-sale Securities [Line Items]
Available-for-Sale Securities, Amortized Cost	2,305	2,729
Available-for-Sale Securities, Gross Unrealized Gains	349	301
Available-for-Sale Securities, Gross Unrealized Losses	(5)	(1)
Available-for-Sale Securities, Fair Value (Net Carrying Amount)	2,649	3,029
Fixed securities | Foreign bonds
Schedule of Available-for-sale Securities [Line Items]
Available-for-Sale Securities, Amortized Cost	38
Available-for-Sale Securities, Gross Unrealized Gains	1
Available-for-Sale Securities, Fair Value (Net Carrying Amount)	39
Fixed securities | Mortgage-backed securities
Schedule of Available-for-sale Securities [Line Items]
Available-for-Sale Securities, Amortized Cost	241	432
Available-for-Sale Securities, Gross Unrealized Gains	105	101
Available-for-Sale Securities, Gross Unrealized Losses	(2)	(1)
Available-for-Sale Securities, Fair Value (Net Carrying Amount)	$ 344	$ 532

Marketable Securities - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended			1 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2012 Maximum	Apr. 30, 2012 Investment in Kemrock convertible debt	Apr. 30, 2012 Investment in Kemrock convertible debt Maximum	Apr. 30, 2012 Investment in Kemrock convertible debt Minimum
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale securities, current	$ 106.5	$ 113.8
Available-for-sale securities, long-term	22.7	35.8
Investment in affiliate				22.7
Investment in affiliate, interest rate				5.50%
Debt securities, conversion date					Jun 12, 2017	Jun 4, 2012
Gross gains realized on sales of investments	4.1	13.3
Gross losses realized on sales of investments	5	3.6
Losses recognized for securities deemed to have other-than-temporary impairments	$ 1.6	$ 0.7
Investments with unrealized loss, percentage of fair values less than original cost			15.00%

Summary of Securities in Unrealized Loss Position and Included in Accumulated Other Comprehensive Income, Aggregated by Length of Time Investments (Detail) (USD $)
In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011
Schedule of Available-for-sale Securities [Line Items]
Total investments with unrealized losses, fair value	$ 43,772	$ 21,612
Unrealized losses with a loss position for less than 12 months, fair value	42,114	19,721
Unrealized losses with a loss position for more than 12 months, fair value	1,658	1,891
Total investments with unrealized losses, gross unrealized losses	(3,078)	(1,518)
Unrealized losses with a loss position for less than 12 months, gross unrealized losses	(2,596)	(1,301)
Unrealized losses with a loss position for more than 12 months, gross unrealized losses	$ (482)	$ (217)

Net Carrying Values of Debt Securities by Contractual Maturity (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2012
Available-for-Sale Securities, amortized cost
Less than one year, amortized cost	$ 25,098
One year through five years, amortized cost	11,787
Six years through ten years, amortized cost	5,378
After ten years, amortized cost	2,369
Available-for-sale Securities, Debt Maturities, Amortized Cost Basis, Total	44,632
Available-for-Sale Securities, fair value
Less than one year, fair value	25,104
One year through five years, fair value	12,070
Six years through ten years, fair value	5,628
After ten years, fair value	2,796
Available-for-sale Securities, Debt Securities, Total	$ 45,598

Assets and Liabilities Measured at Fair Value on Recurring Basis and Categorized using Fair Value Hierarchy (Detail) (Fair Value, Measurements, Recurring, USD $)
In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets (liabilities) at fair value	$ 125,645	$ 135,281
U.S. Treasury and other government
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	19,865	26,480
Foreign bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	39
Mortgage-backed securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	344	532
Corporate bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	2,649	3,029
Stocks | Foreign
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	1,095	37,549
Stocks | Domestic
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	26,110	31,849
Mutual funds | Foreign
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	17,074	18,413
Mutual funds | Domestic
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	39,283	31,791
Foreign currency forward contract
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Foreign currency contracts, fair value of liability	(1,356)
Foreign currency contracts, fair value of assets		6,157
Cross-currency swap
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Foreign currency contracts, fair value of liability	(2,159)	(20,519)
Investment in Kemrock convertible debt
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	22,701
Quoted Prices in Active Markets for Identical Assets (Level 1)
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets (liabilities) at fair value	27,205	69,398
Quoted Prices in Active Markets for Identical Assets (Level 1) | Stocks | Foreign
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	1,095	37,549
Quoted Prices in Active Markets for Identical Assets (Level 1) | Stocks | Domestic
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	26,110	31,849
Significant Other Observable Inputs (Level 2)
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets (liabilities) at fair value	98,440	65,883
Significant Other Observable Inputs (Level 2) | U.S. Treasury and other government
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	19,865	26,480
Significant Other Observable Inputs (Level 2) | Foreign bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	39
Significant Other Observable Inputs (Level 2) | Mortgage-backed securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	344	532
Significant Other Observable Inputs (Level 2) | Corporate bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	2,649	3,029
Significant Other Observable Inputs (Level 2) | Mutual funds | Foreign
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	17,074	18,413
Significant Other Observable Inputs (Level 2) | Mutual funds | Domestic
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	39,283	31,791
Significant Other Observable Inputs (Level 2) | Foreign currency forward contract
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Foreign currency contracts, fair value of liability	(1,356)
Foreign currency contracts, fair value of assets		6,157
Significant Other Observable Inputs (Level 2) | Cross-currency swap
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Foreign currency contracts, fair value of liability	(2,159)	(20,519)
Significant Other Observable Inputs (Level 2) | Investment in Kemrock convertible debt
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets measured at fair value on recurring basis	$ 22,701

Fair Value Measurements - Additional Information (Detail)	May 31, 2012 USD ($)	May 31, 2012 EUR (€)	May 31, 2011 Foreign currency forward contract	May 31, 2012 Fair Value, Measurements, Recurring Cross-currency swap USD ($)	May 31, 2011 Fair Value, Measurements, Recurring Cross-currency swap USD ($)	May 31, 2012 Fair Value, Measurements, Recurring Foreign currency forward contract USD ($)	May 31, 2011 Fair Value, Measurements, Recurring Foreign currency forward contract USD ($)	May 31, 2012 Unsecured Six Point Seven Zero Percent Senior Notes due November One, Twenty Fifteen		May 31, 2011 Unsecured Six Point Seven Zero Percent Senior Notes due November One, Twenty Fifteen
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Foreign currency contracts, fair value of liability				$ 2,159,000	$ 20,519,000	$ 1,356,000
Debt, interest rate								6.70%	[1]	6.70%	[1]
Debt, due date								Nov 1, 2015	[1]	Nov 1, 2015	[1]
Effective euro fixed-rate borrowing	5.31%	5.31%						5.31%
Notional principal amount of cross-currency swap	150,000,000	125,000,000
Foreign currency contracts, fair value of assets							$ 6,157,000
Foreign currency forward contract, maturity date			Nov 23, 2011

[1]	We entered into a cross-currency swap, which fixed the interest and principal payments in euros, resulting in an effective fixed-rate borrowing of 5.31%.

Fair Value and Carrying Value of Financial Instruments and Long-Term Debt (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Cash and cash equivalents, carrying value	$ 315,968	$ 435,011	$ 215,355	$ 253,387
Marketable equity securities, carrying value	83,562	119,602
Marketable debt securities, carrying value	45,598	30,041
Long-term debt, including current portion, carrying value	1,115,536	1,108,853
Cash and cash equivalents, fair value	315,968	435,011
Marketable securities, fair value	129,160	149,643
Long-term debt, including current portion, fair value	1,232,180	1,203,016
Equity securities
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Marketable securities, fair value	83,562	119,602
Fixed securities
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Marketable securities, fair value	$ 45,598	$ 30,041

Description of Long-Term Debt (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2012		May 31, 2011		May 27, 2011	Oct. 09, 2009
Debt Instrument [Line Items]
Debt	$ 1,115,536		$ 1,108,853
Less: current portion	2,584		2,549
Total Long-Term Debt, Less Current Maturities	1,112,952		1,106,304
Unsecured Six Point Two Five Percent Senior Notes Due December Fifteen, Twenty Thirteen
Debt Instrument [Line Items]
Debt	200,000		200,000
Unsecured Six Point Five Zero Percent Senior Notes due February Fourteen, Twenty Eighteen
Debt Instrument [Line Items]
Debt	247,890	[1]	247,522	[1]
Unsecured Six Point One Two Five Percent Senior Note due October Fifteen, Twenty Nineteen
Debt Instrument [Line Items]
Debt	460,688	[2]	461,859	[2]	150,000	300,000
Unsecured Six Point Seven Zero Percent Senior Notes due November One, Twenty Fifteen
Debt Instrument [Line Items]
Debt	150,000	[3]	150,000	[3]
Revolving Credit Facilities
Debt Instrument [Line Items]
Debt	48,797	[4]	40,943	[4]
Other Obligations
Debt Instrument [Line Items]
Debt	$ 8,161		$ 8,529

[1]	The $250.0 million aggregate principal amount of the notes due 2018 is adjusted for the amortization of the original issue discount, which approximated $2.1 million and $2.5 million at May 31, 2012 and 2011, respectively. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, is 6.704% for both years presented.
[2]	Includes the combination of the October 2009 initial issuance of $300.0 million aggregate principal amount and the May 2011 issuance of an additional $150.0 million aggregate principal amount of these notes. The $300.0 million aggregate principal amount of the notes due 2019 from the initial issuance is adjusted for the amortization of the original issue discount, which approximated $0.2 million and $0.3 million at May 31, 2012 and 2011, respectively. The original issue discount effectively reduced the ultimate proceeds from the October 2009 financing. The effective interest rate on the notes issued in October 2009, including the amortization of the discount, is 6.139%. The additional $150.0 million aggregate principal amount of the notes due 2019 issued in May 2011 is adjusted for the unamortized premium received at issuance, which approximated $11.0 million and $12.1 million at May 31, 2012 and 2011, respectively. The premium effectively increased the proceeds from the financing. The effective interest rate on the $150.0 million notes issued in May 2011 is 4.934%.
[3]	We entered into a cross-currency swap, which fixed the interest and principal payments in euros, resulting in an effective fixed-rate borrowing of 5.31%.
[4]	Interest was tied to euro LIBOR and AUD LIBOR at May 31, 2012, and averaged 1.99% and 5.65%, respectively, for euro denominated debt and AUD denominated debt. Interest was tied to euro LIBOR and prime rate at May 31, 2011, and averaged 2.80% and 3.90%, respectively, for euro denominated debt.

Description of Long-Term Debt (Parenthetical) (Detail) (USD $)	May 31, 2012	May 31, 2011	May 31, 2012 Unsecured Six Point Two Five Percent Senior Notes Due December Fifteen, Twenty Thirteen	May 31, 2011 Unsecured Six Point Two Five Percent Senior Notes Due December Fifteen, Twenty Thirteen	May 31, 2012 Unsecured Six Point Five Zero Percent Senior Notes due February Fourteen, Twenty Eighteen		May 31, 2011 Unsecured Six Point Five Zero Percent Senior Notes due February Fourteen, Twenty Eighteen		Oct. 09, 2009 Unsecured Six Point One Two Five Percent Senior Note due October Fifteen, Twenty Nineteen	May 31, 2012 Unsecured Six Point One Two Five Percent Senior Note due October Fifteen, Twenty Nineteen		May 31, 2011 Unsecured Six Point One Two Five Percent Senior Note due October Fifteen, Twenty Nineteen		May 27, 2011 Unsecured Six Point One Two Five Percent Senior Note due October Fifteen, Twenty Nineteen	May 31, 2012 Unsecured Six Point Seven Zero Percent Senior Notes due November One, Twenty Fifteen		May 31, 2011 Unsecured Six Point Seven Zero Percent Senior Notes due November One, Twenty Fifteen		May 31, 2012 Revolving Credit Facilities		May 31, 2011 Revolving Credit Facilities		Jan. 05, 2011 Revolving Credit Facilities	May 31, 2012 Other Obligations	May 31, 2011 Other Obligations	May 31, 2012 Euro LIBOR Revolving Credit Facilities	May 31, 2011 Euro LIBOR Revolving Credit Facilities	May 31, 2012 AUD LIBOR Revolving Credit Facilities	May 31, 2011 Prime Rate Revolving Credit Facilities
Debt Instrument [Line Items]
Credit facility borrowing capacity																			$ 400,000,000				$ 400,000,000
Debt, interest rate			6.25%	6.25%	6.50%	[1]	6.50%	[1]	6.13%	6.13%	[2]	6.13%	[2]		6.70%	[3]	6.70%	[3]
Debt, due date			Dec 15, 2013	Dec 15, 2013	Feb 14, 2018	[1]	Feb 14, 2018	[1]	Oct 15, 2019	Oct 15, 2019	[2]	Oct 15, 2019	[2]		Nov 1, 2015	[3]	Nov 1, 2015	[3]	Jan 5, 2015	[4]	Jan 5, 2015	[4]
Debt, maturity year																								2016	2017
Debt	1,115,536,000	1,108,853,000	200,000,000	200,000,000	247,890,000	[1]	247,522,000	[1]	300,000,000	460,688,000	[2]	461,859,000	[2]	150,000,000	150,000,000	[3]	150,000,000	[3]	48,797,000	[4]	40,943,000	[4]		8,161,000	8,529,000
Debt instrument, effective interest rate					6.70%		6.70%		6.14%			4.93%
Amortization of debt discount premium					2,100,000		2,500,000			200,000		300,000
Unamortization of debt premium										$ 11,000,000		$ 12,100,000
Effective euro fixed-rate borrowing	5.31%														5.31%
Average interest rate																										1.99%	2.80%	5.65%	3.90%

[1]	The $250.0 million aggregate principal amount of the notes due 2018 is adjusted for the amortization of the original issue discount, which approximated $2.1 million and $2.5 million at May 31, 2012 and 2011, respectively. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, is 6.704% for both years presented.
[2]	Includes the combination of the October 2009 initial issuance of $300.0 million aggregate principal amount and the May 2011 issuance of an additional $150.0 million aggregate principal amount of these notes. The $300.0 million aggregate principal amount of the notes due 2019 from the initial issuance is adjusted for the amortization of the original issue discount, which approximated $0.2 million and $0.3 million at May 31, 2012 and 2011, respectively. The original issue discount effectively reduced the ultimate proceeds from the October 2009 financing. The effective interest rate on the notes issued in October 2009, including the amortization of the discount, is 6.139%. The additional $150.0 million aggregate principal amount of the notes due 2019 issued in May 2011 is adjusted for the unamortized premium received at issuance, which approximated $11.0 million and $12.1 million at May 31, 2012 and 2011, respectively. The premium effectively increased the proceeds from the financing. The effective interest rate on the $150.0 million notes issued in May 2011 is 4.934%.
[3]	We entered into a cross-currency swap, which fixed the interest and principal payments in euros, resulting in an effective fixed-rate borrowing of 5.31%.
[4]	Interest was tied to euro LIBOR and AUD LIBOR at May 31, 2012, and averaged 1.99% and 5.65%, respectively, for euro denominated debt and AUD denominated debt. Interest was tied to euro LIBOR and prime rate at May 31, 2011, and averaged 2.80% and 3.90%, respectively, for euro denominated debt.

Borrowings - Additional Information (Detail) (USD $)	May 31, 2012	May 31, 2011	Jun. 29, 2012 New Credit Facility	Jun. 29, 2012 New Credit Facility Maximum	Jun. 29, 2012 New Credit Facility Minimum	Oct. 09, 2009 Unsecured Six Point One Two Five Percent Senior Note due October Fifteen, Twenty Nineteen	May 31, 2012 Unsecured Six Point One Two Five Percent Senior Note due October Fifteen, Twenty Nineteen		May 31, 2011 Unsecured Six Point One Two Five Percent Senior Note due October Fifteen, Twenty Nineteen		May 27, 2011 Unsecured Six Point One Two Five Percent Senior Note due October Fifteen, Twenty Nineteen	Apr. 07, 2009 Accounts Receivable Securitization program	May 31, 2011 Accounts Receivable Securitization program	Oct. 09, 2009 Accounts Receivable Securitization program	Apr. 07, 2009 Accounts Receivable Securitization program Before Amendment	May 27, 2011 General Purpose Enhancements	Jan. 05, 2011 Revolving Credit Facilities	May 31, 2012 Revolving Credit Facilities		May 31, 2011 Revolving Credit Facilities		Jan. 05, 2011 Revolving Credit Facilities Swingline Loans	Jan. 05, 2011 Revolving Credit Facilities Letter of Credit	May 31, 2012 Unsecured Six Point Seven Zero Percent Senior Notes due November One, Twenty Fifteen		May 31, 2011 Unsecured Six Point Seven Zero Percent Senior Notes due November One, Twenty Fifteen
Debt Disclosure [Line Items]
Maturities of long-term debt in 2013	$ 2,600,000
Maturities of long-term debt in 2014	201,300,000
Maturities of long-term debt in 2015	50,200,000
Maturities of long-term debt in 2016	151,300,000
Maturities of long-term debt in 2017	600,000
Maturities of long-term debt thereafter	709,500,000
Unused lines of credit	497,200,000
Liquidity available	813,100,000
Consolidated indebtedness	48.50%	46.70%		60.00%									60.00%				60.00%
Debt	1,115,536,000	1,108,853,000				300,000,000	460,688,000	[1]	461,859,000	[1]	150,000,000							48,797,000	[2]	40,943,000	[2]			150,000,000	[3]	150,000,000	[3]
Debt, interest rate						6.13%	6.13%	[1]	6.13%	[1]														6.70%	[3]	6.70%	[3]
Debt, due date						Oct 15, 2019	Oct 15, 2019	[1]	Oct 15, 2019	[1]					May 7, 2009			Jan 5, 2015	[2]	Jan 5, 2015	[2]			Nov 1, 2015	[3]	Nov 1, 2015	[3]
Net proceeds from the offering of notes						163,700,000								120,000,000
Unsecured senior note offering price											108.09%
Debt instrument yield to maturity											4.93%
Net proceeds used for general corporate purposes																162,100,000
Credit facility borrowing capacity			600,000,000														400,000,000	400,000,000				35,000,000	100,000,000
Additional credit facility borrowing capacity																	100,000,000
Credit facility expiration date			Jun 29, 2017														Jan 5, 2015
Credit facility maturity period			5 years														4 years
Minimum required consolidated interest coverage ratio for EBITDA to interest													3.5				3.5
Leverage ratio																		48.70%
Interest coverage ratio					3.5													7.04
Credit facility borrowing potential maximum capacity			800,000,000
Accounts receivable from securitization												150,000,000			125,000,000
Debt, maturity period												3 years
Increase in liquidity												$ 25,000,000
Pricing based on LIBOR margin rate													1.00%
Debt instrument incremental interest rate due to default													1.25%
Debt rating													This margin will increase to 1.25% if we do not maintain our public debt rating of at least BB+/Ba1/BB+ from any two of Standard & Poor's, Moody's or Fitch.
Effective euro fixed-rate borrowing	5.31%																							5.31%

[1]	Includes the combination of the October 2009 initial issuance of $300.0 million aggregate principal amount and the May 2011 issuance of an additional $150.0 million aggregate principal amount of these notes. The $300.0 million aggregate principal amount of the notes due 2019 from the initial issuance is adjusted for the amortization of the original issue discount, which approximated $0.2 million and $0.3 million at May 31, 2012 and 2011, respectively. The original issue discount effectively reduced the ultimate proceeds from the October 2009 financing. The effective interest rate on the notes issued in October 2009, including the amortization of the discount, is 6.139%. The additional $150.0 million aggregate principal amount of the notes due 2019 issued in May 2011 is adjusted for the unamortized premium received at issuance, which approximated $11.0 million and $12.1 million at May 31, 2012 and 2011, respectively. The premium effectively increased the proceeds from the financing. The effective interest rate on the $150.0 million notes issued in May 2011 is 4.934%.
[2]	Interest was tied to euro LIBOR and AUD LIBOR at May 31, 2012, and averaged 1.99% and 5.65%, respectively, for euro denominated debt and AUD denominated debt. Interest was tied to euro LIBOR and prime rate at May 31, 2011, and averaged 2.80% and 3.90%, respectively, for euro denominated debt.
[3]	We entered into a cross-currency swap, which fixed the interest and principal payments in euros, resulting in an effective fixed-rate borrowing of 5.31%.

Income (Loss) before Income Taxes (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012		May 31, 2011		May 31, 2010
Schedule of Income Before Income Tax [Line Items]
Income Before Income Taxes	$ 328,289	[1]	$ 295,053	[1]	$ 268,454	[1]
United States
Schedule of Income Before Income Tax [Line Items]
Income Before Income Taxes	187,687		217,427		198,103
Foreign
Schedule of Income Before Income Tax [Line Items]
Income Before Income Taxes	$ 140,602		$ 77,626		$ 70,351

[1]	The presentation includes a reconciliation of Income (Loss) Before Income Taxes, a measure defined by Generally Accepted Accounting Principles (GAAP) in the United States, to EBIT.

Provision (Benefit) for Income Tax (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Current
U.S. Federal	$ 45,547	$ 37,871	$ 8,407
State and local	6,836	4,764	4,854
Foreign	49,231	41,542	41,581
Total Current	101,614	84,177	54,842
Deferred
U.S. Federal	(787)	8,186	37,651
State and local	(572)	2,200	1,235
Foreign	(5,729)	(2,678)	(6,401)
Total Deferred	(7,088)	7,708	32,485
Provision (Benefit) for Income Tax Expense	$ 94,526	$ 91,885	$ 87,327

Significant Components of Deferred Income Tax Assets and Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011
Deferred income tax assets related to:
Inventories	$ 8,719	$ 8,726
Allowance for losses	8,935	9,713
Accrued compensation and benefits	113,934	70,744
Accrued other expenses	6,525	5,397
Other long-term liabilities	24,931	19,345
Net operating loss and credit carryforwards	76,740	71,397
Total Deferred Income Tax Assets	239,784	185,322
Less: valuation allowances	(75,167)	(70,408)
Net Deferred Income Tax Assets	164,617	114,914
Deferred income tax (liabilities) related to:
Depreciation	(46,045)	(46,807)
Pension and other postretirement benefits	(15,824)	(18,120)
Amortization of intangibles	(109,206)	(94,265)
Total Deferred Income Tax (Liabilities)	(171,075)	(159,192)
Deferred Income Tax Assets (Liabilities), Net	$ (6,458)	$ (44,278)

Income Taxes- Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Income Tax [Line Items]
U.S. federal foreign tax credit carryforwards beginning expiration year	2014
Foreign capital loss carryforwards	$ 19.2
Net incremental valuation allowance	4.8
Reduction in foreign tax credit carryfowards	5
Total Valuation Allowances	75.2	70.4
Reduction in unrecognized tax benefits reserve	3.2
Unrecognized tax benefits that would impact effective tax rate, if recognized	2.4	5.1	1.8
Accrued interest and penalties related to unrecognized tax benefits	1.5	1.6	1.5
Foreign Tax Credits
Income Tax [Line Items]
U.S. federal foreign tax credit carryforwards	21.7
State
Income Tax [Line Items]
Net operating loss carryforwards	7.1
Net operating loss carryforwards beginning expiration year	2013
Foreign Net Operating Loss Carryforwards
Income Tax [Line Items]
Net operating loss carryforwards beginning expiration year	2013
Net operating loss carryforwards	210.7
Net operating loss carryforwards subject to expiration	26.5
Net operating loss carryforwards indefinite carry forward period	184.2
Net incremental valuation allowance	$ 9.8

Reconciliation of Income Tax Expense (Benefit) Computed by Applying U.S. Statutory Federal Income Tax Rate against Income (Loss) before Income Taxes to Provision (Benefit) for Income Taxes (Detail) (USD $)
In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Income Tax Rate Reconciliation [Line Items]
Income tax expense (benefit) at the U.S. statutory federal income tax rate	$ 114,901	$ 103,141	$ 93,959
Impact of foreign operations	(32,192)	(39,932)	(32,529)
State and local income taxes net of federal income tax benefit	4,073	4,527	3,958
Tax benefits from the domestic manufacturing deduction	(3,744)	(2,750)	(756)
Nondeductible business expense	1,304	1,404	1,560
Valuation allowance	9,353	24,994	18,107
Other	831	501	3,028
Provision (Benefit) for Income Tax Expense	$ 94,526	$ 91,885	$ 87,327
Effective Income Tax Rate	28.80%	31.10%	32.50%

Activity Related to Unrecognized Tax Benefits (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Reconciliation of Unrecognized Tax Benefits [Line Items]
Unrecognized tax benefits, beginning balance	$ 6.4	$ 2.7	$ 2.8
Additions based on tax positions related to current year		0.3	0.3
Additions for tax positions of prior years	0.5	3.9	1.2
Reductions for tax positions of prior years	(0.4)	(0.5)	(0.2)
Settlements	(3.2)		(1.4)
Unrecognized tax benefits, ending balance	$ 3.3	$ 6.4	$ 2.7

Common Stock - Additional Information (Detail) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	May 31, 2012 Right	May 31, 2011
Shareholder Rights [Line Items]
New stockholder right plan adopted	Apr 21, 2009
Stockholder right plan expiration period	May 11, 2019
Right declared for distribution for each outstanding share of common stock	1
Dividend payable date	May 11, 2009
Rights redemption price	$ 0.001
Rights reviewing period	The rights will expire May 11, 2019, unless earlier redeemed, exchanged or amended by the board. The new plan specifically provides that our board will review the status of the new plan at the end of five years to determine if any such action should be taken.
Shares repurchased	164,773	1,000,000
Authorization of stock repurchase program	Jan 8, 2008
Repurchase of common stock price per shares	$ 18.25	$ 17.33
Minimum
Shareholder Rights [Line Items]
Percentage of outstanding shares acquired to exercise discount price	15.00%
Shares authorized to be repurchased, per year	1,000,000
Maximum
Shareholder Rights [Line Items]
Shares authorized to be repurchased, per year	2,000,000
Treasury Stock
Shareholder Rights [Line Items]
Shares repurchased	$ 3	$ 17.9

Stock-Based Compensation Expense included in Consolidated Statements of Income (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Share Based Compensation [Line Items]
Selling, general and administrative expense	$ 13,904	$ 12,282	$ 10,030
Income tax expense (benefit)	(4,921)	(4,337)	(3,538)
Total stock-based compensation cost	$ 8,983	$ 7,945	$ 6,492

Summary of Weighted-Average Assumptions Related to Grants (Detail)	12 Months Ended
	May 31, 2012 Year	May 31, 2011 Year	May 31, 2010 Year
Schedule of Weighted Average Assumptions for Fair Values of Stock Options[Line Items]
Risk-free interest rate	2.50%	2.10%	3.20%
Expected life of option	7.5	7.5	7.5
Expected dividend yield	3.80%	4.10%	4.30%
Expected volatility rate	29.50%	29.60%	30.40%

Stock-Based Compensation - Additional Information (Detail) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended					12 Months Ended				12 Months Ended				1 Months Ended					1 Months Ended			12 Months Ended					12 Months Ended			1 Months Ended	12 Months Ended
	May 31, 2012 Year	May 31, 2011 Year	May 31, 2010 Year	May 31, 2012 Omnibus Incentive Plan	May 31, 2012 Omnibus Incentive Plan Maximum	May 31, 2012 Restricted Stock Plans, 2007 Plan	May 31, 2011 Restricted Stock Plans, 2007 Plan	May 31, 2010 Restricted Stock Plans, 2007 Plan	May 31, 2012 Restricted Stock Plans, 2007 Plan Shares vest upon the latter of attainment of age 55 and the fifth anniversary of the May 31st immediately preceding the date of the grant	May 31, 2012 Stock Appreciation Rights (SARs) Year	May 31, 2012 Share-based performance-earned restricted stock ("PERS")	May 31, 2011 Share-based performance-earned restricted stock ("PERS")	May 31, 2010 Share-based performance-earned restricted stock ("PERS")	Jul. 31, 2011 Performance Contingent Restricted Stock	Oct. 31, 2010 Performance Contingent Restricted Stock	Jul. 19, 2010 Performance Contingent Restricted Stock	Jul. 31, 2007 Performance Contingent Restricted Stock	May 31, 2012 Performance Contingent Restricted Stock	Oct. 31, 2010 Performance Contingent Restricted Stock First attainment level of performance goals	Oct. 31, 2010 Performance Contingent Restricted Stock Second attainment level of performance goals	Oct. 10, 2003 Restricted Stock Plans, 2003 Plan	May 31, 2012 Restricted Stock Plans, 2003 Plan	May 31, 2011 Restricted Stock Plans, 2003 Plan	May 31, 2010 Restricted Stock Plans, 2003 Plan	May 31, 2012 Nineteen Ninety Seven Plan	May 31, 2012 Restricted Stock Unit	May 31, 2012 Nonvested Restricted Shares Year	May 31, 2011 Nonvested Restricted Shares	May 31, 2010 Nonvested Restricted Shares	May 31, 2011 Restricted Stock	May 31, 2012 Restricted Stock
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Incentive plan approval date				Oct 8, 2004																	Oct 10, 2003
Stock appreciation rights expected term	7.5	7.5	7.5							10
Stock appreciation rights graded-vesting term										4 years
Stock options outstanding	610,244									3,161,500
Aggregate intrinsic value of options outstanding	$ 27.1
Weighted-average remaining contractual life of options outstanding	5.7
Aggregate intrinsic value of options exercisable	18.7
Weighted-average remaining contractual life of options exercisable	4.4
Unamortized stock-based compensation expense						5				4.1	10.9							5.2				1.2			0.2	1.2	23.3
Unamortized stock-based compensation expense expected recognition period										3.25																	3.8
Shares expected to vest										1,300,000
Shares expected to vest, weighted-average exercise price										$ 20.26
Shares expected to vest, weighted-average remaining contractual term										8
Shares of common stock available for grant				12,000,000		319,878			1,000,000												500,000	227,400
Shares of common stock subject to full-value awards					6,000,000
Weighted-average grant-date fair value						$ 22.16					$ 21.49	$ 19.31	$ 18.96	$ 22.16	$ 20.73							$ 20.6	$ 20.73	$ 18.96			$ 21.62
Share based compensation arrangement vesting period											After three years										Three-year period
Shares forfeited											14,000					287,000											14,000
Performance goals attainment period for PCRS awards																	3 years		3 years	5 years
Shares granted						96,000					468,000			115,000	680,000							48,000					727,000
Shares expected to vest	2,200,000																	370,835
Shares outstanding						778,000	691,000				1,070,000	1,035,000						795,000				115,000	114,000				2,758,000	2,520,000
Weighted-average grant-date fair value						$ 22.16	$ 17.88	$ 14.66			$ 20.18	$ 17.29										$ 20.23	$ 18.12				$ 19.53	$ 18.04
Remaining weighted-average contractual term	3.8																										3.8
Weighted-average grant-date fair value																											$ 21.62	$ 19.97	$ 16.26
Total fair value of shares vested	7	10.8	7.7
Shares expected to vest, weighted-average grant-date fair value	$ 19.53
Shares of restricted stock vested						9,000					419,000											47,000					475,000			53,773	45,194
Total intrinsic value of restricted shares converted	$ 3.1	$ 0.6	$ 0.6

Summary of Option and Share-Based Payment Activity (Detail) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Number of Shares Under Option
Ending Balance	610,244
Stock Options And Stock Appreciation Rights
Weighted average exercise price
Beginning balance	$ 17.94
Options granted	$ 22.12
Options canceled/expired	$ 14.08
Options exercised	$ 15.03
Exercisable at May 31	$ 18.53
Number of Shares Under Option
Beginning Balance	4,028,000
Options granted	545,000
Options canceled/expired	(1,000)
Options exercised	(800,000)
Ending Balance	3,772,000
Exercisable at May 31	2,382,000
Stock Option Plans
Number of Shares Under Option
Weighted-average grant-date fair value per share	$ 4.69	$ 3.97	$ 4.09
Intrinsic value of options exercised	$ 7	$ 7.7	$ 6.8
Tax benefit from options exercised	1.4	1.2	2.4
Fair value of SARS vested	$ 2	$ 2.2	$ 1.9

Summary of Share-Based Performance-Earned Restricted Stock Activity (Detail) (Share-based performance-earned restricted stock ("PERS"), USD $)	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Share-based performance-earned restricted stock ("PERS")
Weighted-average grant-date fair value
Beginning balance	$ 17.29
Shares granted	$ 21.49	$ 19.31	$ 18.96
Shares forfeited	$ 20.14
Shares vested	$ 14.49
Ending balance	$ 20.18	$ 17.29
Shares
Beginning balance	1,035,000
Shares granted	468,000
Shares forfeited	(14,000)
Shares vested	(419,000)
Ending balance	1,070,000	1,035,000

Share-Based Activity under 2003 Plan (Detail) (Restricted Stock Plans, 2003 Plan, USD $)	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Restricted Stock Plans, 2003 Plan
Weighted average grant-date fair value
Beginning balance	$ 18.12
Shares granted to Directors	$ 20.6	$ 20.73	$ 18.96
Shares vested	$ 15.44
Ending balance	$ 20.23	$ 18.12
Shares
Beginning balance	114,000
Shares granted to Directors	48,000
Shares vested	(47,000)
Ending balance	115,000	114,000

Awards and Restricted Stock Units Issued under 2007 Plan (Detail) (Restricted Stock Plans, 2007 Plan, USD $)	12 Months Ended
May 31, 2012
Restricted Stock Plans, 2007 Plan
Weighted average grant-date fair value
Beginning Balance	$ 16.49
Shares granted	$ 22.16
Shares vested	$ 23.25
Ending Balance	$ 17.12
Shares
Beginning balance	691,000
Shares granted	96,000
Shares vested	(9,000)
Ending balance	778,000

Summary of Activity for Nonvested Restricted Shares (Detail) (Nonvested Restricted Shares, USD $)	12 Months Ended
May 31, 2012
Nonvested Restricted Shares
Weighted average grant-date fair value
Beginning balance	$ 18.04
Granted	$ 21.62
Vested	$ 14.76
Forfeited	$ 20.14
Ending balance	$ 19.53
Shares
Beginning balance	2,520,000
Granted	727,000
Vested	(475,000)
Forfeited	(14,000)
Ending balance	2,758,000

Accumulated Other Comprehensive Income (loss) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Accumulated Other Comprehensive Income (Loss) [Line Items]
Adjustment due to deconsolidation of SPHC			$ 2,913
Ending Balance	(177,893)	6,073
Foreign Currency Translation Adjustments
Accumulated Other Comprehensive Income (Loss) [Line Items]
Beginning Balance	81,346	(16,462)	27,398
Other comprehensive income	(89,863)	97,808	(44,082)
Adjustment due to deconsolidation of SPHC			222
Ending Balance	(8,517)	81,346	(16,462)
Pension And Other Postretirement Benefit Liability Adjustments, Net of Tax
Accumulated Other Comprehensive Income (Loss) [Line Items]
Beginning Balance	(96,705)	(103,265)	(63,202)
Other comprehensive income	(119,189)	10,163	(69,791)
Deferred taxes	41,720	(3,603)	22,442
Adjustment due to deconsolidation of SPHC			7,286
Ending Balance	(174,174)	(96,705)	(103,265)
Unrealized Gain (Loss) On Derivatives, Net of Tax
Accumulated Other Comprehensive Income (Loss) [Line Items]
Beginning Balance	5,267	1,059	3,514
Other comprehensive income	(5,512)	6,131	(3,239)
Deferred taxes	1,445	(1,923)	1,072
Adjustment due to deconsolidation of SPHC			(288)
Ending Balance	1,200	5,267	1,059
Unrealized Gain (Loss) On Securities, Net of Tax
Accumulated Other Comprehensive Income (Loss) [Line Items]
Beginning Balance	16,165	10,877	733
Reclassification adjustments for gains included in net income, net of tax (benefit) of (844), 2,791 and 783 in 2012, 2011 and 2010 respectively	1,043	(5,676)	(1,399)
Other comprehensive income	(21,010)	13,554	17,574
Deferred taxes	7,400	(2,590)	(6,031)
Ending Balance	3,598	16,165	10,877
Accumulated Other Comprehensive Income/(Loss)
Accumulated Other Comprehensive Income (Loss) [Line Items]
Beginning Balance	6,073	(107,791)	(31,557)
Reclassification adjustments for gains included in net income, net of tax (benefit) of (844), 2,791 and 783 in 2012, 2011 and 2010 respectively	1,043	(5,676)	(1,399)
Other comprehensive income	(235,574)	127,656	(99,538)
Deferred taxes	50,565	(8,116)	17,483
Adjustment due to deconsolidation of SPHC			7,220
Ending Balance	$ (177,893)	$ 6,073	$ (107,791)

Accumulated Other Comprehensive Income (loss) (Parenthetical) (Detail) (Accumulated Other Comprehensive Income/(Loss), USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Accumulated Other Comprehensive Income/(Loss)
Accumulated Other Comprehensive Income (Loss) [Line Items]
Reclassification adjustments for gains included in net income, tax (benefit)	$ (844)	$ 2,791	$ 783

Reconciliation of Numerator and Denominator of Basic and Diluted Earnings Per Share, Calculated using Two-Class Method (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended										12 Months Ended
	May 31, 2012	Feb. 29, 2012		Nov. 30, 2011	Aug. 31, 2011	May 31, 2011	Feb. 28, 2011		Nov. 30, 2010	Aug. 31, 2010	May 31, 2012	May 31, 2011	May 31, 2010
Numerator for earnings per share:
Net income attributable to RPM International Inc. stockholders	$ 82,569	$ 6,625		$ 49,931	$ 76,811	$ 70,174	$ 1,097		$ 48,791	$ 68,996	$ 215,936	$ 189,058	$ 180,037
Less: Allocation of earnings and dividends to participating securities											(4,024)	(3,067)	(2,180)
Net income available to common shareholders - basic											211,912	185,991	177,857
Add: Undistributed earnings reallocated to unvested shareholders											9	7	6
Net income available to common shareholders - diluted											$ 211,921	$ 185,998	$ 177,863
Denominator for basic and diluted earnings per share:
Basic weighted average common shares											128,130	127,403	127,047
Average diluted options											587	663	684
Total shares for diluted earnings per share											128,717	128,066	127,731
Earnings per Share of Common Stock Attributable to RPM International Inc. Stockholders:
Basic Earnings Per Share of Common Stock	$ 0.63	$ 0.05		$ 0.38	$ 0.59	$ 0.54	$ 0.01		$ 0.38	$ 0.53	$ 1.65	$ 1.46	$ 1.4
Diluted Earnings Per Share of Common Stock	$ 0.63	$ 0.05	[1]	$ 0.38	$ 0.59	$ 0.54	$ 0.01	[1]	$ 0.38	$ 0.53	$ 1.65	$ 1.45	$ 1.39

[1]	For the quarters ended February 29, 2012 and February 28, 2011, the treasury stock method was utilized for the purpose of computing diluted earnings per share, as the result under the two-class method would have been less dilutive.

Earnings Per Share - Additional Information (Detail)	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Earnings Per Share Disclosure [Line Items]
Stock-based compensation plans, excluded from the calculation of diluted earnings per share, anti-dilutive shares of stock	2,625,000	2,157,000	1,905,000

Future Minimum Lease Commitments under Non-Cancelable Lease Agreements (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2012
Operating Leased Assets [Line Items]
2013	$ 38,034
2014	29,107
2015	21,784
2016	16,491
2017	12,718
Thereafter	35,960
Total Minimum Lease Commitments	$ 154,094

Leases - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Lease and Rental Expense [Line Items]
Rental expenses for all operating lease	$ 40.6	$ 41.4	$ 41.8

Pension Plans - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Schedule of Pension and Other Postretirement Benefits Expected Benefit Payments [Line Items]
Average compensation with accrued benefits vesting period	5 years
Matching contribution charged to income	$ 11.9	$ 10.9	$ 10.4
Pension Benefits, U.S. Plans
Schedule of Pension and Other Postretirement Benefits Expected Benefit Payments [Line Items]
Contribution to retirement plans in the next fiscal year	29.9
Pension Benefits, Non-U.S. Plans
Schedule of Pension and Other Postretirement Benefits Expected Benefit Payments [Line Items]
Contribution to retirement plans in the next fiscal year	8.3
Pension Plans, Defined Benefit
Schedule of Pension and Other Postretirement Benefits Expected Benefit Payments [Line Items]
Estimated benefits payable in the first year	24.3
Estimated benefits payable in the second year	26
Estimated benefits payable in the third year	28.8
Estimated benefits payable in the fourth year	29.2
Estimated benefits payable in the fifth year	31.9
Estimated benefits payable in the years thereafter	$ 185.6

Components of Net Periodic Pension Cost (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Pension Benefits, U.S. Plans
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Service cost	$ 19,906	$ 16,957	$ 14,020
Interest cost	15,307	13,738	13,499
Expected return on plan assets	(17,416)	(12,558)	(9,795)
Prior service cost	352	358	351
Net actuarial losses recognized	8,510	7,919	6,554
Curtailment/settlement (gains) losses		83
Net Pension Cost	26,659	26,497	24,629
Pension Benefits, Non-U.S. Plans
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Service cost	3,731	3,535	1,971
Interest cost	8,076	7,622	7,352
Expected return on plan assets	(7,867)	(7,057)	(6,068)
Prior service cost	10	12	9
Net actuarial losses recognized	2,169	2,472	963
Curtailment/settlement (gains) losses		(26)	(76)
Net Pension Cost	$ 6,119	$ 6,558	$ 4,151

Changes in Benefit Obligations and Plan Assets, Pension (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Pension Benefits, U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Benefit obligation at beginning of year	$ 288,532	$ 258,755
Service cost	19,906	16,957	14,020
Interest cost	15,307	13,738	13,499
Benefits paid	(13,467)	(15,915)
Plan amendments		68
Actuarial losses	74,735	15,110
Settlements/Curtailments		(181)
Benefit Obligation at End of Year	385,013	288,532	258,755
Balance at Beginning of Period	212,215	147,370
Actual return on plan assets	(14,309)	30,536
Employer contributions	13,769	50,405
Benefits paid	(13,467)	(15,915)
Settlements/Curtailments		(181)
Balance at End of Period	198,208	212,215	147,370
(Deficit) of plan assets versus benefit obligations at end of year	(186,805)	(76,317)
Net Amount Recognized	(186,805)	(76,317)
Accumulated Benefit Obligation	324,247	248,952
Pension Benefits, Non-U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Benefit obligation at beginning of year	161,632	137,821
Service cost	3,731	3,535	1,971
Interest cost	8,076	7,622	7,352
Benefits paid	(6,337)	(5,844)
Participant contributions	1,035	1,007
Acquisitions	880	60
Plan amendments		(9)
Actuarial losses	20,563	1,835
Settlements/Curtailments		(2,409)
Premiums paid	(161)	(146)
Currency exchange rate changes	(14,081)	18,160
Benefit Obligation at End of Year	175,338	161,632	137,821
Balance at Beginning of Period	141,639	112,435
Actual return on plan assets	3,987	11,655
Employer contributions	8,363	9,770
Participant contributions	1,035	1,007
Benefits paid	(6,337)	(5,844)
Premiums paid	(161)	(146)
Settlements/Curtailments		(2,409)
Currency exchange rate changes	(11,208)	15,171
Balance at End of Period	137,318	141,639	112,435
(Deficit) of plan assets versus benefit obligations at end of year	(38,020)	(19,993)
Net Amount Recognized	(38,020)	(19,993)
Accumulated Benefit Obligation	$ 156,663	$ 143,413

Amounts Recognized in Consolidated Balance Sheet, Pension (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011
Pension Benefits, U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Current liabilities	$ (43)	$ (43)
Noncurrent liabilities	(186,762)	(76,274)
Net Amount Recognized	(186,805)	(76,317)
Pension Benefits, Non-U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Noncurrent assets	42
Current liabilities	(492)	(483)
Noncurrent liabilities	(37,570)	(19,510)
Net Amount Recognized	$ (38,020)	$ (19,993)

Relationship between Plans Benefit Obligations and Assets (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011
Pension Benefits, U.S. Plans | Benefit Obligation
Defined Benefit Plan Disclosure [Line Items]
Plans with projected benefit obligation in excess of plan assets	$ 385,013	$ 288,532
Plans with accumulated benefit obligation in excess of plan assets	324,247	248,952
Pension Benefits, U.S. Plans | Plan Assets
Defined Benefit Plan Disclosure [Line Items]
Plans with projected benefit obligation in excess of plan assets	198,208	212,215
Plans with accumulated benefit obligation in excess of plan assets	198,208	212,215
Pension Benefits, Non-U.S. Plans | Benefit Obligation
Defined Benefit Plan Disclosure [Line Items]
Plans with projected benefit obligation in excess of plan assets	174,358	161,632
Plans with accumulated benefit obligation in excess of plan assets	83,465	78,269
Plans with assets in excess of projected benefit obligations	980
Plans with assets in excess of accumulated benefit obligations	73,198	65,144
Pension Benefits, Non-U.S. Plans | Plan Assets
Defined Benefit Plan Disclosure [Line Items]
Plans with projected benefit obligation in excess of plan assets	136,296	141,639
Plans with accumulated benefit obligation in excess of plan assets	62,902	68,632
Plans with assets in excess of projected benefit obligations	1,022
Plans with assets in excess of accumulated benefit obligations	$ 74,416	$ 73,007

Pretax Net Actuarial Loss, Prior Service (Costs) and Transition Assets/(Obligations) Recognized in Accumulated Other Comprehensive Income (Loss) not Affecting Retained Earnings, Pension (Detail) (USD $)
In Thousands, unless otherwise specified	May 31, 2012		May 31, 2011
Pension Benefits, U.S. Plans
Schedule of Net Periodic Benefit Costs and Assumptions for Defined Benefit Postretirement Plans [Line Items]
Net actuarial loss	$ (205,086)	[1]	$ (107,137)	[1]
Prior service (costs)	(1,679)		(2,031)
Total recognized in accumulated other comprehensive income not affecting retained earnings	(206,765)		(109,168)
Pension Benefits, Non-U.S. Plans
Schedule of Net Periodic Benefit Costs and Assumptions for Defined Benefit Postretirement Plans [Line Items]
Net actuarial loss	(62,750)	[1]	(44,313)	[1]
Prior service (costs)	(93)		(120)
Total recognized in accumulated other comprehensive income not affecting retained earnings	$ (62,843)		$ (44,433)

[1]	Increases in net actuarial losses arising during 2012 were primarily attributable to a lower discount rate during 2012 versus 2011 and a lower actual return on plan assets compared with the expected return on plan assets for 2012.

Changes Recognized in Other Comprehensive Income, Pension (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011
Pension Benefits, U.S. Plans
Changes in plan assets and benefit obligations recognized in other comprehensive income:
Prior service cost		$ 68
Net loss (gain) arising during the year	106,459	(2,868)
Amounts recognized as a component of net periodic benefit cost:
Amortization or curtailment recognition of prior service credit (cost)	(352)	(358)
Amortization or settlement recognition of net gain (loss)	(8,510)	(8,002)
Total recognized in other comprehensive loss (income)	97,597	(11,160)
Pension Benefits, Non-U.S. Plans
Changes in plan assets and benefit obligations recognized in other comprehensive income:
Prior service cost		(9)
Net loss (gain) arising during the year	24,441	(2,763)
Effect of exchange rates on amounts included in AOCI	(3,852)	4,459
Amounts recognized as a component of net periodic benefit cost:
Amortization or curtailment recognition of prior service credit (cost)	(10)	(12)
Amortization or settlement recognition of net gain (loss)	(2,169)	(2,446)
Total recognized in other comprehensive loss (income)	$ 18,410	$ (771)

Amounts in Accumulated Other Comprehensive Income (Loss) that have not yet been Recognized in Net Periodic Pension Cost, but will be Recognized in Consolidated Statements of Income (Detail) (USD $)
In Thousands, unless otherwise specified	12 Months Ended
May 31, 2012
Pension Benefits, U.S. Plans
Schedule of Pension Amounts in Accumulated Other Comprehensive Income (Loss) [Line Items]
Net actuarial loss	$ (15,930)
Prior service (costs)	(348)
Pension Benefits, Non-U.S. Plans
Schedule of Pension Amounts in Accumulated Other Comprehensive Income (Loss) [Line Items]
Net actuarial loss	(2,769)
Prior service (costs)	$ (9)

Weighted-Average Assumptions used to Determine Benefit Obligations and Net Periodic Pension Cost (Detail)	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Pension Benefits, U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Year-End Benefit Obligations, Discount rate	4.25%	5.25%
Year-End Benefit Obligations, Rate of compensation increase	3.15%	3.15%
Net Periodic Pension Cost, Discount rate	5.25%	5.75%	6.90%
Net Periodic Pension Cost, Expected return on plan assets	8.50%	8.75%	8.75%
Net Periodic Pension Cost, Rate of compensation increase	3.15%	3.28%	3.28%
Pension Benefits, Non-U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Year-End Benefit Obligations, Discount rate	4.19%	5.14%
Year-End Benefit Obligations, Rate of compensation increase	3.76%	3.83%
Net Periodic Pension Cost, Discount rate	5.14%	5.26%	6.96%
Net Periodic Pension Cost, Expected return on plan assets	5.63%	5.75%	5.94%
Net Periodic Pension Cost, Rate of compensation increase	3.83%	3.81%	3.76%

Weighted-Average Actual and Target Allocation of Plan Assets (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Pension Benefits, U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Target Allocation	100.00%
Actual Asset Allocation	$ 198,208	$ 212,215	$ 147,370
Pension Benefits, U.S. Plans | Equity securities
Defined Benefit Plan Disclosure [Line Items]
Target Allocation, Equity securities	55.00%
Actual Asset Allocation	111,700	107,800
Pension Benefits, U.S. Plans | Fixed securities
Defined Benefit Plan Disclosure [Line Items]
Target Allocation, Fixed income securities	25.00%
Actual Asset Allocation	64,400	50,700
Pension Benefits, U.S. Plans | Cash
Defined Benefit Plan Disclosure [Line Items]
Actual Asset Allocation	4,549	35,040
Pension Benefits, U.S. Plans | Property and other
Defined Benefit Plan Disclosure [Line Items]
Target Allocation, Other	20.00%
Actual Asset Allocation	17,600	18,700
Pension Benefits, Non-U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Target Allocation	100.00%
Actual Asset Allocation	137,318	141,639	112,435
Pension Benefits, Non-U.S. Plans | Equity securities
Defined Benefit Plan Disclosure [Line Items]
Actual Asset Allocation	67,000	66,800
Target Allocation, Equity securities	42.00%
Pension Benefits, Non-U.S. Plans | Fixed securities
Defined Benefit Plan Disclosure [Line Items]
Actual Asset Allocation	43,900	44,500
Target Allocation, Fixed income securities	51.00%
Pension Benefits, Non-U.S. Plans | Cash
Defined Benefit Plan Disclosure [Line Items]
Actual Asset Allocation	410	374
Target Allocation, Cash	1.00%
Pension Benefits, Non-U.S. Plans | Property and other
Defined Benefit Plan Disclosure [Line Items]
Actual Asset Allocation	$ 26,000	$ 30,000
Target Allocation, Property and other	6.00%

Pension Plan Assets Categorized using Fair Value Hierarchy (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011	May 31, 2010
Pension Benefits, Non-U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	$ 137,318	$ 141,639	$ 112,435
Pension Benefits, Non-U.S. Plans | Pooled equities
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	66,212	65,698
Pension Benefits, Non-U.S. Plans | Pooled fixed income
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	43,446	44,012
Pension Benefits, Non-U.S. Plans | Foreign bonds
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	433	402
Pension Benefits, Non-U.S. Plans | Insurance contracts
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	25,974	30,043
Pension Benefits, Non-U.S. Plans | Mutual funds
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	843	1,110
Pension Benefits, Non-U.S. Plans | Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	410	374
Pension Benefits, U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	198,208	212,215	147,370
Pension Benefits, U.S. Plans | Foreign bonds
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	2,279	1,566
Pension Benefits, U.S. Plans | Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	4,549	35,040
Pension Benefits, U.S. Plans | U.S. Treasury and other government
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	7,969	2,691
Pension Benefits, U.S. Plans | State and municipal bonds
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	490	439
Pension Benefits, U.S. Plans | Mortgage-backed securities
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	9,169	6,531
Pension Benefits, U.S. Plans | Corporate bonds
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	14,647	12,653
Pension Benefits, U.S. Plans | Stocks-large cap
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	36,196	44,926
Pension Benefits, U.S. Plans | Stocks-mid cap
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	19,659	16,040
Pension Benefits, U.S. Plans | Stocks-small cap
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	10,413	4,754
Pension Benefits, U.S. Plans | Stocks-international
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	6,961	7,514
Pension Benefits, U.S. Plans | Mutual funds-equity
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	38,475	34,515
Pension Benefits, U.S. Plans | Mutual funds-fixed
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	29,806	26,873
Pension Benefits, U.S. Plans | Limited partnerships
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	1,833	2,470
Pension Benefits, U.S. Plans | Common/collective trusts
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	15,762	16,203
Quoted Prices in Active Markets for Identical Assets (Level 1) | Pension Benefits, Non-U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	410	374
Quoted Prices in Active Markets for Identical Assets (Level 1) | Pension Benefits, Non-U.S. Plans | Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	410	374
Quoted Prices in Active Markets for Identical Assets (Level 1) | Pension Benefits, U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	77,778	108,274
Quoted Prices in Active Markets for Identical Assets (Level 1) | Pension Benefits, U.S. Plans | Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	4,549	35,040
Quoted Prices in Active Markets for Identical Assets (Level 1) | Pension Benefits, U.S. Plans | Stocks-large cap
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	36,196	44,926
Quoted Prices in Active Markets for Identical Assets (Level 1) | Pension Benefits, U.S. Plans | Stocks-mid cap
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	19,659	16,040
Quoted Prices in Active Markets for Identical Assets (Level 1) | Pension Benefits, U.S. Plans | Stocks-small cap
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	10,413	4,754
Quoted Prices in Active Markets for Identical Assets (Level 1) | Pension Benefits, U.S. Plans | Stocks-international
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	6,961	7,514
Significant Other Observable Inputs (Level 2) | Pension Benefits, Non-U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	110,934	111,222
Significant Other Observable Inputs (Level 2) | Pension Benefits, Non-U.S. Plans | Pooled equities
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	66,212	65,698
Significant Other Observable Inputs (Level 2) | Pension Benefits, Non-U.S. Plans | Pooled fixed income
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	43,446	44,012
Significant Other Observable Inputs (Level 2) | Pension Benefits, Non-U.S. Plans | Foreign bonds
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	433	402
Significant Other Observable Inputs (Level 2) | Pension Benefits, Non-U.S. Plans | Mutual funds
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	843	1,110
Significant Other Observable Inputs (Level 2) | Pension Benefits, U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	102,835	85,268
Significant Other Observable Inputs (Level 2) | Pension Benefits, U.S. Plans | Foreign bonds
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	2,279	1,566
Significant Other Observable Inputs (Level 2) | Pension Benefits, U.S. Plans | U.S. Treasury and other government
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	7,969	2,691
Significant Other Observable Inputs (Level 2) | Pension Benefits, U.S. Plans | State and municipal bonds
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	490	439
Significant Other Observable Inputs (Level 2) | Pension Benefits, U.S. Plans | Mortgage-backed securities
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	9,169	6,531
Significant Other Observable Inputs (Level 2) | Pension Benefits, U.S. Plans | Corporate bonds
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	14,647	12,653
Significant Other Observable Inputs (Level 2) | Pension Benefits, U.S. Plans | Mutual funds-equity
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	38,475	34,515
Significant Other Observable Inputs (Level 2) | Pension Benefits, U.S. Plans | Mutual funds-fixed
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	29,806	26,873
Significant Unobservable Inputs (Level 3) | Pension Benefits, Non-U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	25,974	30,043
Significant Unobservable Inputs (Level 3) | Pension Benefits, Non-U.S. Plans | Insurance contracts
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	25,974	30,043
Significant Unobservable Inputs (Level 3) | Pension Benefits, U.S. Plans
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	17,595	18,673
Significant Unobservable Inputs (Level 3) | Pension Benefits, U.S. Plans | Limited partnerships
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	1,833	2,470
Significant Unobservable Inputs (Level 3) | Pension Benefits, U.S. Plans | Common/collective trusts
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Pension plans with Plan Assets	$ 15,762	$ 16,203

Activity that Occurred for Level Three Assets (Detail) (Significant Unobservable Inputs (Level 3), USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012		May 31, 2011
Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Disclosure [Line Items]
Balance at Beginning of Period	$ 48,716		$ 33,337
Actual Return on Plan Assets For Assets Still Held at Reporting Date	231		197
Actual Return on Plan Assets For Assets Sold During Year	(619)		1,750
Purchases, Sales and Settlements, net	(3,998)	[1]	5,606	[1]
Transfers In/Out of Level 3	(761)		7,826
Balance at End of Period	$ 43,569		$ 48,716

[1]	Includes the impact of exchange rate changes during the year.

Components of Net Periodic Postretirement Expense (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Postretirement Benefits, U.S. Plans
Pension and Other Postretirement Benefits Disclosure [Line Items]
Service cost - Benefits earned during the period		$ 5	$ 3
Interest cost on the accumulated obligation	416	439	569
Prior service cost	(86)	(86)	(28)
Unrecognized losses	(58)	(191)	(137)
Net Pension Cost	272	167	407
Postretirement Benefits, Non-U.S. Plans
Pension and Other Postretirement Benefits Disclosure [Line Items]
Service cost - Benefits earned during the period	745	736	338
Interest cost on the accumulated obligation	968	925	664
Unrecognized losses	72	89	(139)
Net Pension Cost	$ 1,785	$ 1,750	$ 863

Changes in Benefit Obligations (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011
Postretirement Benefits, U.S. Plans
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Benefit obligation at beginning of year	$ 9,103	$ 7,936
Service cost		5
Interest cost	416	439
Benefit payments	(665)	(633)
Medicare subsidy received	69	97
Actuarial (gains) losses	754	1,259
Benefit Obligation at End of Year	9,677	9,103
Postretirement Benefits, Non-U.S. Plans
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Benefit obligation at beginning of year	17,557	14,974
Service cost	745	709
Interest cost	968	891
Benefit payments	(369)	(317)
Actuarial (gains) losses	6,979	(33)
Currency exchange rate changes	(1,363)	1,333
Benefit Obligation at End of Year	$ 24,517	$ 17,557

Amounts Recognized in Consolidated Balance Sheets, Postretirement (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011
Postretirement Benefits, U.S. Plans
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Current liabilities	$ (714)	$ (672)
Noncurrent liabilities	(8,963)	(8,431)
Net Amount Recognized	(9,677)	(9,103)
Postretirement Benefits, Non-U.S. Plans
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Current liabilities	(428)	(380)
Noncurrent liabilities	(24,089)	(17,177)
Net Amount Recognized	$ (24,517)	$ (17,557)

Pretax Net Actuarial Loss, Prior Service (Costs) and Transition Assets/(Obligations) Recognized in Accumulated Other Comprehensive Income (Loss) not Affecting Retained Earnings, Postretirement (Detail) (USD $)
In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011
Postretirement Benefits, U.S. Plans
Schedule of Pension and Other Postretirement Benefits Recognized In Accumulated Other Comprehensive Income Loss [Line Items]
Net actuarial gain (loss)	$ (35)	$ 778
Prior service credits	603	689
Total recognized in accumulated other comprehensive income not affecting retained earnings	568	1,467
Postretirement Benefits, Non-U.S. Plans
Schedule of Pension and Other Postretirement Benefits Recognized In Accumulated Other Comprehensive Income Loss [Line Items]
Net actuarial gain (loss)	(9,441)	(2,943)
Total recognized in accumulated other comprehensive income not affecting retained earnings	$ (9,441)	$ (2,943)

Changes Recognized in Other Comprehensive Income, Postretirement Benefits (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011
Postretirement Benefits, U.S. Plans
Changes in plan assets and benefit obligations recognized in other comprehensive income:
Prior service cost
Net loss (gain) arising during the year	754	1,259
Amounts recognized as a component of net periodic benefit cost:
Amortization or curtailment recognition of prior service credit (cost)	86	86
Amortization or settlement recognition of net gain (loss)	58	191
Total recognized in other comprehensive loss (income)	898	1,536
Postretirement Benefits, Non-U.S. Plans
Changes in plan assets and benefit obligations recognized in other comprehensive income:
Prior service cost
Net loss (gain) arising during the year	6,979	(33)
Effect of exchange rates on amounts included in AOCI	(409)	241
Amounts recognized as a component of net periodic benefit cost:
Amortization or settlement recognition of net gain (loss)	(72)	(89)
Total recognized in other comprehensive loss (income)	$ 6,498	$ 119

Weighted-Average Assumptions used to Determine Benefit Obligations and Net Periodic Postretirement Cost (Detail)	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Postretirement Benefits, U.S. Plans
Health Care Cost Trend Rates Assumptions [Line Items]
Year-End Benefit Obligations, Discount rate	3.75%	4.75%
Year-End Benefit Obligations, Current healthcare cost trend rate	7.70%	7.87%
Year-End Benefit Obligations, Ultimate healthcare cost trend rate	4.50%	4.50%
Year-End Benefit Obligations, Year ultimate healthcare cost trend rate will be realized	2029	2029
Net Periodic Pension Cost, Discount rate	4.75%	5.75%	6.90%
Net Periodic Pension Cost, Healthcare cost trend rate	7.87%	8.04%	8.60%
Net Periodic Pension Cost, Ultimate healthcare cost trend rate	4.50%	4.50%	4.50%
Net Periodic Pension Cost, Year ultimate healthcare cost trend rate will be realized	2029	2029	2029
Postretirement Benefits, Non-U.S. Plans
Health Care Cost Trend Rates Assumptions [Line Items]
Year-End Benefit Obligations, Discount rate	4.75%	5.75%
Year-End Benefit Obligations, Current healthcare cost trend rate	6.92%	7.00%
Year-End Benefit Obligations, Ultimate healthcare cost trend rate	4.20%	4.50%
Year-End Benefit Obligations, Year ultimate healthcare cost trend rate will be realized	2030	2030
Net Periodic Pension Cost, Discount rate	5.75%	5.75%	8.00%
Net Periodic Pension Cost, Healthcare cost trend rate	7.00%	7.40%	10.00%
Net Periodic Pension Cost, Ultimate healthcare cost trend rate	4.50%	4.50%	5.00%
Net Periodic Pension Cost, Year ultimate healthcare cost trend rate will be realized	2030	2030	2024

Increasing or Decreasing Current Health Care Cost Trend (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011
Postretirement Benefits, U.S. Plans
Assumed Health Care Cost Trend Rates, Effect of One Percentage Point Change [Line Items]
1% Increase in trend rate, accumulated benefit obligation	$ 390	$ 442
1% Increase in trend rate, postretirement cost	21	22
1% Decrease in trend rate, accumulated benefit obligation	(348)	(394)
1% Decrease in trend rate, postretirement cost	(19)	(19)
Postretirement Benefits, Non-U.S. Plans
Assumed Health Care Cost Trend Rates, Effect of One Percentage Point Change [Line Items]
1% Increase in trend rate, accumulated benefit obligation	3,920	3,938
1% Increase in trend rate, postretirement cost	473	423
1% Decrease in trend rate, accumulated benefit obligation	(5,176)	(3,039)
1% Decrease in trend rate, postretirement cost	$ (351)	$ (320)

Postretirement Benefits - Additional Information (Detail) (USD $)	12 Months Ended
	May 31, 2012	May 31, 2011
Medicare
Schedule of Pension and Other Postretirement Benefits Expected Benefit Payments [Line Items]
Reimbursement from medicare	$ 69,000	$ 97,000
POSTRETIREMENT BENEFITS | Minimum
Schedule of Pension and Other Postretirement Benefits Expected Benefit Payments [Line Items]
Estimated benefits payable in the first year	1,100,000
Estimated benefits payable in the second year	1,100,000
Estimated benefits payable in the third year	1,100,000
Estimated benefits payable in the fourth year	1,100,000
Estimated benefits payable in the fifth year	1,100,000
Estimated benefits payable in the years thereafter	8,000,000
POSTRETIREMENT BENEFITS | Maximum
Schedule of Pension and Other Postretirement Benefits Expected Benefit Payments [Line Items]
Estimated benefits payable in the first year	1,300,000
Estimated benefits payable in the second year	1,300,000
Estimated benefits payable in the third year	1,300,000
Estimated benefits payable in the fourth year	1,300,000
Estimated benefits payable in the fifth year	$ 1,300,000

Reorganization Proceedings of Certain Subsidiaries - Additional Information (Detail) (USD $)	12 Months Ended				12 Months Ended
	May 31, 2010		May 31, 2008	May 31, 2012	May 31, 2008 Specialty Products Holding Corp.	May 30, 2010 Specialty Products Holding Corp.	May 31, 2006 Specialty Products Holding Corp.	May 31, 2012 Debtor-in-Possession ("DIP") Financing
Reorganization [Line Items]
Asbestos-related products liability claims paid	$ 92,621,000	[1]
Asbestos-related products liability, defense-related payments	42,600,000
Accrued liability for asbestos					559,700,000	397,700,000	421,300,000
Asbestos liability, term			10 years
Increase in Asbestos liability					288,100,000
Debtor-in-Possession credit facility				$ 40,000,000
Line of credit facility, term								3 years

[1]	Deductions include payments for defense-related costs and amounts paid to settle claims.

Movements in Bondex Asbestos Liability (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
May 31, 2010
Fresh-Start Adjustment [Line Items]
Balance at Beginning of Period	$ 490,328
Additions to Asbestos Charge
Deductions	92,621 [1]
Impact of Deconsolidation of SPHC	$ (397,707) [2]

[1]	Deductions include payments for defense-related costs and amounts paid to settle claims.
[2]	During the year ended May 31, 2010, SPHC and Bondex filed Chapter 11 reorganization proceedings in the U.S. Bankruptcy Court for the District of Delaware, and as a result, were deconsolidated from our results, as required. Refer to Note A(2) for further information.

Consolidated Statements of Income (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	May 31, 2012	Feb. 29, 2012	Nov. 30, 2011	Aug. 31, 2011	May 31, 2011	Feb. 28, 2011	Nov. 30, 2010	Aug. 31, 2010	May 31, 2012		May 31, 2011		May 31, 2010
Schedule of Condensed Consolidating Statement of Operations [Line Items]
Total net sales	$ 1,101,770	$ 773,643	$ 916,085	$ 985,918	$ 981,768	$ 678,920	$ 826,343	$ 894,810	$ 3,777,416	[1]	$ 3,381,841	[1]	$ 3,412,716	[1]
Cost of Sales									2,235,153		1,980,974		1,977,341
Gross profit	460,416	303,200	369,021	409,626	416,426	269,518	339,497	375,426	1,542,263		1,400,867		1,435,375
Selling, general & administrative expenses									1,155,714		1,058,466		1,110,102
Interest expense									72,045		65,427		59,273
Income before income taxes									328,289	[2]	295,053	[2]	268,454	[2]
Provision for income taxes									94,526		91,885		87,327
Net income	82,569	6,625	49,931	76,811	70,174	1,097	48,791	68,996	215,936		189,058		180,037
Specialty Products Holding Corp.
Schedule of Condensed Consolidating Statement of Operations [Line Items]
Net Sales													301,142
Net sales to RPM													18,431
Total net sales													319,573
Cost of Sales													203,082
Gross profit													116,491
Selling, general & administrative expenses													100,080
Interest expense													22
Investment (income), net													(266)
Income before income taxes													16,655
Provision for income taxes													5,520
Net income													$ 11,135

[1]	It is not practicable to obtain the information needed to disclose revenues attributable to each of our product lines.
[2]	The presentation includes a reconciliation of Income (Loss) Before Income Taxes, a measure defined by Generally Accepted Accounting Principles (GAAP) in the United States, to EBIT.

Accrued Loss Reserves (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011
Schedule of Accrued Liabilities [Line Items]
Accrued loss reserves - Current	$ 54,652	$ 57,645
Accrued loss reserves - Noncurrent	7,959	9,447
Accrued product liability reserves
Schedule of Accrued Liabilities [Line Items]
Accrued loss reserves - Current	37,508	37,941
Accrued loss reserves - Noncurrent	2,820	2,905
Accrued warranty reserves
Schedule of Accrued Liabilities [Line Items]
Accrued loss reserves - Current	13,564	15,347
Accrued loss reserves - Noncurrent	1,187	1,849
Accrued environmental reserves
Schedule of Accrued Liabilities [Line Items]
Accrued loss reserves - Current	3,580	4,357
Accrued loss reserves - Noncurrent	$ 3,952	$ 4,693

Changes in Accrued Warranty Balances (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012		May 31, 2011		May 31, 2010
Product Liability Contingency [Line Items]
Beginning Balance	$ 17,196		$ 17,602		$ 18,993
Deductions	(18,143)	[1]	(20,335)	[1]	(23,209)	[1]
Provision charged to SG&A expense	15,513		19,899		24,897
Acquisitions	185		30		46
Impact of deconsolidation of SPHC					(3,125)
Ending Balance	$ 14,751		$ 17,196		$ 17,602

[1]	Primarily claims paid during the year.

Segment Information - Additional Information (Detail)	May 31, 2012 Segment
Segment Reporting Information [Line Items]
Number of reportable segments	2
Number of operating segments	5

Reportable Segments Information (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	May 31, 2012	Feb. 29, 2012	Nov. 30, 2011	Aug. 31, 2011	May 31, 2011	Feb. 28, 2011	Nov. 30, 2010	Aug. 31, 2010	May 31, 2012		May 31, 2011		May 31, 2010
Segment Reporting Information [Line Items]
Net Sales	$ 1,101,770	$ 773,643	$ 916,085	$ 985,918	$ 981,768	$ 678,920	$ 826,343	$ 894,810	$ 3,777,416	[1]	$ 3,381,841	[1]	$ 3,412,716	[1]
Income Before Income Taxes									328,289	[2]	295,053	[2]	268,454	[2]
Interest (Expense), Net									(67,859)	[3]	(49,745)	[3]	(51,697)	[3]
EBIT									396,148	[4]	344,798	[4]	320,151	[4]
Total Assets	3,560,020				3,515,029				3,560,020		3,515,029		3,004,024
Capital Expenditures									71,615		39,826		23,241
Depreciation and Amortization									73,698		72,753		84,253
Industrial Segment
Segment Reporting Information [Line Items]
Net Sales									2,535,238		2,259,809		2,328,194
Income Before Income Taxes									278,676	[2]	232,544	[2]	225,528	[2]
Interest (Expense), Net									(3,770)	[3]	(3,304)	[3]	(1,709)	[3]
EBIT									282,446	[4]	235,848	[4]	227,237	[4]
Total Assets	2,195,702				1,992,143				2,195,702		1,992,143		1,666,005
Capital Expenditures									47,529		29,687		17,887
Depreciation and Amortization									48,701		46,352		56,104
Consumer Segment
Segment Reporting Information [Line Items]
Net Sales									1,242,178		1,122,032		1,084,522
Income Before Income Taxes									160,099	[2]	146,035	[2]	147,019	[2]
Interest (Expense), Net									18	[3]	63	[3]	37	[3]
EBIT									160,081	[4]	145,972	[4]	146,982	[4]
Total Assets	1,184,609				1,195,849				1,184,609		1,195,849		1,135,211
Capital Expenditures									17,156		9,665		4,400
Depreciation and Amortization									23,656		24,954		26,771
Corporate/Other
Segment Reporting Information [Line Items]
Income Before Income Taxes									(110,486)	[2]	(83,526)	[2]	(104,093)	[2]
Interest (Expense), Net									(64,107)	[3]	(46,504)	[3]	(50,025)	[3]
EBIT									(46,379)	[4]	(37,022)	[4]	(54,068)	[4]
Total Assets	179,709				327,037				179,709		327,037		202,808
Capital Expenditures									6,930		474		954
Depreciation and Amortization									$ 1,341		$ 1,447		$ 1,378

[1]	It is not practicable to obtain the information needed to disclose revenues attributable to each of our product lines.
[2]	The presentation includes a reconciliation of Income (Loss) Before Income Taxes, a measure defined by Generally Accepted Accounting Principles (GAAP) in the United States, to EBIT.
[3]	Interest (expense), net includes the combination of interest expense and investment expense (income), net.
[4]	EBIT is defined as earnings (loss) before interest and taxes. We evaluate the profit performance of our segments based on income before income taxes, but also look to EBIT as a performance evaluation measure because interest expense is essentially related to corporate acquisitions, as opposed to segment operations. For that reason, we believe EBIT is also useful to investors as a metric in their investment decisions. EBIT should not be considered an alternative to, or more meaningful than, operating income as determined in accordance with GAAP, since EBIT omits the impact of interest and taxes in determining operating performance, which represent items necessary to our continued operations, given our level of indebtedness and ongoing tax obligations. Nonetheless, EBIT is a key measure expected by and useful to our fixed income investors, rating agencies and the banking community, all of whom believe, and we concur, that this measure is critical to the capital markets' analysis of our segments' core operating performance. We also evaluate EBIT because it is clear that movements in EBIT impact our ability to attract financing. Our underwriters and bankers consistently require inclusion of this measure in offering memoranda in conjunction with any debt underwriting or bank financing. EBIT may not be indicative of our historical operating results, nor is it meant to be predictive of potential future results.

Net Sales and Long Lived Assets by Regions (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended										12 Months Ended
	May 31, 2012		Feb. 29, 2012	Nov. 30, 2011	Aug. 31, 2011	May 31, 2011		Feb. 28, 2011	Nov. 30, 2010	Aug. 31, 2010	May 31, 2012		May 31, 2011		May 31, 2010
Segment Reporting Information [Line Items]
Net Sales	$ 1,101,770		$ 773,643	$ 916,085	$ 985,918	$ 981,768		$ 678,920	$ 826,343	$ 894,810	$ 3,777,416	[1]	$ 3,381,841	[1]	$ 3,412,716	[1]
Long-Lived Assets	1,748,683	[2]				1,647,059	[2]				1,748,683	[2]	1,647,059	[2]	1,553,863	[2]
United States
Segment Reporting Information [Line Items]
Net Sales											2,219,680		1,983,238		2,148,893
Long-Lived Assets	1,065,324					965,235					1,065,324		965,235		966,453
Foreign
Segment Reporting Information [Line Items]
Net Sales											1,557,736		1,398,603		1,263,823
Long-Lived Assets	683,359					681,824					683,359		681,824		587,410
Foreign | Canada
Segment Reporting Information [Line Items]
Net Sales											346,238		330,613		308,395
Long-Lived Assets	128,392					137,380					128,392		137,380		127,672
Foreign | Europe
Segment Reporting Information [Line Items]
Net Sales											919,124		812,735		728,118
Long-Lived Assets	298,496					287,874					298,496		287,874		230,923
Foreign | Other Foreign
Segment Reporting Information [Line Items]
Net Sales											292,374		255,255		227,310
Long-Lived Assets	64,316					47,353					64,316		47,353		44,327
Foreign | UNITED KINGDOM
Segment Reporting Information [Line Items]
Long-Lived Assets	$ 192,155					$ 209,217					$ 192,155		$ 209,217		$ 184,488

[1]	It is not practicable to obtain the information needed to disclose revenues attributable to each of our product lines.
[2]	Long-lived assets include all non-current assets, excluding non-current deferred income taxes.

Quarterly Result of Operations (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended										12 Months Ended
	May 31, 2012	Feb. 29, 2012		Nov. 30, 2011	Aug. 31, 2011	May 31, 2011	Feb. 28, 2011		Nov. 30, 2010	Aug. 31, 2010	May 31, 2012		May 31, 2011		May 31, 2010
Quarterly Financial Information [Line Items]
Net Sales	$ 1,101,770	$ 773,643		$ 916,085	$ 985,918	$ 981,768	$ 678,920		$ 826,343	$ 894,810	$ 3,777,416	[1]	$ 3,381,841	[1]	$ 3,412,716	[1]
Gross profit	460,416	303,200		369,021	409,626	416,426	269,518		339,497	375,426	1,542,263		1,400,867		1,435,375
Net income attributable to RPM International Inc. stockholders	$ 82,569	$ 6,625		$ 49,931	$ 76,811	$ 70,174	$ 1,097		$ 48,791	$ 68,996	$ 215,936		$ 189,058		$ 180,037
Basic Earnings Per Share	$ 0.63	$ 0.05		$ 0.38	$ 0.59	$ 0.54	$ 0.01		$ 0.38	$ 0.53	$ 1.65		$ 1.46		$ 1.4
Diluted Earnings Per Share	$ 0.63	$ 0.05	[2]	$ 0.38	$ 0.59	$ 0.54	$ 0.01	[2]	$ 0.38	$ 0.53	$ 1.65		$ 1.45		$ 1.39
Dividends Per Share	$ 0.215	$ 0.215		$ 0.215	$ 0.21	$ 0.21	$ 0.21		$ 0.21	$ 0.205	$ 0.855		$ 0.835		$ 0.815

[1]	It is not practicable to obtain the information needed to disclose revenues attributable to each of our product lines.
[2]	For the quarters ended February 29, 2012 and February 28, 2011, the treasury stock method was utilized for the purpose of computing diluted earnings per share, as the result under the two-class method would have been less dilutive.

Valuation and Qualifying Accounts and Reserves (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012		May 31, 2011		May 31, 2010
Allowance for Doubtful Accounts, Current
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period	$ 27,597		$ 20,525		$ 22,934
Additions Charged to Selling, General and Administrative	5,811		10,916		9,053
(Deductions) Additions	(6,901)	[1]	(3,844)	[1]	(8,581)	[1]
Impact of Deconsolidation					(2,881)	[2]
Balance at End of Period	26,507		27,597		20,525
Product Liability Reserves, Current
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period	37,941		47,811		51,453
Additions Charged to Selling, General and Administrative	6,221		(1,430)		12,714
Acquisitions (Disposals) of Businesses and Reclassifications	105	[3]	(2,525)
(Deductions) Additions	(6,759)	[4]	(5,915)	[4]	(10,709)	[4]
Impact of Deconsolidation					(5,647)	[2]
Balance at End of Period	37,508		37,941		47,811
Accrued loss reserves
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period	4,357		3,084		6,947
Additions Charged to Selling, General and Administrative	(310)		2,504		65
Acquisitions (Disposals) of Businesses and Reclassifications	1,316				(564)	[3]
(Deductions) Additions	(1,783)	[4]	(1,231)	[4]	(3,215)	[4]
Impact of Deconsolidation					(149)	[2]
Balance at End of Period	3,580		4,357		3,084
Product Liability Reserves, Noncurrent
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period	2,905		4,331		7,067
Additions Charged to Selling, General and Administrative	178		(57)		348
Acquisitions (Disposals) of Businesses and Reclassifications	(105)	[3]
(Deductions) Additions	(158)	[4]	(1,369)	[4]	(3,084)	[4]
Balance at End of Period	2,820		2,905		4,331
Accrued environmental reserves
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period	4,693		4,408		3,846
Additions Charged to Selling, General and Administrative	(631)		115		3,193
Acquisitions (Disposals) of Businesses and Reclassifications					564	[3]
(Deductions) Additions	(110)	[4]	170	[4]	(2,080)	[4]
Impact of Deconsolidation					(1,115)	[2]
Balance at End of Period	3,952		4,693		4,408
Asbestos-related liabilities, Current
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period					65,000
Acquisitions (Disposals) of Businesses and Reclassifications					(45,000)	[3]
Impact of Deconsolidation					(20,000)	[2]
Asbestos-related liabilities, noncurrent
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period					425,328
Acquisitions (Disposals) of Businesses and Reclassifications					45,000	[3]
(Deductions) Additions					(92,621)	[4]
Impact of Deconsolidation					$ (377,707)	[2]

[1]	Uncollectible accounts written off, net of recoveries
[2]	Reflects the impact of the deconsolidation of SPHC as of May 31, 2010. Refer to Note A(2) and Note I to the Consolidated Financial Statements for the fiscal year ended May 31, 2011 for further information.
[3]	Primarily transfers between current and noncurrent
[4]	Primarily claims paid during the year, net of insurance contributions